     As filed with the Securities and Exchange Commission on April 30, 2003
                                                      1933 Act File No. 2-83616
                                                      1940 Act File No. 811-3732


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 32


                                       AND

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 36


                            MFS/SUN LIFE SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (617) 954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

  It is proposed that this filing will become effective (check appropriate box)


         |X| immediately upon filing pursuant to paragraph (b) |_| on [date] pursuant to paragraph (b)
         |_| 60 days after filing pursuant to paragraph (a)(i) |_| on [date] pursuant to paragraph (a)(i)
         |_| 75 days after filing pursuant to paragraph (a)(ii) |_| on [date] pursuant to paragraph (a)(ii) of rule 485.


         If appropriate, check the following box:
         |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

===============================================================================

----------------------------
MFS(R)/SUN LIFE SERIES TRUST
----------------------------

MAY 1, 2003
                                                                      PROSPECTUS

                                                             INITIAL CLASS
                                                             SERVICE CLASS
--------------------------------------------------------------------------------

This Prospectus describes the 31 series of the MFS/Sun Life Series Trust (referred to as the Series Fund):

1. BOND SERIES will mainly seek as high a level of current income as is believed to be consistent with prudent investment risk; its secondary objective is to seek to protect shareholders' capital.
2. CAPITAL APPRECIATION SERIES will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.
3.  CAPITAL OPPORTUNITIES SERIES will seek capital appreciation.
4.  EMERGING GROWTH SERIES will seek long-term growth of capital.
5.  EMERGING MARKETS EQUITY SERIES will seek capital appreciation.
6. GLOBAL ASSET ALLOCATION SERIES will seek total return over the long term through investments in equity and fixed income securities and will also seek to have low volatility of share price (i.e., net asset value per share) and reduced risk (compared to an aggressive equity/fixed income portfolio).
7. GLOBAL GOVERNMENTS SERIES will seek to provide moderate current income, preservation of capital and growth of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by either (i) the U.S. Government, its agencies, authorities or instrumentalities or (ii) the governments of foreign countries (to the extent that the series' adviser believes that the higher yields available from foreign government securities are sufficient to justify the risks of investing in these securities).
8. GLOBAL GROWTH SERIES will seek capital appreciation by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy.
9. GLOBAL TELECOMMUNICATIONS SERIES will seek to achieve long-term growth of capital.
10. GLOBAL TOTAL RETURN SERIES will seek total return by investing in securities which will provide above average current income (compared to a portfolio invested entirely in equity securities) and opportunities for long-term growth of capital and income.
11. GOVERNMENT SECURITIES SERIES will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.
12. HIGH YIELD SERIES will seek high current income and capital appreciation by investing primarily in certain low rated or unrated fixed income securities (possibly with equity features) of U.S. and foreign issuers.
13. INTERNATIONAL GROWTH SERIES will seek capital appreciation.

14. INTERNATIONAL VALUE SERIES will seek long-term growth of capital with a secondary objective to seek reasonable current income.
15. MANAGED SECTORS SERIES will seek capital appreciation by varying the weighting of its portfolio among 13 sectors.

16. MASSACHUSETTS INVESTORS GROWTH STOCK SERIES will seek to provide long-term growth of capital and future income rather than current income.

17. MASSACHUSETTS INVESTORS TRUST SERIES will seek long-term growth of capital with a secondary objective to seek reasonable current income.

18. MID CAP GROWTH SERIES will seek long-term growth of capital.
19. MID CAP VALUE SERIES will seek capital appreciation.
20. MONEY MARKET SERIES will seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.
21. NEW DISCOVERY SERIES will seek capital appreciation.
22. RESEARCH SERIES will seek to provide long-term growth of capital and future income.
23. RESEARCH GROWTH AND INCOME SERIES will seek to provide long-term growth of capital, current income and growth of income.
24. RESEARCH INTERNATIONAL SERIES will seek capital appreciation.
25. STRATEGIC GROWTH SERIES will seek capital appreciation.
26. STRATEGIC INCOME SERIES will seek to provide high current income by investing in fixed income securities and will seek to take advantage of opportunities to realize significant capital appreciation while maintaining a high level of current income.
27. STRATEGIC VALUE SERIES will seek capital appreciation.
28. TECHNOLOGY SERIES will seek capital appreciation.
29. TOTAL RETURN SERIES will mainly seek to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.

30. UTILITIES SERIES will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of its net assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

31. VALUE SERIES will seek capital appreciation and reasonable income.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

-----------------
TABLE OF CONTENTS
-----------------

                                                                            Page

I   Risk Return Summary .................................................    1
     1. Bond Series .....................................................    1
     2. Capital Appreciation Series .....................................    5
     3. Capital Opportunities Series ....................................    8
     4. Emerging Growth Series ..........................................   11
     5. Emerging Markets Equity Series ..................................   14
     6. Global Asset Allocation Series ..................................   17
     7. Global Governments Series .......................................   22
     8. Global Growth Series ............................................   26
     9. Global Telecommunications Series ................................   30
    10. Global Total Return Series ......................................   34
    11. Government Securities Series ....................................   39
    12. High Yield Series ...............................................   42
    13. International Growth Series .....................................   45

    14. International Value Series ......................................   48

    15. Managed Sectors Series ..........................................   51
    16. Massachusetts Investors Growth Stock Series .....................   54

    17. Massachusetts Investors Trust Series ............................   56
    18. Mid Cap Growth Series ...........................................   59
    19. Mid Cap Value Series ............................................   62
    20. Money Market Series .............................................   64
    21. New Discovery Series ............................................   66
    22. Research Series .................................................   69
    23. Research Growth and Income Series ...............................   72
    24. Research International Series ...................................   75
    25. Strategic Growth Series .........................................   78
    26. Strategic Income Series .........................................   81
    27. Strategic Value Series ..........................................   86
    28. Technology Series ...............................................   88
    29. Total Return Series .............................................   92
    30. Utilities Series ................................................   97
    31. Value Series ....................................................  102
II  Expense Summary .....................................................  105
III Certain Investment Strategies and Risks .............................  111
IV  Management of the Series ............................................  112
V   Description of Shares ...............................................  116
VI  Other Information ...................................................  116
VII Financial Highlights ................................................  118

    Appendix A -- Investment Techniques and Practices ...................  A-1

THE SERIES FUND OFFERS SHARES OF ITS 31 SERIES EXCLUSIVELY TO SEPARATE ACCOUNTS ESTABLISHED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) AND ITS AFFILIATES AND NEW ENGLAND LIFE INSURANCE COMPANY IN ORDER TO SERVE AS INVESTMENT OPTIONS UNDER VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS AND CERTAIN OTHER TYPES OF INSURANCE CONTRACTS (THE "VARIABLE CONTRACTS"). EACH OF THESE SERIES IS MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY (REFERRED TO AS MFS OR THE ADVISER) AND IS DESCRIBED BELOW.

---------------------
I RISK RETURN SUMMARY
---------------------

    INVESTMENT STRATEGIES WHICH ARE COMMON TO ALL SERIES ARE DESCRIBED UNDER THE CAPTION "CERTAIN INVESTMENT STRATEGIES AND RISKS."

    1:  BOND SERIES
...............................................................................

o   INVESTMENT OBJECTIVE

    The series will mainly seek as high a level of current income as is believed to be consistent with prudent investment risk; its secondary objective is to seek to protect shareholders' capital. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in the following fixed income securities:

    o Corporate bonds, which are bonds or other debt obligations issued by domestic or foreign (including emerging market) corporations or other similar entities.

    o U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities (including mortgage- backed securities).

    o Mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables or credit card receivables.


      While the series may purchase corporate bonds which have been assigned lower credit ratings by credit rating agencies (commonly known as junk bonds), it focuses on investment grade bonds. These investment grade bonds are rated in the higher rating categories by credit rating agencies or are unrated and considered by MFS to be comparable in quality.


      The series may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

    o  Futures and forward contracts.

    o Options on futures contracts, foreign currencies, securities and bond indices.

    o  Structured notes and indexed securities.

    o  Swaps, caps, floors and collars.

      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Allocation Risk: The series will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, or could lose value overweighting markets where there are significant declines.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    o Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.


    o  Junk Bond Risk:


       > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than investment grade bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

       > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o  Mortgage-Backed and Asset-Backed Securities Risk:

       >  Maturity Risk:

          + Mortgage-Backed Securities: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

              [] When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

              [] When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

          + Collateralized Mortgage Obligations: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

          + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

       > Credit Risk: As with any fixed income security, mortgage-backed and asset- backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Mortgage- backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

    o  Derivatives Risk:

       > Hedging Risk: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

       > Correlation Risk: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

       > Investment Risk: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

       > Availability Risk: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

       > Credit Risk: When the series uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.


    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                    1999                          (1.69)%
                    2000                          10.18%
                    2001                           7.85%
                    2002                           9.53%

    During the period shown in the bar chart, the highest quarterly return was 4.36% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (1.42)% (for the calendar quarter ended June 30, 1999).


    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ..........................................................................
                                                        1 Year        Life*

    Initial Class                                         9.53%       6.96%
    Service Class                                         9.34%       6.88%
    Lehman Brothers Government/Credit Index+#            11.04%       7.72%
    Lipper Corporate Debt Funds BBB-Rated Index++##       7.38%       5.20%

    ------
     * Series' performance figures are for the period from the series' commencement of investment operations on May 6, 1998, through December 31, 2002.
       Index and Lipper average returns are from May 1, 1998.
     + Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
     # The Lehman Brothers Government/Credit Index measures the performance of the investment-grade bond market.
    ## The Lipper Corporate Debt Funds BBB-Rated Index measures the performance of the investment-grade bond funds.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The series commenced investment operations on May 6, 1998 with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

    2:  CAPITAL APPRECIATION SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE

    The series will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies which MFS believes possess above-average growth opportunities. The series also invests in fixed income securities when relative values or economic conditions make these securities attractive. The series' investments may include securities listed on a securities exchange or traded in the over- the-counter markets.

      Growth companies are companies that MFS considers well-run and poised for growth. MFS looks particularly for companies which demonstrate:

    o  A strong franchise, strong cash flows and a recurring revenue stream.

    o  A solid industry position, where there is

       >  potential for high profit margins

       >  substantial barriers to new entry in the industry.

    o  A strong management team with a clearly defined strategy.

    o  A catalyst that may accelerate growth.

      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Growth Companies Risk: Prices of growth company securities held by the series may fall to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                    1993                          18.00%
                    1994                          (3.60)%
                    1995                          34.46%
                    1996                          21.48%
                    1997                          23.13%
                    1998                          28.70%
                    1999                          32.64%
                    2000                         (11.42)%
                    2001                         (25.33)%
                    2002                         (32.39)%


    During the period shown in the bar chart the highest quarterly return was 29.82% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (23.68)% (for the calendar quarter ended September 30, 2001).


    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ..........................................................................
                                               1 Year      5 Years    10 Years

    Initial Class                             (32.39)%      (5.26)%     5.73%
    Service Class                             (32.57)%      (5.32)%     5.70%
    Russell 1000 Growth Index+*               (27.88)%      (3.84)%     6.70%
    Lipper Large Cap Growth Fund Average+#    (28.63)%      (3.48)%     5.72%

    ------
    + Source: Standard & Poor's Micropal, Inc.
    * The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.
    # The Lipper Large Cap Growth Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The series commenced investment operations on June 12, 1985 with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

    3:  CAPITAL OPPORTUNITIES SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series will seek capital appreciation. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series focuses on companies which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series' investments may include securities listed on a securities exchange or traded in the over-the- counter markets.

      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities.


      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.


o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.


    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.


    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                    1997                          27.57%
                    1998                          26.97%
                    1999                          47.65%
                    2000                          (4.88)%
                    2001                         (24.93)%
                    2002                         (30.41)%


    During the period shown in the bar chart the highest quarterly return was 28.26% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (28.17)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ..........................................................................
                                           1 Year        5 Years      Life*

    Initial Class                         (30.41)%       (1.41)%      4.17%
    Service Class                         (30.54)%       (1.47)%      4.12%
    Standard & Poor's 500 Stock Index+**  (22.09)%       (0.58)%      5.83%
    Lipper Multi-Cap Core Fund Average#   (21.74)%       (0.68)%      3.93%

    ------
     * Series' performance figures are for the period from the commencement of the series' investment operations on June 3, 1996, through December 31, 2002. Index and Lipper average returns are from June 1, 1996.
     + Source: Standard & Poor's Micropal, Inc.
    ** The Standard & Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market.
     # The Lipper Multi-Cap Core Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The series commenced investment operations on June 3, 1996 with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

    4:  EMERGING GROWTH SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE

    The series will seek long term growth of capital. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies. Emerging growth companies are companies which MFS believes are either:

    o early in their life cycle but which have the potential to become major enterprises; or

    o major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

      Emerging growth companies may be of any size, and MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Emerging Growth Risk: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

       >  have limited product lines, markets and financial resources,

       >  are dependent on management by one or a few key individuals,

       > have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the fund may directly hold foreign currencies and purchse and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.


    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                    1996                          17.15%
                    1997                          21.93%
                    1998                          33.88%
                    1999                          75.81%
                    2000                         (19.11)%
                    2001                         (34.57)%
                    2002                         (34.15)%


    During the period shown in the bar chart the highest quarterly return was 55.64% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (30.02)% (for the calendar quarter ended March 31, 2001).

    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ..........................................................................
                                           1 Year        5 Years      Life*
    Initial Class                         (34.15)%        (3.88)%     5.30%
    Service Class                         (34.32)%        (3.96)%     5.25%
    Russell 3000 Growth Index+#           (28.03)%        (4.11)%     5.97%

        ------
    * For the period from the commencement of the series' investment operations on May 1, 1995, through December 31, 2002.
    + Source: Standard & Poor's Micropal, Inc.
    # The Russell 3000 Growth Index measures the performance of U.S. growth stocks.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The series commenced investment operations on May 1, 1995 with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

    5:  EMERGING MARKETS EQUITY SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE

    The series will seek capital appreciation. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging market issuers. Emerging market issuers are issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to-middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing counties of Europe, primarily Eastern Europe. While the series may invest up to 50% of its assets in issuers located in a single country, the series generally expects to have no more than 25% of its assets invested in issuers located in any one country. The series' investments may include securities traded in the over-the-counter markets.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.


    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Geographic Focus Risk: The series may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the series focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The series' investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.


    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                    1997                               10.46%
                    1998                              (29.98)%
                    1999                               52.47%
                    2000                              (22.76)%
                    2001                               (1.02)%
                    2002                               (1.88)%


    During the period shown in the bar chart the highest quarterly return was 29.33% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (22.68)% (for the calendar quarter ended September 30, 1998).

    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ..........................................................................
                                             1 Year       5 Years       Life*
    Initial Class                            (1.88)%       (4.34)%     (1.85)%
    Service Class                            (2.12)%       (4.41)%     (1.90)%
    MSCI EMF Index+#                         (6.00)%       (4.58)%     (5.81)%
    Lipper Emerging Markets Fund Index++##   (4.62)%       (4.70)%     (5.34)%

    ------
     * For the period from the series' commencement of investment operations on June 5, 1996, through December 31, 2002. Index returns are from June 1, 1996.
     + Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
     # The Morgan Stanley Capital International (MSCI) Emerging Markets Free
       (EMF) Index measures the performance of emerging market stocks.
    ## The Lipper Emerging Markets Fund Index measures the performance of emerging market equity funds.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The series commenced investment operations on June 5, 1996 with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

    6:  GLOBAL ASSET ALLOCATION SERIES
    ..........................................................................


o   INVESTMENT OBJECTIVE

    The series will seek total return over the long term through investments in equity and fixed income securities and will also seek to have low volatility of share price (i.e., net asset value per share) and reduced risk (compared to an aggressive equity/fixed income portfolio). The series' objectives may be changed without shareholder approval.


o   PRINCIPAL INVESTMENT POLICIES


    The series allocates its assets among some or all or the following five asset classes of equity and fixed income securities:

    o U.S. equity securities, which are common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of U.S. issuers.

    o Foreign equity securities, which are equity securities of foreign issuers, including issuers located in emerging markets.

    o U.S. investment grade fixed income securities, which are bonds or other debt obligations of U.S. issuers. These bonds have been assigned higher credit ratings (as compared to U.S. high yield fixed income securities described below) by credit rating agencies or are unrated and considered by MFS to be comparable to higher rated bonds. These securities may include:

       > U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities (including mortgage-backed securities).

       > Corporate bonds, which are bonds or other debt obligations issued by corporations or similar entities.

       > Municipal bonds, which are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village or authority.

    o U.S. high yield fixed income securities, which are bonds or other debt obligations of U.S. issuers, including corporate bonds and municipal bonds. These bonds are generally lower rated bonds, commonly known as junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

    o Foreign fixed income securities, which are fixed income securities of foreign issuers, including issuers located in emerging markets; these securities may be investment grade or lower rated bonds.

      The series allocates its assets among these asset classes with a view towards total return. The series will vary the percentage of its assets invested in any asset class in accordance with MFS' interpretation of the total return outlook of various segments of the fixed income and equity markets, through analysis of economic and market conditions, fiscal and monetary policy and underlying security values. Under normal market conditions, at least 30% of the series' total assets will be invested in equity securities and the series' assets will be allocated among at least three of the asset classes above. Under normal market conditions, the series generally invests in at least three different countries, one of which may be the U.S.


      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.


    EQUITY INVESTMENTS. While the series may invest in all types of equity securities, MFS generally seeks to purchase for the series equity securities of companies that MFS considers well-run and poised for growth. MFS looks particularly for companies which demonstrate:

    o  a strong franchise, strong cash flows and a recurring revenue stream

    o  a solid industry position, where there is

       >  potential for high profit margins

       >  substantial barriers to new entry in the industry

    o  a strong management team with a clearly defined strategy

    o  a catalyst that may accelerate growth.

    FOREIGN INVESTMENTS. The series' investments in foreign securities may include equity and fixed income securities of foreign companies, fixed income securities issued by foreign governments and Brady Bonds. Brady Bonds are long-term bonds issued as part of a restructuring of defaulted commercial loans to emerging market countries.

      Although the percentage of the series' assets invested in foreign securities may vary, the series will generally invest in at least three different countries, one of which may be the United States. The series may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies and through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

    OTHER CONSIDERATIONS. The series may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

    o  Futures and forward contracts.

    o Options on futures contracts, foreign currencies, securities and securities indices.

    o  Structured notes and indexed securities.

    o  Swaps, caps, floors and collars.

o  PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Allocation Risk: The series will allocate its investments among the fixed income and equity security asset classes described above based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting asset classes where there are significant returns, or could lose value by overweighting asset classes where there are significant declines.

    o Market Risk: The value of the securities in which the series invests may decline due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities because changes in interest rates are increasingly difficult to predict over longer periods of time. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.


    o  Junk Bond Risk:


       > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than investment grade bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

       > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.


    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Geographic Focus Risk: The series may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the series focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The series' investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.


    o  Mortgage-Backed and Asset-Backed Securities Risk:

       >  Maturity Risk:

          + Mortgage-Backed Securities: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

          + When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

          + When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

          + Collateralized Mortgage Obligations: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

          + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

       > Credit Risk: As with any fixed income security, mortgage-backed and asset- backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Mortgage- backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

    o  Derivatives Risk:

       > Hedging Risk: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

       > Correlation Risk: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

       > Investment Risk: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

       > Availability Risk: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

       > Credit Risk: When the series uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.


    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.


    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                         1995                          21.56%
                         1996                          16.04%
                         1997                          10.87%
                         1998                           6.60%
                         1999                          18.48%
                         2000                          (2.31)%
                         2001                          (8.89)%
                         2002                          (6.94)%


    During the period shown in the bar chart, the highest quarterly return was 15.07% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (11.95)% (for the calendar quarter ended September 30, 1998).

    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ...............................................................................................
                                                          1 Year           5 Years            Life*
    Initial Class                                         (6.94)%             0.91%           6.31%
    Service Class                                         (7.14)%             0.85%           6.27%
    Standard & Poor's 500 Stock Index+#                  (22.09)%           (0.58)%           9.77%
    Lehman Brothers Aggregate Bond Index+##                10.25%             7.55%           8.49%
    J.P. Morgan Non-Dollar Government Bond Index+###       22.10%             4.96%           5.36%
    MSCI EAFE Index+####                                 (15.66)%           (2.61)%           0.20%
    Lipper Global Flexible Fund Average^                 (10.08)%             1.71%           6.34%

    ------
       *  For the period from the commencement of the series' investment operations on November 7,
          1994, through December 31, 2002. Index and Lipper average returns are from November 1,
          1994.
       +  Source: Standard & Poor's Micropal, Inc.
       #  The Standard & Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market.
      ##  The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.
     ###  The J.P. Morgan Non-Dollar Government Bond Index measures the performance of international government bonds.
    ####  The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index
          is a commonly used measure of the international stock market.
       ^  The Lipper Global Flexible Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The series commenced investment operations on November 7, 1994 with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

    7:  GLOBAL GOVERNMENTS SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE

    The series will seek to provide moderate current income, preservation of capital and growth of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by either (i) the U.S. Government, its agencies, authorities or instrumentalities or (ii) the governments of foreign countries (to the extent that the series' adviser believes that the higher yields available from foreign government securities are sufficient to justify the risks of investing in these securities). The series' objective may be changed without shareholder approval.


o   PRINCIPAL INVESTMENT POLICIES


    The series invests, under normal market conditions, at least 80% of its net assets in:

    o U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities (including mortgage- backed securities).

    o Foreign government securities of developed countries, which are bonds or other debt obligations issued by foreign governments of developed countries. These foreign government securities are either:

       > issued, guaranteed or supported as to payment of principal and interest by foreign governments, foreign government agencies, foreign semi-governmental entities, or supra-national entities.

       > interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

      The series may also invest up to 20% of its net assets in foreign government securities of emerging market countries. Under normal market conditions, the series invests in at least three different countries, one of which is the U.S.

      The series is non-diversified. This means that the series may invest a relatively high percentage of its assets in a small number of issuers. The series may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

      The series may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

    o  Futures and forward contracts.

    o Options on futures contracts, foreign currencies, securities and bond indices.

    o  Structured notes and indexed securities.

    o  Swaps, caps, floors and collars.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign entities may not be subject to accounting standards or governmental supervision comparable to U.S. entities, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purposes of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.


    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


    o Allocation Risk: The series will allocate its investments among various government securities based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    o Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    o  Mortgage-Backed Securities Risk:

       > Maturity Risk: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

          + When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

          + When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

       > Credit Risk: As with any fixed income security, mortgage-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on mortgage-backed securities.

    o  Derivatives Risk:

       > Hedging Risk: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

       > Correlation Risk: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

       > Investment Risk: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

       > Availability Risk: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

       > Credit Risk: When the series uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

    o Non-Diversified Status Risk: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o Geographic Focus Risk: Because the series may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries, economic, political and social conditions in these countries will have a significant impact on its investment performance.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                         1993                          18.84%
                         1994                          (4.46)%
                         1995                          15.69%
                         1996                           4.66%
                         1997                          (0.76)%
                         1998                          15.46%
                         1999                          (5.18)%
                         2000                           1.22%
                         2001                          (2.11)%
                         2002                          20.64%

    During the period shown in the bar chart the highest quarterly return was 12.55% (for the calendar quarter ended June 30, 2002) and the lowest quarterly return was (6.07)% (for the calendar quarter ended March 31, 1994).


    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and assumes the reinvestment of distributions.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ..........................................................................
                                                   1 Year    5 Years   10 Years

    Initial Class                                   20.64%     5.53%      5.97%
    Service Class                                   20.35%     5.45%      5.93%
    Salomon Brothers World Government Bond Index+*  19.49%     5.82%      6.64%

    ------

     + Source: Standard & Poor's Micropal, Inc.

     * The Salomon Brothers World Government Bond Index is a measure of government bond markets around the world.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The series commenced investment operations on May 16, 1988 with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

    8:  GLOBAL GROWTH SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE

    The series will seek capital appreciation by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy. The series' objective may be changed without shareholder approval.


o   PRINCIPAL INVESTMENT POLICIES


    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of companies in three distinct market sectors:

    o U.S. emerging growth companies, which are domestic companies that MFS believes are either early in their life cycle but which have the potential to become major enterprises, or are major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

    o Foreign growth companies, which are foreign companies located in more developed securities markets (such as Australia, Canada, Japan, New Zealand and Western European countries) that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings and cash flow. The series generally seeks to purchase foreign growth securities of companies with relatively large capitalizations relative to the market in which they are traded.

    o Emerging market securities, which are securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined to have an emerging market economy, taking into account a number of factors, including whether the country has a low-to-middle- income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets.

      Under normal market conditions, the series invests in at least three different countries, one of which is the U.S.


      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.


o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Allocation Risk: The series will allocate its investments among U.S. emerging growth companies, foreign growth companies and emerging markets companies, based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.


    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Emerging Growth Companies Risk: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

       >  have limited product lines, markets and financial resources,

       >  are dependent on management by one or a few key individuals,

       > have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices.

    o Geographic Focus Risk: The series may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the series focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The series' investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying or selling these stocks at prevailing market prices.


    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.


    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                    1994                                2.85%
                    1995                               16.06%
                    1996                               13.02%
                    1997                               15.32%
                    1998                               14.61%
                    1999                               67.25%
                    2000                              (13.15)%
                    2001                              (19.64)%
                    2002                              (19.36)%


    During the period shown in the bar chart the highest quarterly return was 45.60% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (19.71)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ..........................................................................
                                            1 Year       5 Years      Life*

    Initial Class                          (19.36)%         1.53%      6.56%
    Service Class                          (19.62)%         1.42%      6.50%
    MSCI All Country World Free Index+#    (18.98)%       (1.94)%      5.03%
    Lipper Global Fund Average^            (19.53)%       (1.01)%      5.20%

    ------
     * For the period from the commencement of series' investment operations on November 16, 1993, through December 31, 2002. Index and Lipper average returns are from December 1, 1993.
     + Source: Standard & Poor's Micropal, Inc.
     # The Morgan Stanley Capital International (MSCI) All Country World Free
       Index measures the performance of developed and emerging market stock markets.
    ^ The Lipper Global Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The series commenced investment operations on November 16, 1993 with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

    9:  GLOBAL TELECOMMUNICATIONS SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series' investment objective is to achieve long-term growth of capital. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of telecommunications companies from at least three countries, including the U.S. Telecommunications companies are broadly defined to include companies involved in the development, manufacturing, sale or servicing of telecommunications equipment or services. For example, telecommunications companies may include:

    o issuers in the telephone, wireless communications (including cellular telephone, microwave and satellite communications, paging and other emerging wireless technologies), broadcasting, cable, computer, electronic components, and networking industries;

    o issuers involved in the creation and distribution of content, including media, entertainment, communications, software, publishing, information systems and data generation companies; and

    o issuers in other telecommunications related industries including companies involved in the support and development of the telecommunications infrastructure.


      Consistent with its investment objective, the series may also invest in debt securities, and short-term debt securities, of governments, supranational agencies and other corporations. The series' investments are not subject to any geographical limitation and may include securities of issuers in emerging market countries. The series' securities may be traded in the over-the-counter markets.


      The series focuses on companies of any size that the series' investment adviser, MFS, believes have above average long-term growth potential or are undervalued in the market relative to their long term potential (securities with low price-to-book, price-to-sales and/or price-to- earnings ratios). MFS looks particularly for companies which demonstrate:

    o  above average earnings growth over a sustained period of time;

    o  a strong franchise, strong cash flows and a recurring revenue stream;

    o  a solid industry position, where there is:

       >  potential for high profit margins; and

       >  substantial barriers to new entry in the industry;

    o  a strong management team with a clearly defined strategy; and

    o  a catalyst that may accelerate growth.


      The series may establish "short" positions in specific securities or stock indices through short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.


      The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in a small number of issuers. In addition, the series may invest a relatively large percentage of its assets in a single issuer as compared to other funds managed by MFS. The series may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

      The series may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Telecommunications Sector Risk: The value of securities of telecommunications companies is particularly vulnerable to rapidly changing technology, relatively high risks of obsolescence caused by technological advances, and intense competition. For these and other reasons, securities of telecommunications companies may be more volatile than the overall market. The telecommunications sector is subject to certain pro-competitive governmental policies and government regulation of rates and services that may be offered, and changes in these regulations may adversely affect the value of the telecommunications company securities held by the series. In addition, because the series will invest a substantial amount of its assets in the telecommunications sector, it assumes the risk that financial, regulatory, business, economic and political conditions affecting this sector will have a significant impact on its investment performance. The series' investment performance may also be more volatile because it concentrates its investments in a single sector.

    o Industry Concentration Risk: Because the series will invest a substantial amount of its assets in issuers located in a group of related industries (the telecommunications sector), it assumes the risk that financial, regulatory, business, economic and political conditions affecting these industries will have a significant impact on its investment performance. The series' investment performance may also be more volatile because it concentrates its investments in a single sector.

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Non-Diversified Status and Issuer Concentration Risk: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified series. In addition, because the series may invest a relatively large percentage of its assets in a single issuer as compared to other funds managed by MFS, the series' performance may be particularly sensitive to changes in the value of securities of these issuers.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.


    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


    o Geographic Focus Risk: Because the series may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries, economic, political and social conditions in these countries will have a significant impact on its investment performance.

    o Growth Companies Risk: Prices of growth company securities held by the series may fall to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

    o Undervalued Securities Risk: The series may invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

    o  Effect of IPOs: The series may participate in the initial public offering
       (IPO) market, and a significant portion of the series' returns may be attributable to its investment in IPO's which may have a magnified investment performance impact during the periods when the series has a small asset base. Like any past performance, there is no assurance that, as the series' assets grow, it will continue to experience substantially similar performance by investment in IPOs.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

    o Active or Frequent Trading Risk: The series may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o  Fixed Income Securities Risk:

       > Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

       > Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

       > Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

       > Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.


    o Short Sales Risk: The series will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the series must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is unlimited.


    o As with any mutual fund, you could lose money on your investment in the series.

      An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                       2001                     (41.57)%
                       2002                     (39.38)%


    During the period shown in the bar chart, the highest quarterly return was 25.32% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (38.40)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ..........................................................................
                                                     1 Year           Life*

    Initial Class                                   (39.38)%         (46.31)%
    Service Class                                   (39.64)%         (46.41)%
    MSCI All Country World Free Index+#             (19.54)%         (19.83)%
    Lipper Telecommunications Fund Average##        (41.31)%         (43.80)%

    ------
     * Series' performance figures are for the period from the series' commencement of investment operations on August 31, 2000, through December 31, 2002. Index and Lipper average returns are from September 1, 2000.

     + Source: Standard & Poor's Micropal, Inc.

     # The Morgan Stanley Capital International (MSCI) All Country World Free
       Index measures the performance of developed and emerging market stock markets.
    ## The Lipper Telecommunications Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The series commenced investment operations on August 31, 2000 with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

    10.  GLOBAL TOTAL RETURN SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE

    The series will seek total return by investing in securities which will provide above-average current income (compared to a portfolio invested entirely in equity securities) and opportunities for long-term growth of capital and income. The series' objective may be changed without shareholder approval.


o   PRINCIPAL INVESTMENT POLICIES


    The series is a "global balanced fund," and invests in a combination of global equity and fixed income securities. Under normal market conditions, the series invests:

    o At least 40%, but not more than 75%, of its net assets plus borrowings in equity securities, which may include common stocks and related securities such as preferred stock, warrants or rights convertible into stock, and depositary receipts for those securities.

    o At least 25% of its net assets plus borrowings in fixed income securities.

      The series may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS' interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The series may also vary the percentage of its assets issued abroad and denominated in foreign currencies in accordance with MFS' view on the state of the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar.


      Under normal market conditions, the series invests in at least three different countries, one of which is the U.S.


      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

      FOREIGN INVESTMENTS.  The series invests in foreign securities such as:

    o  Equity securities of foreign companies.

    o  Fixed income securities of foreign companies.

    o  Fixed income securities issued by foreign governments, which are:

       > issued, guaranteed or supported as to payment of principal and interest by foreign governments, foreign government agencies, foreign semi-governmental entities, or supra-national entities, or

       > interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

    o Brady Bonds, which are long-term bonds issued as part of a restructuring of defaulted commercial loans to emerging market countries.

      EQUITY  INVESTMENTS.   The series' equity investments include securities
    of both non-U.S. and U.S. issuers. With respect to U.S. issuers, the series focuses on those companies that have the potential to derive a meaningful portion of their revenues and earnings in foreign markets. In managing the series, MFS seeks to purchase securities of well-known and established companies. MFS looks particularly for equity securities issued by companies with relatively large market capitalizations and which have:

    o  steady earnings with a predictable growth rate, and

    o attractive valuations based on current and expected earnings or cash flow.

      FIXED INCOME INVESTMENTS. The series invests in securities which pay a fixed interest rate, which include:

    o Securities issued by foreign governments, as described under "Foreign Investments," above.

    o U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities.

    o Corporate bonds, which are bonds or other debt obligations issued by corporations or similar entities (including corporate bonds which have been assigned lower credit ratings by credit rating agencies (commonly known as junk bonds) and including foreign corporations).

    o Mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:


    o Allocation Risk: The series will allocate its investments between equity and fixed income securities, among various segments of the fixed income markets, and among different countries based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.


    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.


    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Maturity Risk: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    o Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.


    o  Junk Bond Risk:


       > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than investment grade bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

       > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o  Mortgage and Asset-Backed Securities Risk:

       >  Maturity Risk:

 + Mortgage-Backed Securities: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

             [] When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

             [] When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

          + Collateralized Mortgage Obligations: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

          + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

       > Credit Risk: As with any fixed income security, mortgage-backed and asset- backed securities are subject to the risk of default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset- backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Mortgage- backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.


    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.


    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                         1995                     17.89%
                         1996                     14.33%
                         1997                     13.61%
                         1998                     18.37%
                         1999                      8.43%
                         2000                      2.28%
                         2001                     (6.17)%
                         2002                      0.58%


    During the period shown in the bar chart the highest quarterly return was 10.15% (for the calendar quarter ended December 31, 1998) and the lowest quarterly return was (6.29)% (for the calendar quarter ended March 31, 2001).

    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ..........................................................................
                                                   1 Year    5 Years      Life*

    Initial Class                                    0.58%      4.38%      8.23%
    Service Class                                    0.41%      4.33%      8.20%
    60% MSCI World Index/40% J.P. Morgan Global
    Government Bond Index+**                       (5.30)%      1.44%      5.29%
    Standard & Poor's 500 Stock Index+#           (22.09)%    (0.58)%      9.77%
    Lipper Global Flexible Fund Index++##          (8.82)%      1.45%      5.72%
    Lipper Global Flexible Fund Average++###      (10.08)%      1.71%      6.34%

    ------
      * For the period from the series' commencement of investment operations on November 7, 1994, through December 31, 2002. Index and Lipper average returns are from November 1, 1994.

      + Source: Standard & Poor's Micropal, Inc.
     ++ Source: Lipper Inc.

     ** The Morgan Stanley Capital International (MSCI) World Index is a measure of the performance of the global stock market. The J.P. Morgan Global Government Bond Index measures the performance of government bond markets around the world.
      # The Standard & Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market.
     ## The Lipper Global Flexible Fund Index measures the performance of funds that allocate their investments across various asset classes.
    ### The Lipper Global Flexible Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The series commenced investment operations on November 7, 1994, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

    11:  GOVERNMENT SECURITIES SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE

    The series will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in U.S. Government securities. These securities include:

    o U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less); U.S. Treasury notes (maturities of one to 10 years); and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the U.S. Government.

    o Obligations issued, guaranteed or supported by U.S. Government agencies, authorities or instrumentalities (including mortgage-backed securities and collateralized mortgage obligations), some of which are

       > backed by the full faith and credit of the U.S. Treasury; for example, direct pass-through certificates of the Government National Mortgage Association;

       > supported by the right of the issuer to borrow from the U.S. Government; for example, obligations of Federal Home Loan Banks;

       > backed only by the credit of the issuer itself; for example, obligations of the Student Loan Marketing association; and

       > supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; for example, obligations of the Federal National Mortgage Association (no assurance can be given that the U.S. Government will provide financial support to these entities because it is not obligated by law, in certain instances, to do so).

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o  Mortgage-Backed Securities and Collateralized Mortgage Obligations Risk:

       >  Maturity Risk:

          + Mortgage-Backed Securities: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

             [] When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

             [] When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

          + Collateralized Mortgage Obligations: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

       > Credit Risk: As with any fixed income security, mortgage-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed securities in the case of default. However, the U.S. Government or its agencies will guarantee the payment of principal and interest on the mortgage-backed securities purchased by the series.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                    1993                           8.70%
                    1994                          (2.21)%
                    1995                          17.66%
                    1996                           1.65%
                    1997                           8.72%
                    1998                           8.70%
                    1999                          (1.88)%
                    2000                          12.11%
                    2001                           7.47%
                    2002                           9.80%


    During the period shown in the bar chart the highest quarterly return was 6.16% (for the calendar quarter ended June 30, 1995) and the lowest quarterly return was (2.60)% (for the calendar quarter ended March 31, 1994).

    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ..........................................................................
                                                 1 Year    5 Years   10 Years

    Initial Class                                  9.80%      7.13%      6.91%
    Service Class                                  9.55%      7.06%      6.88%
    Lehman Brothers Government/Mortgage Index+*   10.06%      7.56%      6.84%
    Lipper U.S. Government Fund Average**          9.87%      6.55%      7.42%


    ------
     + Source: Standard & Poor's Micropal, Inc.

     * The Lehman Brothers Government/Mortgage Index measures the performance of the government and mortgage securities markets.
    ** The Lipper U.S. Government Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The series commenced investment operations on June 12, 1985 with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

    12:  HIGH YIELD SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE

    The series will seek high current income and capital appreciation by investing primarily in certain low rated or unrated fixed income securities (possibly with equity features) of U.S. and foreign issuers. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in high income fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds. These bonds, commonly known as junk bonds, are assigned lower credit ratings by credit rating agencies or are unrated and considered by MFS to be comparable to lower rated bonds.


      While the series focuses its investments on bonds issued by corporations or similar entities, it may invest in all types of debt securities. Consistent with the series' principal investment strategies described above, the series may invest in foreign securities, and may have exposure to foreign currencies through its investment in these securities.


      The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in a small number of issuers.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Allocation Risk: The series will allocate its investments among fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    o Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    o  Junk Bond Risk:

       > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

       > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Non-Diversified Status Risk: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                    1993                          17.68%
                    1994                          (2.16)%
                    1995                          16.93%
                    1996                          12.12%
                    1997                          13.24%
                    1998                           0.58%
                    1999                           6.92%
                    2000                          (6.79)%
                    2001                           1.80%
                    2002                           2.70%


    During the period shown in the bar chart the highest quarterly return was 7.08% (for the calendar quarter ended March 31, 1993) and the lowest quarterly return was (7.51)% (for the calendar quarter ended September 30, 1998).


    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ..........................................................................
                                               1 Year     5 Years     10 Years

    Initial Class                                2.70%       0.94%        6.00%
    Service Class                                2.37%       0.85%        5.95%
    Lehman Brothers High Yield Bond Index+*      1.07%     (0.38)%        5.54%
    Lipper High Current Yield Index++**        (2.41)%     (1.86)%        4.67%


    ------
     + Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.

     * The Lehman Brothers High Yield Bond Index measures the performance of the high-yield bond market.
    ** The Lipper High Current Yield Index measures the performance of the 30 largest retail mutual funds in the Lipper High Current Yield category.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The series commenced investment operations on June 12, 1985 with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

    13:  INTERNATIONAL GROWTH SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE

    The series will seek capital appreciation. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of foreign (including emerging market) issuers. The series focuses on companies that MFS believes have above average growth potential. While the series may invest in companies of any size, the series generally focuses on companies with larger market capitalizations. The series' investments may include securities traded in the over-the-counter markets.

      Under normal market conditions, the series invests in at least three different countries.

      Growth companies are companies that MFS considers well-run and poised for growth. MFS looks particularly for companies which demonstrate:

    o  A strong franchise, strong cash flows and a recurring revenue stream.

    o  A solid industry position, where there is

       >  potential for high profit margins and

       >  substantial barriers to new entry in the industry.

    o  A strong management team with a clearly defined strategy.

    o  A catalyst that may accelerate growth.

      The fund has and may engage in active and frequent trading to achieve its investment objective.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.


    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


    o Geographic Focus Risk: The series may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the series focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The series' investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Growth Companies Risk: This is the risk that the prices of growth company securities held by the series will fall to a greater extent than the overall equity markets (e.g., as represented by the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East Index)) due to changing economic, political or market conditions or disappointing growth company earnings results.

    o Large Cap Companies Risk: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the series' value may not rise as much as the value of funds that emphasize smaller cap companies.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying or selling these securities at a fair price.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                         1997                     (1.64)%
                         1998                      1.94%
                         1999                     35.24%
                         2000                     (7.80)%
                         2001                    (15.91)%
                         2002                    (11.88)%


    During the period shown in the bar chart the highest quarterly return was 26.08% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (17.27)% (for the calendar quarter ended September 30, 1998).


    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ..........................................................................
                                                  1 Year    5 Years      Life*

    Initial Class                                (11.88)%    (1.19)%    (1.41)%
    Service Class                                (12.01)%    (1.24)%    (1.45)%
    MSCI EAFE Index+**                           (15.66)%    (2.61)%    (1.36)%
    Lipper International Fund Index++***         (13.84)%    (1.65)%      0.73%
    Lipper International Growth Fund Average++#  (16.67)%    (2.63)%    (0.61)%

    ------
      * For the period from the series' commencement of investment operations on June 3, 1996, through December 31, 2002. Index returns are from June 1, 1996.

      + Source: Standard & Poor's Micropal, Inc.

     ++ Source: Lipper Inc.
     ** The Morgan Stanley Capital International (MSCI) EAFE (Europe,
        Australasia, Far East) Index is a commonly used measure of the international stock market.
    *** The Lipper International Fund Index measures the performance of international equity funds.

      # The Lipper International Growth Fund Average, as calculated by Lipper
        Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The series commenced investment operations on June 3, 1996, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

    14:  INTERNATIONAL VALUE SERIES
    ..........................................................................


o   INVESTMENT OBJECTIVE

    The series will seek long-term growth of capital with a secondary objective of seeking reasonable current income. The series' objectives may be changed without shareholder approval.


    Prior to October 16, 2002, the series was known as the International Investors Trust Series.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in equity securities of foreign (including emerging market) companies that MFS believes are undervalued in the market relative to their long term potential. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The adviser considers a security's prospects for appreciation as well as its income producing potential in making its investment decisions. While the series may invest in companies of any size, the series focuses on companies with larger market capitalizations. The equity securities of these companies may be undervalued because:

    o  they are temporarily out of favor in the market due to

       >  a decline in the market

       >  poor economic conditions

       > developments that have affected or may affect the issuer of the securities or the issuer's industry; or

    o  the market has overlooked them.

      Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios.

      Under normal market conditions, the series invests in at least three different countries (including those in emerging markets).


o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

      The principal risks of investing in the series are:

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.


    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


    o Geographic Focus Risk: The series may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the series focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The series' investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.


    o Value Company Risk: Prices of value company securities held by the series may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. If anticipated events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of value securities may not rise as expected or may fall.

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.


    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Large Cap Companies Risk: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the series' value may not rise as much as the value of funds that emphasize smaller cap companies.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                    1996                           4.84%
                    1997                           6.53%
                    1998                          21.68%
                    1999                          17.20%
                    2000                          (2.33)%
                    2001                         (14.63)%
                    2002                          (5.86)%

    During the period shown in the bar chart the highest quarterly return was 16.95% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (14.72)% (for the calendar quarter ended September 30, 2002).


    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ..........................................................................
                                               1 Year      5 Years        Life*

    Initial Class                              (5.86)%        2.28%        3.31%
    Service Class                              (5.97)%        2.26%        3.30%
    MSCI EAFE Index+**                        (15.66)%      (2.61)%      (0.14)%
    Lipper International Fund Index++***      (13.84)%      (1.65)%        1.94%

    ------
      * For the period from the series' commencement of investment operations on October 2, 1995, through December 31, 2002. Index returns are from October 1, 1995.

      + Source: Standard & Poor's Micropal, Inc.
     ++ Source: Lipper Inc.

     ** The Morgan Stanley Capital International (MSCI) EAFE (Europe,
        Australasia, Far East) Index is a commonly used measure of the international stock market.
    *** The Lipper International Fund Index measures the performance of international equity funds.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The series commenced investment operations on October 2, 1995, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

    15:  MANAGED SECTORS SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE

    The series will seek capital appreciation by varying the weighting of its portfolio among 13 sectors. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES


    The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of companies in 13 sectors. The series chooses its investments from the following 13 sectors: autos and housing; basic materials; consumer staples; defense and aerospace; energy; financial services; health care; industrial goods and services; leisure; retailing; technology; transportation; and utilities. The series may also invest in new sectors from time to time. The series may invest a maximum of 50% of its net assets in any one sector. The series generally focuses on companies with larger market capitalizations, defined by the series as companies with market capitalizations equaling or exceeding $5 billion at the time of the series' investment. The series' investments may include securities traded in the over-the-counter markets.


      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities.


      The series may establish "short" positions in specific securities or stock indices through short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.


      The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in a small number of issuers. In addition, the series may invest a relatively large percentage of its assets in a single issuer as compared to other funds managed by MFS.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Allocation Risk: The series will allocate its investments among various equity sectors, based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting sectors where there are significant returns, and could lose value by overweighting sectors where there are significant declines.

    o Investment Focus Risk: Because the series may invest to a significant degree in securities of companies in a limited number of sectors, the series' performance is particularly sensitive to changes in the value of securities in these sectors. A decline in the value of these types of securities may result in a decline in the series' net asset value and your investment.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying or selling these stocks at prevailing market prices.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.


    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Short Sales Risk: The series will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the series must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is unlimited.


    o Non-Diversified Status and Issuer Concentration Risk: Because the series may invest its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund. In addition, because the series may invest a relatively large percentage of its assets in a single issuer as compared to other funds managed by MFS, the series' performance may be particularly sensitive to changes in the value of securities of these issuers.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                    1993                           4.08%
                    1994                          (1.94)%
                    1995                          32.29%
                    1996                          17.58%
                    1997                          25.63%
                    1998                          12.25%
                    1999                          85.62%
                    2000                         (20.82)%
                    2001                         (35.51)%
                    2002                         (25.99)%


    During the period shown in the bar chart the highest quarterly return was 58.51% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (27.29)% (for the calendar quarter ended March 31, 2001).

    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ..........................................................................
                                             1 Year    5 Years       10 Years

    Initial Class                           (25.99)%    (4.67)%          4.62%
    Service Class                           (26.14)%    (4.73)%          4.58%
    Russell 3000 Growth Index+#^           (28.03)%    (4.11)%          6.30%
    Standard & Poor's 500 Stock Index+*^   (22.09)%    (0.58)%          9.34%
    Lipper Multi-Cap Growth Index**        (29.82)%    (3.34)%          6.15%

    ------
     + Source: Standard & Poor's Micropal, Inc.
     # The Russell 3000 Growth Index measures the performance of U.S. growth stocks.
     * The Standard & Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market.
    ** The Lipper Mutual Fund Indices measure the performance of funds within their respective classification.
     ^ Effective February 28, 2002, the Russell 3000 Growth Index replaced the
       Standard & Poor's 500 Stock Index (the S&P 500) as the fund's benchmark. We believe the Russell 3000 Growth Index more accurately reflects our multi-cap growth discipline, offering investors a more reliable objective measure of the fund's performance. The S&P 500, on the other hand, includes a large proportion of value stocks that stand outside our investment discipline.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The series commenced investment operations on May 27, 1988, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

    16:  MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
    ..........................................................................


o   INVESTMENT OBJECTIVE

    The series will seek to provide long-term growth of capital and future income rather than current income. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which MFS believes offer better than average prospects for long-term growth.


      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities.


    The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Growth Companies Risk: Prices of growth company securities held by the series may fall to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.


    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                    1999                          35.80%
                    2000                          (6.09)%
                    2001                         (24.91)%
                    2002                         (28.05)%


    During the period shown in the bar chart the highest quarterly return was 27.11% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (21.56)% (for the calendar quarter ended September 30, 2001).


    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ..........................................................................
                                                    1 Year            Life*

    Initial Class                                  (28.05)%          (3.88)%
    Service Class                                  (28.17)%          (3.91)%
    Standard & Poor's 500 Stock Index+#            (22.09)%          (3.57)%
    Russell 1000 Growth Index+##                   (27.88)%          (7.24)%
    Lipper Large-Cap Growth Fund Average###        (28.63)%          (6.73)%

    ------
      * For the period from the series' commencement of investment operations on May 6, 1998, through December 31, 2002. Index and Lipper average returns are from May 1, 1998.
      + Source: Standard & Poor's Micropal, Inc.
      #The Standard & Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market.
     ## The Russell 1000 Growth Index measures the performance of large-cap
        U.S. growth stocks.
    ### The Lipper Large-Cap Growth Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The series commenced investment operations on May 6, 1998, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

    17:  MASSACHUSETTS INVESTORS TRUST SERIES
    ..........................................................................


o   INVESTMENT OBJECTIVE

    The series will seek long-term growth of capital with a secondary objective to seek reasonable current income. The series' objective may be changed without shareholder approval.


o   PRINCIPAL INVESTMENT POLICIES


    The series invests, under normal market conditions, at least 65% of its net assets in equity securities, including common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. While the series may invest in companies of any size, the series generally focuses on companies with larger market capitalizations that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series will also seek to provide income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Composite Index.


      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities, and may have exposure to foreign currencies through its investment in these securities.


o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Large Cap Companies Risk: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the series' value may not rise as much as the value of funds that emphasize smaller cap companies.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                    1993                           8.43%
                    1994                          (1.10)%
                    1995                          37.41%
                    1996                          25.41%
                    1997                          31.94%
                    1998                          23.85%
                    1999                           7.18%
                    2000                           0.09%
                    2001                         (15.71)%
                    2002                         (21.22)%

    During the period shown in the bar chart the highest quarterly return was 19.16% (for the calendar quarter ended December 31, 1998) and the lowest quarterly return was (15.85)% (for the calendar quarter ended September 30, 2002).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ..........................................................................
                                           1 Year       5 Years      10 Years

    Initial Class                         (21.22)%       (2.48)%         7.96%
    Service Class                         (21.40)%       (2.54)%         7.92%
    Standard & Poor's 500 Stock Index+*   (22.09)%       (0.58)%         9.34%
    Lipper Large Cap Core Fund Average**  (23.49)%       (1.90)%         7.55%


        ------
     + Source: Standard & Poor's Micropal, Inc.

     * The Standard & Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market.
    ** The Lipper Large Cap Core Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The series commenced investment operations on November 14, 1986, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

    18:  MID CAP GROWTH SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE


    The series will seek long-term growth of capital. The series' objective may be changed without shareholder approval.


o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations which the series' investment adviser, MFS, believes have above-average growth potential.


      Medium market capitalization companies are defined by the series as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the series' investment. This Index measures the performance of U.S. mid-cap growth stocks. The adviser generally expects that it will invest primarily in medium market capitalization companies with market capitalizations in excess of $1 billion. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap(TM) Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the series' 80% investment policy. As of March 31, 2003, the top of the Russell Midcap(TM) Growth Index range was $14.4 billion. The series' investments may include securities listed on a securities exchange or traded in the over-the- counter markets.

      The series may establish "short" positions in specific securities or stock indices through short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

      The series may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies.


      The series may engage in active and frequent trading to achieve its principal investment policies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Mid-Cap Growth Company Risk: Prices of growth company securities held by the series may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security, and may decline to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index). Investments in medium capitalization companies can be riskier and more volatile than investments in companies with larger market capitalizations.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying or selling these stocks at prevailing market prices.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in, the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.


    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities are heightened when investing in emerging markets countries.

    o Short Sales Risk: The series will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the series must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is unlimited.

    o Active or Frequent Trading Risk. The series may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.


    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.


    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                         2001                       (23.24)%
                         2002                       (47.12)%



    During the period shown in the bar chart, the highest quarterly return was 25.05% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (34.78)% (for the calendar quarter ended September 30, 2001).


    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ..........................................................................
                                                 1 Year           Life*

    Initial Class                               (47.12)%         (34.79)%
    Service Class                               (47.12)%         (34.79)%
    Russell Mid Cap Growth Index+#              (27.41)%         (30.83)%
    Lipper Mid Cap Growth Fund Average##        (28.33)%         (29.78)%

        ------
     * Series' performance figures are for the period from the series' commencement of investment operations on August 31, 2000, through December 31, 2002. Index and Lipper average returns are from September 1, 2000.

     + Source: Standard & Poor's Micropal, Inc.

     # The Russell Mid Cap Growth Index measures the performance of U.S. mid cap growth stocks.
    ## The Lipper Mid Cap Growth Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The series commenced investment operations on August 31, 2000, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

    19:  MID CAP VALUE SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE

    The series' investment objective is capital appreciation. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES


    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations that the series' adviser, MFS, believes are undervalued in the market relative to their long-term potential. The equity securities of these companies may be undervalued because:


    o  they are temporarily out of favor in the market due to

       >  a decline in the market

       >  poor economic conditions

       > developments that have affected or may affect the issuer of the securities or the issuer's industry

    o  the market has overlooked them

    Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios.


    Medium market capitalization companies are defined by the series as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(R) Value Index range at the time of the series' investment. As of March 31, 2003, the top of the Russell Midcap(R) Value Index range was $10.8 billion. This index is a widely recognized, unmanaged index of mid-cap common stock prices. The Russell Midcap companies are the 800 smallest companies in the Russell 1000(R) Index. The Russell Midcap(R) Value Index measures the performance of U.S. mid-cap value stocks. The stocks are also members of the Russell 1000(R) Value Index. The adviser generally expects that it will invest primarily in medium market capitalization companies with market capitalizations in excess of $1 billion. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap(R) Value Index range after purchase continue to be considered medium-capitalization companies for purposes of the series' 80% investment policy. The series' investments may include securities issued in initial public offerings and securities listed on a securities exchange or traded in the over-the-counter markets.


    The series may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Undervalued Securities Risk: The series may invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

    o Mid-Cap Value Company Risk: Prices of value company securities held by the series may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. If anticipated events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of value company securities may not rise as expected or may fall. Investments in medium-capitalization companies can be riskier and more volatile than investments in companies with larger market capitalizations.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.


    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying or selling these stocks at prevailing market prices.

    o  Effect of IPOs: The series may participate in the initial public offering
       (IPO) market, and a significant portion of the series' returns may be attributable to its investment in IPO's which may have a magnified investment performance impact during the periods when the series has a small asset base. Like any past performance, there is no assurance that, as the series' assets grow, it will continue to experience substantially similar performance by investment in IPOs.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table are not included because the series has not had a full calendar year of investment operations.

    20:  MONEY MARKET SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE

    The series will seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments (identified below) maturing in less than 13 months. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES


    The series is a money market fund, meaning it tries to maintain a share price of $1.00 while paying income to its shareholders. The series will invest in the following types of U.S. dollar denominated money market instruments:


    o Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.

    o Certificates of deposit, bankers' acceptances and other bank obligations provided that the issuing bank has capital, surplus and undivided profits in excess of $100 million.

    o Commercial paper which at the date of investment is rated A-1 by Standard & Poor's or P-1 by Moody's.

    o  Repurchase agreements collateralized by U.S. Government securities.


    The series may invest up to 35% of its total assets in U.S. dollar-denominated securities of foreign issuers, including foreign companies, foreign governments and sovereign entities (such as government agencies), foreign banks and U.S. branches of foreign banks. These securities will be rated in the two highest credit ratings by rating agencies or unrated and considered by the series' investment adviser, MFS, to be of comparable quality.


      The average maturity of the investments in the series may not exceed 90 days. The series will invest only in corporate obligations which have a maturity when purchased of less than 13 months.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. Please note that there are many circumstances which could prevent the series from achieving its objective that are not described here.

    o Money Market Instruments Risk: Money market instruments provide opportunities for income with low credit risk, but may result in a lower yield than would be available from debt obligations of a lower quality or longer term. Although the series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the series.

    o Foreign Securities Risk: An investment in the series may involve a greater degree of risk than an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                         1993                      2.62%
                         1994                      3.69%
                         1995                      5.44%
                         1996                      4.92%
                         1997                      5.06%
                         1998                      5.02%
                         1999                      4.66%
                         2000                      5.95%
                         2001                      3.78%
                         2002                      1.27%

    During the period shown in the bar chart the highest quarterly return was 1.53% (for the calendar quarters ended September 30, 2000 and December 31,
    2000) and the lowest quarterly return was 0.27% (for the calendar quarter ended December 31, 2002).


    PERFORMANCE TABLE

    This table shows the series' average annual total returns for certain periods and assumes the reinvestment of distributions.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ..........................................................................
                                           1 Year      5 Years       10 Years

    Initial Class                            1.27%        4.12%          4.23%
    Service Class                            1.02%        4.04%          4.19%


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The series commenced investment operations on July 19, 1985 with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

    21:  NEW DISCOVERY SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE

    The series will seek capital appreciation. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in equity securities of emerging growth companies. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. Emerging growth companies are companies which MFS believes offer superior prospects for growth and are either:

    o early in their life cycle, but which have the potential to become major enterprises; or

    o major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.


      While emerging growth companies may be of any size, the series will generally focus on smaller cap emerging growth companies that are early in their life cycle. Small cap companies are defined by MFS as those companies with market capitalizations within the range of market capitalizations of companies in the Russell 2000 Stock Index, which as of March 31, 2003, was between $2.2 million and $2.7 billion. This index is a widely recognized, unmanaged index of small cap common stock companies. MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The series' investments in emerging growth companies may include securities listed on a securities exchange or traded in the over-the-counter markets.

      The series may engage in short sales where the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities.


      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Emerging Growth Companies Risk: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

       >  have limited product lines, markets and financial resources;

       >  are dependent on management by one or a few key individuals;

       > have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices.

    o Small Cap Companies Risk: Investments in small cap companies tend to involve more risk and be more volatile than investments in larger companies. Small cap companies may be more susceptible to market declines because of their limited product lines, financial and management resources, markets and distribution channels. Their shares may be more difficult to sell at satisfactory prices during market declines.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying or selling these securities at a fair price.


    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Short Sales Risk: The series will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the series must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is unlimited


    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


o   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.


    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                    1999                          60.25%
                    2000                           0.34%
                    2001                          (5.12)%
                    2002                         (33.43)%


    During the period shown in the bar chart the highest quarterly return was 55.05% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (24.10)% (for the calendar quarter ended September 30, 2001).


    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ..........................................................................
                                                      1 Year            Life*

    Initial Class                                    (33.43)%            1.64%
    Service Class                                    (33.66)%            1.55%
    Russell 2000 Growth Index+#                      (30.26)%          (9.37)%
    Lipper Small Cap Growth Fund Average##           (29.72)%          (4.91)%

        ------
     * For the period from the series' commencement of investment operations on May 6, 1998, through December 31, 2002. Index and Lipper average returns are from May 1, 1998.

     + Source: Standard & Poor's Micropal, Inc.

     # The Russell 2000 Growth Index measures the performance of U.S. small-
       cap growth stocks.
    ## The Lipper Small Cap Growth Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The series commenced investment operations on May 6, 1998 with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

    22:  RESEARCH SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE

    The series will seek to provide long-term growth of capital and future income. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES


    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The series focuses on companies that the series' investment adviser, MFS, believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The series may invest in companies of any size. The series' investments may include securities traded on securities exchanges or in the over-the-counter markets.

      A team of investment research analysts selects portfolio securities for the series. This team includes investment analysts employed not only by MFS, but also by MFS' foreign investment advisory affiliates. The team allocates the series' assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the series' investment objective within their assigned industry responsibility.


      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC- listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying or selling these securities at a fair price.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.


    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                         1995                     37.50%
                         1996                     23.76%
                         1997                     20.86%
                         1998                     23.61%
                         1999                     24.14%
                         2000                     (4.10)%
                         2001                    (21.40)%
                         2002                    (25.11)%


    During the period shown in the bar chart the highest quarterly return was 22.06% (for the calendar quarter ended December 31, 1998) and the lowest quarterly return was (19.72)% (for the calendar quarter ended September 30, 2001).


    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and assumes the reinvestment of distributions.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ..........................................................................
                                             1 Year      5 Years        Life*

    Initial Class                           (25.11)%      (2.83)%        7.19%
    Service Class                           (25.36)%      (2.92)%        7.13%
    Standard & Poor's 500 Stock Index+**    (22.09)%      (0.58)%        9.77%

    ------
    * For the period from the series' commencement of investment operations on November 7, 1994, through December 31, 2002. Index returns are from November 1, 1994.

     + Source: Standard & Poor's Micropal, Inc.


    ** The Standard & Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The series commenced investment operations on November 7, 1994, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

    23:  RESEARCH GROWTH AND INCOME SERIES
    ..........................................................................


o   INVESTMENT OBJECTIVE

    The series will seek to provide long-term growth of capital, current income and growth of income. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES


    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of dividend paying companies with market capitalizations of at least $2 billion and which are believed by the series' investment adviser, MFS, to have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series generally focuses on larger capitalization companies with market capitalizations well in excess of $2 billion. Securities purchased by the series may be listed on a securities exchange or traded in the over-the-counter markets.

      A team of investment research analysts selects portfolio securities for the series. This team includes investment analysts employed not only by MFS, but also by MFS' foreign investment advisory affiliates. The team allocates the series' assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the series' investment objectives within their assigned industry responsibility.


      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Large Cap Companies Risk: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the series' value may not rise as much as the value of funds that emphasize smaller cap companies.

    o Growth Companies Risk: This is the risk that the prices of growth company securities held by the series will fall to a greater extent than the overall equity markets (e.g., as represented by the Standard & Poor's 500 Composite Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.


    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                         1998                     22.13%
                         1999                      8.21%
                         2000                      3.09%
                         2001                    (10.91)%
                         2002                    (21.40)%

    During the period shown in the bar chart the highest quarterly return was 18.92% (for the calendar quarter ended December 31, 1998) and the lowest quarterly return was (15.83)% (for the calendar quarter ended September 30, 2002).


    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ..........................................................................
                                             1 Year     5 Year        Life*

    Initial Class                           (21.40)%    (0.94)%        0.89%
    Service Class                           (21.59)%    (1.00)%        0.84%
    Standard & Poor's 500 Stock Index+**    (22.09)%    (0.58)%        3.12%
    Lipper Large Cap Core Fund Average#     (23.49)%    (1.90)%        1.64%

     ------
     * For the period from the series' commencement of investment operations on May 13, 1997, through December 31, 2002. Index and Lipper average returns are from May 1, 1997.

     + Source: Standard & Poor's Micropal, Inc.

    ** The Standard & Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market.
     # The Lipper Large Cap Core Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The series commenced investment operations on May 13, 1997, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

    24:  RESEARCH INTERNATIONAL SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE

    The series will seek capital appreciation. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES


    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of foreign companies. The series focuses on foreign companies that the series' investment adviser, MFS, believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. Equity securities purchased by the series may be listed on a securities exchange or traded in the over-the-counter markets. The series does not emphasize any particular country and, under normal market conditions, will be invested in at least five countries.

      A team of investment research analysts selects portfolio securities for the series. This team includes investment analysts employed not only by MFS, but also by MFS' foreign investment advisory affiliates. The team allocates the series' assets among various geographic regions and industries. Individual analysts then select what they view as the securities best suited to achieve the series' investment objective within their assigned industry responsibility.


      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.


    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Geographic Focus Risk: The series may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the series focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The series' investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.


    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC- listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying or selling these securities at a fair price.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                    1999                     54.94%
                    2000                     (7.95)%
                    2001                    (17.76)%
                    2002                    (11.44)%

    During the period shown in the bar chart the highest quarterly return was 33.00% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (14.51)% (for the calendar quarter ended September 30, 2002).


    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ..........................................................................
                                             1 Year           Life*

    Initial Class                           (11.44)%         (0.47)%
    Service Class                           (11.66)%         (0.54)%
    MSCI EAFE Index+**                      (15.66)%         (5.79)%
    Lipper International Fund Average#      (16.67)%         (5.91)%

     ------
     * For the period from the series' commencement of investment operations on May 5, 1998, through December 31, 2002. Index and Lipper average returns are from May 1, 1998.

     + Source: Standard & Poor's Micropal, Inc.

    ** The Morgan Stanley Capital International (MSCI) EAFE (Europe,
       Australasia, Far East) Index is a commonly used measure of the international stock market.

     # The Lipper International Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The series commenced investment operations on May 5, 1998, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

    25:  STRATEGIC GROWTH SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE

    The series' investment objective is capital appreciation. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, bonds, warrants, or rights convertible into stock and depositary receipts for these securities, of companies which the series' investment adviser believes offer superior prospects for growth.


      The series may establish "short" positions in specific securities or stock indices through short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities, and may have exposure to foreign currencies through its investment in these securities.

o   PRINCIPAL RISKS OF AN INVESTMENT


    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here. The principal risks of investing in the series are:


    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

    o Growth Companies Risk: This is the risk that the prices of growth company securities held by the series, which are the series' principal investment focus, will fall to a greater extent than the overall equity markets (e.g., are represented by the Standard & Poor's Composite 500 Index) due to changing economic, political or market conditions.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.


       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forgo the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.


    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities are heightened when investing in emerging markets countries.

    o Short Sales Risk: The series will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the series must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is unlimited.

    o Active or Frequent Trading Risk. The series may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which as investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                    2000                     (9.99)%
                    2001                    (24.65)%
                    2002                    (30.06)%


      During the period shown in the bar chart, the highest quarterly return was 20.33% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (25.75)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ..........................................................................
                                                  1 Year            Life*

    Initial Class                                (30.06)%         (15.99)%
    Service Class                                (30.19)%         (16.04)%
    Standard & Poor's 500 Stock Index#+          (22.09)%         (11.70)%
    Russell 1000 Growth Index+##                 (27.88)%         (18.76)%
    Lipper Multi-Cap Growth Fund Average**       (29.92)%         (17.39)%

    ------
     * For the period from the commencement of the series' investment operations on October 29, 1999, through December 31, 2002. Index and Lipper average returns are from November 1, 1999.

     + Source: Standard & Poor's Micropal, Inc.

     # The Standard & Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market.
    ## The Russell 1000 Growth Index measures the performance of large-cap U.S.
       growth stocks.
    ** The Lipper Multi-Cap Growth Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The series commenced investment operations on October 29, 1999, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

    26:  STRATEGIC INCOME SERIES
    ..........................................................................


o   INVESTMENT OBJECTIVE

    The series will seek to provide high current income by investing in fixed income securities and will seek to take advantage of opportunities to realize significant capital appreciation while maintaining a high level of current income. The series' objectives may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in fixed income securities. These securities include:

    o U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities.

    o Foreign government securities, which are bonds or other debt obligations issued by foreign governments. These foreign government securities are either:

       > Issued, guaranteed or supported as to payment of principal and interest by foreign governments, foreign government agencies, foreign semi-governmental entities, or supra-national entities.

       > Interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

    o Mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables.

    o Corporate bonds, which are bonds or other debt obligations issued by domestic or foreign corporations or other similar entities. The series may invest in:

       > Investment grade bonds, which are bonds assigned higher credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to higher rated bonds.

       > Lower rated bonds, commonly known as junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds. The series may invest up to 100% of its net assets in junk bonds.

       > Crossover bonds, which are junk bonds that MFS expects will appreciate in value due to an anticipated upgrade in the issuer's credit rating (thereby crossing over into investment grade bonds).

    o Emerging market securities, which include the types of securities described above, issued by emerging market governments and corporations. These securities also include Brady Bonds, which are long-term bonds issued as part of a restructuring of defaulted commercial loans to emerging market countries.

      The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in a small number of issuers.

      The series may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

    o  Futures and forward contracts.

    o Options on futures contracts, foreign currencies, securities and bond indices.

    o  Structured notes and indexed securities.

    o  Swaps, caps, floors and collars.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Allocation Risk: The series will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    o Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    o  Junk Bond Risk:

       > Higher Credit Risk: Junk bonds (including crossover bonds) are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

       > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o  Mortgage and Asset-Backed Securities Risk:

       >  Maturity Risk:

          + Mortgage-Backed Securities: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

             [] When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

             [] When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

          + Collateralized Mortgage Obligations: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

          + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

       > Credit Risk: As with any fixed income security, mortgage-backed and asset- backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Mortgage- backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

    o  Derivatives Risk:

       > Hedging Risk: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

       > Correlation Risk: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

       > Investment Risk: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

       > Availability Risk: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

       > Credit Risk: When the series uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.


    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


    o Non-Diversified Status Risk: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                    1999                           4.61%
                    2000                           2.87%
                    2001                           3.31%
                    2002                           7.52%

    During the period shown in the bar chart the highest quarterly return was 3.11% (for the calendar quarter ended December 31, 2002) and the lowest quarterly return was (1.35)% (for the calendar quarter ended June 30, 2001).


    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ..........................................................................
                                                        1 Year          Life*

    Initial Class                                         7.52%          4.00%
    Service Class                                         7.31%          3.93%
    Lehman Brothers Government/Credit Index+#            11.04%          7.72%
    Lehman Brothers High Yield Bond Index+##              1.07%        (1.29)%
    Salomon Brothers World Government Bond Index+###     19.49%          5.71%
    Lipper Multisector Income Fund Average**              6.63%          2.46%

    ------
      * For the period from the series' commencement of investment operations on May 6, 1998, through December 31, 2002. Index and Lipper average returns are from May 1, 1998.

      + Source: Standard & Poor's Micropal, Inc.

      # Lehman Brothers Government/Credit Index measures the performance of the investment-grade bond market.
     ## Lehman Brothers High Yield Bond Index measures the performance of the high-yield bond market.
    ### Salomon Brothers World Government Bond Index is a measure of government bond markets around the world.

     ** The Lipper Multisector Income Fund Average, as calculated by Lipper
        Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The series commenced investment operations on May 6, 1998, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

    27:  STRATEGIC VALUE SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE

    The series' investment objective is to seek capital appreciation. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of companies which the series' investment adviser, MFS, believes are undervalued in the market relative to their long term potential. The equity securities of these companies may be undervalued because:

    o  they are temporarily out of favor in the market due to:

       >  a decline in the market

       >  poor economic conditions

       > developments that have affected or may affect the issuer of the securities or the issuer's industry; or

    o  the market has overlooked them

    Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter markets.


    The series also invests in other types of securities, such as fixed income securities and warrants, when relative values make such purchases attractive.

    The series may establish "short" positions in specific securities or stock indices through short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.


    The series may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies.

    The series has engaged and may engage in active or frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Undervalued Companies Risk: MFS will invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.


    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing prices.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.


    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    o Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.


    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:


       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.


    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Short Sales Risk: The series will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the series must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is unlimited.


    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

      An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table are not included because the series has not had a full calendar year of investment operations.

    28:  TECHNOLOGY SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE

    The series' investment objective is capital appreciation. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies that the series' investment adviser, MFS, believes have above average growth potential and will benefit from technological advances and improvements. These companies are in fields such as:

    o  Computer software and hardware  o   Environmental services

    o  Semiconductors                  o   Chemicals

    o  Minicomputers                   o   Synthetic materials

    o  Peripheral equipment            o   Defense and commercial electronics

    o  Scientific instruments          o   Data storage and retrieval

    o  Telecommunications              o   Biotechnology

    o  Pharmaceuticals                 o   Health care and medical supplies.

    The series will invest in technology companies of any size including smaller, lesser known companies that are in the developing stages of their life cycle and offer the potential for accelerated earnings or revenue growth (emerging growth companies).


    The series may invest in other securities that the adviser believes offer an opportunity for capital appreciation. These securities may include fixed income securities when relative values make such purchases attractive. Lower rated bonds, commonly referred to as junk bonds, are bonds assigned low credit ratings by credit agencies or which are unrated and considered by MFS to be comparable to lower rated bonds. The series' investments may include securities listed on an exchange or traded in the over-the-counter markets.


    The series may invest in foreign securities (including emerging market securities) through which it may have exposure to foreign currencies.


    The series may also engage in short sales where the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. In a short sale, the series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

    While the series is a diversified fund and therefore spreads its investments across a number of issuers, it may invest a relatively large percentage of its assets in a single issuer as compared to other funds managed by MFS.


    The series may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o  Technology Companies Risks:

       > Company Risk: Companies in the technology industry face special risks. For example, their products may fall out of favor or become obsolete in relatively short periods of time. Also, many of their products may not become commercially successful. Therefore, investments in the stocks of technology companies can be volatile.

       > Concentration Risk: The series' investment performance will be closely tied to the performance of companies in a limited number of industries. Companies in a single industry often are faced with the same obstacles, issues and regulatory burdens, and their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the series than on a fund with a more broadly diversified portfolio.

    o Effect of IPOs: The series may participate in the initial public offering ("IPO") market, and a significant portion of the series' returns may be attributable to its investment in IPO's which may have a magnified investment performance impact during the periods when the series has a small asset base. Like any past performance, there is no assurance that, as the series' assets grow, it will continue to experience substantially similar performance by investment in IPOs.

    o Emerging Growth and Growth Companies Risk: Investments in emerging growth and growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. In addition, emerging growth companies often:

       >  have limited product lines, markets and financial resources

       >  are dependent on management by one or a few key individuals

       > have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices.

    o Small Cap Companies Risk: Investments in small cap companies tend to involve more risk and be more volatile than investments in larger companies. Small cap companies may be more susceptible to market declines because of their limited product lines, financial and management resources, markets and distribution channels. Their shares may be more difficult to sell at satisfactory prices during market declines.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC- listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying or selling these securities at a fair price.


    o Short Sales Risk: The series will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the series must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is unlimited.


    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.


    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


    o  Fixed Income Securities Risk:

       > Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

       > Maturity Risk: This interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

       > Credit Risk: The series is subject to the risk that the issuer of a fixed income security will not be able to pay principal and interest when due.

       > Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.


    o Issuer Concentration Risk: Because the series may invest a relatively large percentage of its assets in a single issuer as compared to other funds managed by MFS, the series' performance may be particularly sensitive to changes in the value of securities of these issuers.


    o Active or Frequent Trading Risk: The series may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                         2001                          (38.87)%
                         2002                          (45.98)%


    During the period shown in the bar chart, the highest quarterly return was 50.87% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (46.77)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ..........................................................................
                                                        1 Year         Life*

    Initial Class                                      (45.98)%      (39.21)%
    Service Class                                      (46.36)%      (39.38)%
    Merrill Lynch 100 Technology Index+#               (41.54)%      (44.40)%
    Lipper Science and Technology Fund Average**       (43.01)%      (44.64)%

    ------
     * Series' performance figures are for the period from the series' commencement of investment operations on June 16, 2000, through December 31, 2002. Index and Lipper average returns are from July 1, 2000.

     + Source: Standard & Poor's Micropal, Inc.

     # The Merrill Lynch 100 Technology Index is a broad measure of the technology sector.
    ** The Lipper Science and Technology Fund Average, as calculated by Lipper
       Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The series commenced investment operations on June 16, 2000 with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

    29:  TOTAL RETURN SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE


    The series will mainly seek to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential. The series' objectives may be changed without shareholder approval.


o   PRINCIPAL INVESTMENT POLICIES

    The series is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the series invests:

    o At least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stocks; bonds, warrants or rights convertible into stock; and depositary receipts for those securities.

    o At least 25% of its net assets in non- convertible fixed income securities.

      The series may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS' interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

    EQUITY INVESTMENTS. While the series may invest in all types of equity securities, MFS generally seeks to purchase for the series equity securities, such as common stocks, preferred stocks, convertible securities and depositary receipts, of companies that MFS believes are undervalued in the market relative to their long-term potential. The equity securities of these companies may be undervalued because either:

    o They are viewed by MFS as being temporarily out of favor in the market due to

       >  a decline in the market

       >  poor economic conditions


       > developments that have affected or may affect the issuer of the securities or the issuer's industry; or


    o  The market has overlooked them.

      Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

      As noted above, the series' investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

    o  a fixed income stream, and

    o the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

    FIXED INCOME INVESTMENTS. The series invests in securities which pay a fixed interest rate, which include:

    o U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities.

    o Mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series.

    o Corporate bonds, which are bonds or other debt obligations issued by corporations or other similar entities (including corporate bonds which have been assigned lower credit ratings by credit rating agencies (commonly known as junk bonds)

    FOREIGN SECURITIES. Consisent with the series' principal investment policies described above, the series may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Allocation Risk: The series will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Undervalued Securities Risk: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. MFS will invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Convertible Securities Risk: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    o Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    o  Mortgage and Asset-Backed Securities Risk:

       >  Maturity Risk:

          + Mortgage-Backed Securities: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

             [] When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

             [] When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

          + Collateralized Mortgage Obligations: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

          + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

       > Credit Risk: As with any fixed income security, mortgage-backed and asset- backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Mortgage- backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.


    o  Junk Bond Risk:


       > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than investment grade bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

       > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                    1993                               13.37%
                    1994                               (2.22)%
                    1995                               26.71%
                    1996                               14.10%
                    1997                               21.98%
                    1998                               11.71%
                    1999                                2.84%
                    2000                               16.77%
                    2001                                0.52%
                    2002                               (5.69)%

    During the period shown in the bar chart the highest quarterly return was 10.21% (for the calendar quarter ended June 30, 1997) and the lowest quarterly return was (8.75)% (for the calendar quarter ended September 30, 2002).


    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ..........................................................................
                                                   1 Year    5 Years   10 Years

    Initial Class                                  (5.69)%      4.93%      9.54%
    Service Class                                  (5.88)%      4.86%      9.50%
    Lehman Brothers Aggregate Bond Index+#^        10.25%      7.55%      7.51%
    Lehman Brothers Government/Credit Index+##*^   11.04%      7.62%      7.61%
    Standard & Poor's 500 Stock Index+*           (22.09)%    (0.58)%      9.34%
    Lipper Balanced Fund Average**                (11.71)%      1.37%      7.19%


    ------
     + Source: Standard & Poor's Micropal, Inc.

     ^ Effective December 31, 2002, the Lehman Brothers Aggregate Bond Index replaced the Lehman Brothers Government/Credit Index as a benchmark for the series. We believe the Lehman Brothers Aggregate Bond Index better reflects the series' investment policies and objectives.
     # The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.
    ## The Lehman Brothers Government/Credit Index measures the performance of the investment-grade bond market.
     * The Standard & Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market.
    ** The Lipper Balanced Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The series commenced investment operations on May 11, 1988 with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

    30:  UTILITIES SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE


    The series will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of its net assets in equity and debt securities of both domestic and foreign companies in the utilities industry. The series' objective may be changed without shareholder approval.


o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry. MFS considers a company to be in the utilities industry if, at the time of investment, MFS determines that a substantial portion of the company's assets or revenues are derived from one or more utilities. Securities in which the series invests are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas, telecommunications) or upon a company's geographic region. Companies in the utilities industry include:

    o Companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services.

    o Companies engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television and other communications media (but not companies engaged in public broadcasting).

      The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in one or a few issuers.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

    EQUITY INVESTMENTS. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts. In performing this analysis and selecting securities for the series, MFS places particular emphasis on each of the following factors:

    o  the current regulatory environment;

    o  the strength of the company's management team; and

    o the company's growth prospects and valuation relative to its long-term potential.

      Equity securities purchased by the series consist of common stocks, preferred stocks, convertible securities and depositary receipts. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

      As noted above, the series' investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

    o  a fixed income stream, and

    o the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

    FIXED INCOME INVESTMENTS.   The series invests in securities which pay a
    fixed interest rate. These securities include:

    o Corporate bonds, which are bonds or other debt obligations issued by corporations or similar entities, including lower rated bonds, commonly known as junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable in quality to lower rated bonds.

    o Mortgage-backed securities and asset- backed securities, which are securities that represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invested in a pool that included your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series.

    o U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities.


      In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented funds (including the fixed-income portion of the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.


    FOREIGN  SECURITIES.   The series invests in foreign securities (including
    emerging markets securities) such as:

    o  Equity securities of foreign companies in the utilities industry.

    o  Fixed income securities of foreign companies in the utilities industry.

    o  Fixed income securities issued by foreign governments.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Concentration Risk: The series' investment performance will be closely tied to the performance of utility companies. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including:

       > Risks of increases in fuel and other operating costs

       > Restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations

       >  Coping with the general effects of energy conservation

       > Technological innovations which may render existing plants, equipment or products obsolete

       >  The potential impact of natural or man-made disasters

       > Difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions

       >  The high cost of obtaining financing during periods of inflation

       > Difficulties of the capital markets in absorbing utility debt and equity securities

       >  Increased competition.

    For example, electric utilities in California have experienced financial difficulties recently related to changes in regulations and price volatility in the oil and natural gas markets. Similar difficulties could arise for other types of utilities or in other regions.

    Furthermore, there are uncertainties resulting from certain telecommunications companies' diversification into new domestic and international businesses, as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the active operating profits of the enterprise. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly to and more in unison with these or other market conditions. These price movements may have a larger impact on the series than on a fund with a more broadly diversified portfolio.

    o Regulation and Deregulation: The value of utility company securities may decline because governmental regulation controlling the utilities industry can change. This regulation may prevent or delay the utility company from passing along cost increases to its customers. Furthermore, regulatory authorities may not grant future rate increases. Any increases granted may not be adequate to permit the payment of dividends on common stocks. Deregulation in some markets has resulted in increased costs and competition for utilities companies and greater volatility in those companies' securities prices.

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Convertible Securities Risk: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

    o Maturity Risk: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    o  Mortgage-Backed and Asset-Backed Securities Risk:

       >  Maturity Risk:

          + Mortgage-Backed Securities: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

             [] When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

             [] When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

          + Collateralized Mortgage Obligations: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

          + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

       > Credit Risk: As with any fixed income security, mortgage-backed and asset- backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Mortgage- backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.


    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:


       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.


    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


    o Non-Diversified Status Risk: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.


    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                         1994                     (4.95)%
                         1995                     32.36%
                         1996                     20.37%
                         1997                     32.71%
                         1998                     17.54%
                         1999                     31.30%
                         2000                      7.00%
                         2001                    (24.34)%
                         2002                    (23.87)%


    During the period shown in the bar chart the highest quarterly return was 21.57% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (16.58)% (for the calendar quarter ended September 30, 2001).


    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ..........................................................................
                                               1 Year       5 Years      Life*

    Initial Class                             (23.87)%       (0.99)%      7.39%
    Service Class                             (24.09)%       (1.08)%      7.33%
    Standard & Poor's 500-Utilities Index+#   (29.99)%       (4.41)%      2.46%
    Lipper Utility Fund Average##             (23.79)%       (1.96)%      4.66%

    ------
     * For the period from the commencement of the series' investment operations on January 16, 1993, through December 31, 2002. Index and Lipper average returns are from December 1, 1993.

     + Source: Standard & Poor's Micropal, Inc.

     # The Standard & Poor's 500-Utilities Index measures the performance of the utility sector.

    ## The Lipper Utility Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The series commenced investment operations on January 16, 1993, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

    31:  VALUE SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE

    The series will seek capital appreciation and reasonable income. The series' objectives may be changed without shareholder approval.


o   PRINCIPAL INVESTMENT POLICIES


    The series invests, under normal market conditions, at least 65% of its net assets in income producing equity securities of companies which the series' investment adviser believes are undervalued in the market relative to their long term potential. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While the series may invest in companies of any size, the fund generally focuses on undervalued companies with large market capitalizations. The equity securities of these companies may be undervalued because:

    o  They are temporarily out of favor in the market due to:

       >  a decline in the market

       >  poor economic conditions

       > developments that have affected or may affect the issuer of the securities or the issuer's industry

    o  The market has overlooked them.


    Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series seeks to achieve a gross yield that exceeds that of the Standard & Poor's 500 Stock Index. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.


    The series may invest in foreign securities through which it may have exposure to foreign currencies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Undervalued Securities Risk: The fund may invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

    o Large Cap Companies Risk: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the series' value may not rise as much as the value of funds that emphasize smaller cap companies.

    o Interest Rate Risk: Income producing equity securities may react like fixed income securities to changes in interest rates. Thus, when interest rates rise, the prices of income producing equity securities may fall. Conversely, a decrease in interest rates may cause these securities to increase in value.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in buying and selling these stocks at prevailing market prices.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                         1999                           7.05%
                         2000                          30.25%
                         2001                          (7.46)%
                         2002                         (13.58)%

    During the period shown in the bar chart, the highest quarterly return was 10.68% (for the calendar quarter ended September 30, 2000) and the lowest quarterly return was (15.53)% (for the calendar quarter ended September 30, 2002).


    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
    ..........................................................................
                                                    1 Year           Life*

    Initial Class                                  (13.58)%           3.44%
    Service Class                                  (13.77)%           3.36%
    Standard & Poor's 500 Stock Index+#            (22.09)%         (3.57)%
    Russell 1000 Value Index+##                    (15.52)%         (1.26)%
    Lipper Equity Income Fund Average###           (16.33)%         (2.24)%

    ------
      * For the period from the series' commencement of investment operations on May 6, 1998, through December 31, 2002. Index and Lipper average returns are from May 1, 1998.
      + Source: Standard & Poor's Micropal, Inc.
      # The Standard & Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market.
     ## The Russell 1000 Value Index measures the performance of large-cap
        U.S. value stocks.
    ### The Lipper Equity Income Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The series commenced investment operations on May 6, 1998, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than service class shares would have experienced had they been offered for the entire period.

------------------
II EXPENSE SUMMARY
------------------

o   EXPENSE TABLE

    This table describes the expense that you may pay when you hold shares of the series. These fees and expenses do not take into account the fees and expenses imposed under the Variable Contracts through which an investment in a series is made.

                                                         INITIAL CLASS

    ANNUAL OPERATING EXPENSES (expenses that are deducted from a series' assets):


                                                                                           CAPITAL       CAPITAL       EMERGING
                                                                               BOND      APPRECIATION  OPPORTUNITIES    GROWTH
                                                                              SERIES        SERIES        SERIES        SERIES
                                                                              ------        ------        ------        ------
     Management Fee .......................................................    0.60%         0.75%         0.73%         0.71%
     Other Expenses(1) ....................................................    0.08%         0.06%         0.09%         0.07%
                                                                               -----         -----         -----         -----
     Total Annual Series Operating Expenses(1) ............................    0.68%         0.81%         0.82%         0.78%

                                                                             EMERGING       GLOBAL
                                                                             MARKETS        ASSET         GLOBAL        GLOBAL
                                                                              EQUITY      ALLOCATION   GOVERNMENTS      GROWTH
                                                                              SERIES        SERIES        SERIES        SERIES
                                                                               ---           ---          -----         ------
     Management Fee .......................................................    1.25%         0.75%         0.75%         0.90%
     Other Expenses(1) ....................................................    0.24%         0.17%         0.18%         0.18%
                                                                               -----         -----         -----         -----
     Total Annual Series Operating Expenses(1) ............................    1.49%         0.92%         0.93%         1.08%

                                                                              GLOBAL        GLOBAL
                                                                             TELECOM-       TOTAL       GOVERNMENT       HIGH
                                                                           MUNICATIONS      RETURN      SECURITIES      YIELD
                                                                              SERIES        SERIES        SERIES        SERIES
                                                                              -----         -----         -----         -----
     Management Fee .......................................................    1.00%         0.75%         0.55%         0.75%
     Other Expenses(1) ....................................................    1.02%         0.15%         0.05%         0.07%
                                                                               -----         -----         -----         -----
     Total Annual Series Operating Expenses(1) ............................    2.02%         0.90%         0.60%         0.82%
     Fee Waiver and/or Expense Reimbursement(2) ...........................  (0.77)%           N/A           N/A           N/A
                                                                               -----         -----         -----         -----
     Net Expenses(1) ......................................................    1.25%         0.90%         0.60%         0.82%

                                                                                                                    MASSACHUSETTS
                                                                                                                      INVESTORS
                                                                           INTERNATIONAL INTERNATIONAL   MANAGED        GROWTH
                                                                              GROWTH        VALUE        SECTORS        STOCK
                                                                              SERIES        SERIES        SERIES        SERIES
                                                                              ------        ------        ------        ------
     Management Fee .......................................................   0.975%        0.975%         0.75%         0.75%
     Other Expenses(1) ....................................................    0.25%         0.27%         0.07%         0.07%
                                                                              ------        ------         -----         -----
     Total Annual Series Operating Expenses(1) ............................    1.23%         1.25%         0.82%         0.82%

                                                                          MASSACHUSETTS
                                                                            INVESTORS      MID CAP       MID CAP        MONEY
                                                                              TRUST         GROWTH        VALUE         MARKET
                                                                              SERIES        SERIES        SERIES        SERIES
                                                                              ------        -----         -----         -----
     Management Fee .......................................................    0.55%         0.75%         0.75%         0.50%
     Other Expenses(1) ....................................................    0.05%         0.11%         7.30%         0.07%
                                                                               -----         -----         -----         -----
     Total Annual Series Operating Expenses(1) ............................    0.60%         0.86%         8.05%         0.57%
     Fee Waiver and/or Expense Reimbursement(2) ...........................      N/A           N/A       (7.03)%           N/A
                                                                               -----         -----         -----         -----
     Net Expenses(1) ......................................................    0.60%         0.86%         1.02%         0.57%

                                                                                                         RESEARCH
                                                                               NEW                      GROWTH AND     RESEARCH
                                                                            DISCOVERY      RESEARCH       INCOME     INTERNATIONAL
                                                                              SERIES        SERIES        SERIES        SERIES
                                                                              -----          ----         -----         ------
     Management Fee .......................................................    0.90%         0.70%         0.75%         1.00%
     Other Expenses(1) ....................................................    0.08%         0.08%         0.11%         0.26%
                                                                               -----         -----         -----         -----
     Total Annual Series Operating Expenses(1) ............................    0.98%         0.78%         0.86%         1.26%

                                                                            STRATEGIC     STRATEGIC     STRATEGIC
                                                                              GROWTH        INCOME        VALUE       TECHNOLOGY
                                                                              SERIES        SERIES        SERIES        SERIES
                                                                              -----         -----         -----         -----
     Management Fee .......................................................    0.75%         0.75%         0.75%         0.75%
     Other Expenses(1) ....................................................    0.13%         0.11%         5.45%         0.16%
                                                                               -----         -----         -----         -----
     Total Annual Series Operating Expenses(1) ............................    0.88%         0.86%         6.20%         0.91%
     Fee Waiver and/or Expense Reimbursement(2) ...........................      N/A           N/A       (5.19)%           N/A
                                                                               -----         -----         -----         -----
     Net Expenses(1) ......................................................    0.88%         0.86%         1.01%         0.91%

                                                                              TOTAL
                                                                              RETURN      UTILITIES       VALUE
                                                                              SERIES        SERIES        SERIES
                                                                               ----          ----          ----
     Management Fee .......................................................    0.65%         0.75%         0.75%
     Other Expenses(1) ....................................................    0.05%         0.07%         0.08%
                                                                               -----         -----         -----
     Total Annual Series Operating Expenses(1) ............................    0.70%         0.82%         0.83%

                                                          SERVICE CLASS

         ANNUAL OPERATING EXPENSES (expenses that are deducted from a series' assets):

                                                                                           CAPITAL       CAPITAL       EMERGING
                                                                               BOND      APPRECIATION  OPPORTUNITIES    GROWTH
                                                                              SERIES        SERIES        SERIES        SERIES
                                                                               ---          ------        ------        ------
     Management Fee .......................................................    0.60%         0.75%         0.73%         0.71%
     Distribution (12b-1) Fees(3) .........................................    0.25%         0.25%         0.25%         0.25%
     Other Expenses(1) ....................................................    0.08%         0.06%         0.09%         0.07%
                                                                               -----         -----         -----         -----
     Total Annual Series Operating Expenses(1) ............................    0.93%         1.06%         1.07%         1.03%

                                                                             EMERGING       GLOBAL
                                                                             MARKETS        ASSET         GLOBAL        GLOBAL
                                                                              EQUITY      ALLOCATION   GOVERNMENTS      GROWTH
                                                                              SERIES        SERIES        SERIES        SERIES
                                                                               ---           ---          -----         ------
     Management Fee .......................................................    1.25%         0.75%         0.75%         0.90%
     Distribution (12b-1) Fees(3) .........................................    0.25%         0.25%         0.25%         0.25%
     Other Expenses(1) ....................................................    0.24%         0.17%         0.18%         0.18%
                                                                               -----         -----         -----         -----
     Total Annual Series Operating Expenses(1) ............................    1.74%         1.17%         1.18%         1.33%

                                                                              GLOBAL        GLOBAL
                                                                             TELECOM-       TOTAL       GOVERNMENT       HIGH
                                                                           MUNICATIONS      RETURN      SECURITIES      YIELD
                                                                              SERIES        SERIES        SERIES        SERIES
                                                                              -----         -----         -----         -----
     Management Fee .......................................................    1.00%         0.75%         0.55%         0.75%
     Distribution (12b-1) Fees(3) .........................................    0.25%         0.25%         0.25%         0.25%
     Other Expenses(1) ....................................................    1.02%         0.15%         0.05%         0.07%
                                                                               -----         -----         -----         -----
     Total Annual Series Operating Expenses(1) ............................    2.27%         1.15%         0.85%         1.07%
     Fee Waiver and/or Expense Reimbursement(2) ...........................  (0.77)%           N/A           N/A           N/A
                                                                               -----         -----         -----         -----
     Net Expenses(1) ......................................................    1.50%         1.15%         0.85%         1.07%

                                                                                                                     MASSACHUSETTS
                                                                                                                      INVESTORS
                                                                          INTERNATIONAL  INTERNATIONAL   MANAGED        GROWTH
                                                                              GROWTH         VALUE       SECTORS        STOCK
                                                                              SERIES        SERIES        SERIES        SERIES
                                                                              ------        ------        ------        ------
     Management Fee .......................................................   0.975%        0.975%         0.75%         0.75%
     Distribution (12b-1) Fees(3) .........................................    0.25%         0.25%         0.25%         0.25%
     Other Expenses(1) ....................................................    0.25%         0.27%         0.07%         0.07%
                                                                              ------        ------         -----         -----
     Total Annual Series Operating Expenses(1) ............................    1.48%         1.50%         1.07%         1.07%

                                                                          MASSACHUSETTS
                                                                            INVESTORS      MID CAP       MID CAP        MONEY
                                                                              TRUST         GROWTH        VALUE         MARKET
                                                                              SERIES        SERIES        SERIES        SERIES
                                                                              ------        -----         -----         -----
     Management Fee .......................................................    0.55%         0.75%         0.75%         0.50%
     Distribution (12b-1) Fees(3) .........................................    0.25%         0.25%         0.25%         0.25%
     Other Expenses(1) ....................................................    0.05%         0.11%         7.30%         0.07%
                                                                               -----         -----         -----         -----
     Total Annual Series Operating Expenses(1) ............................    0.85%         1.11%         8.30%         0.82%
     Fee Waiver and/or Expense Reimbursement(2) ...........................      N/A           N/A       (7.03)%           N/A
                                                                               -----         -----         -----         -----
     Net Expenses(1) ......................................................    0.85%         1.11%         1.27%         0.82%

                                                                                                         RESEARCH
                                                                               NEW                      GROWTH AND     RESEARCH
                                                                            DISCOVERY      RESEARCH       INCOME     INTERNATIONAL
                                                                              SERIES        SERIES        SERIES        SERIES
                                                                              -----          ----         -----         ------
     Management Fee .......................................................    0.90%         0.70%         0.75%         1.00%
     Distribution (12b-1) Fees(3) .........................................    0.25%         0.25%         0.25%         0.25%
     Other Expenses(1) ....................................................    0.08%         0.08%         0.11%         0.26%
                                                                               -----         -----         -----         -----
     Total Annual Series Operating Expenses(1) ............................    1.23%         1.03%         1.11%         1.51%

                                                                            STRATEGIC     STRATEGIC     STRATEGIC
                                                                              GROWTH        INCOME        VALUE       TECHNOLOGY
                                                                              SERIES        SERIES        SERIES        SERIES
                                                                              -----         -----         -----         -----
     Management Fee .......................................................    0.75%         0.75%         0.75%         0.75%
     Distribution (12b-1) Fees(3) .........................................    0.25%         0.25%         0.25%         0.25%
     Other Expenses(1) ....................................................    0.13%         0.11%         5.45%         0.16%
                                                                               -----         -----         -----         -----
     Total Annual Series Operating Expenses(1) ............................    1.13%         1.11%         6.45%         1.16%
     Fee Waiver and/or Expense Reimbursement(2) ...........................      N/A           N/A       (5.19)%           N/A
                                                                               -----         -----         -----         -----
     Net Expenses(1) ......................................................    1.13%         1.11%         1.26%         1.16%

                                                                                               TOTAL
                                                                              RETURN      UTILITIES       VALUE
                                                                              SERIES        SERIES        SERIES
                                                                               ----          ----          ----
     Management Fee .......................................................    0.65%         0.75%         0.75%
     Distribution (12b-1) Fees(3) .........................................    0.25%         0.25%         0.25%
     Other Expenses(1) ....................................................    0.05%         0.07%         0.08%
                                                                               -----         -----         -----
     Total Annual Series Operating Expenses(1) ............................    0.95%         1.07%         1.08%

    ------
    (1) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the series' expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Total Annual Series
       Operating Expenses" ("Net Expenses" in the case of Mid Cap Value Series and Strategic Value Series) would be lower for certain series, and would equal:

                                                                                             INITIAL CLASS         SERVICE CLASS

    Capital Appreciation Series ..........................................................       0.80%                 1.05%
    Global Asset Allocation Series .......................................................       0.91%                 1.16%
    Global Governments Series ............................................................       0.92%                 1.17%
    Global Growth Series .................................................................       1.07%                 1.32%
    uInternational Growth Series .........................................................       1.22%                 1.47%
    Massachusetts Investors Growth Stock Series ..........................................       0.81%                 1.06%
    Mid Cap Growth Series ................................................................       0.85%                 1.10%
    Mid Cap Value Series .................................................................       1.00%                 1.25%
    Research Series ......................................................................       0.77%                 1.02%
    Research International Series ........................................................       1.25%                 1.50%
    Strategic Value Series ...............................................................       1.00%                 1.25%
    Utilities Series .....................................................................       0.81%                 1.06%

    (2) MFS has contractually agreed to bear the expenses of each the Global Telecommunications Series, the Mid Cap Value Series
       and the Strategic Value Series such that "Other Expenses," after taking into account the expense offset and directed brokerage arrangements described above, do not exceed 0.25% annually.

    (3) Each series has a distribution plan for service class shares under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares (these fees are referred to as distribution fees).

o   EXAMPLE OF EXPENSES

    These examples are intended to help you compare the cost of investing in a series with the cost of investing in other mutual funds. These examples do not take into account the fees and expenses imposed under the Variable Contracts through which an investment in a series is made.

    The examples assume that:

    o You invest $10,000 in the series for the time periods indicated and you redeem your shares at the end of the time periods;

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

    o The series' operating expenses remain the same, except that, with respect to the Global Telecommunications Series, the Mid Cap Value Series and the Strategic Value Series, the series' total operating expenses are assumed to be the series' "Net Expenses" for the first year, and the series' "Total Annual Series Operating Expenses" for subsequent years (see the table above).

    Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                                                                 PERIOD
                                                                           ---------------------------------------------------
    SERIES                                                                   1 YEAR       3 YEARS      5 YEARS     10 YEARS
    --------------------------------------------------------------------------------------------------------------------------

    Bond Series
    Initial Class                                                             $ 69         $218        $  379       $  847
    Service Class                                                               95          296           515        1,072

    Capital Appreciation Series
    Initial Class                                                               83          259           450        1,002
    Service Class                                                              108          337           585        1,294

    Capital Opportunities Series
    Initial Class                                                               84          262           455        1,014
    Service Class                                                              109          340           590        1,306

    Emerging Growth Series
    Initial Class                                                               80          249           433          966
    Service Class                                                              105          328           569        1,259

    Emerging Markets Equity Series
    Initial Class                                                              152          471           813        1,779
    Service Class                                                              177          548           944        2,052

    Global Asset Allocation Series
    Initial Class                                                               94          293           509        1,131
    Service Class                                                              119          372           644        1,420

    Global Governments Series
    Initial Class                                                               95          296           515        1,143
    Service Class                                                              120          375           649        1,432

    Global Growth Series
    Initial Class                                                              110          343           595        1,317
    Service Class                                                              135          421           729        1,601

    Global Telecommunications Series
    Initial Class                                                              127          559         1,017        2,286
    Service Class                                                              153          635         1,145        2,546

    Global Total Return Series
    Initial Class                                                               92          287           498        1,108
    Service Class                                                              117          365           633        1,398

    Government Securities Series
    Initial Class                                                               61          192           335          750
    Service Class                                                               87          271           471        1,049

    High Yield Series
    Initial Class                                                               84          262           455        1,014
    Service Class                                                              109          340           590        1,306

    International Growth Series
    Initial Class                                                              125          390           676        1,489
    Service Class                                                              151          468           808        1,768

    International Value Series
    Initial Class                                                              127          397           686        1,511
    Service Class                                                              153          474           818        1,791

    Managed Sectors Series
    Initial Class                                                               84          262           455        1,014
    Service Class                                                              109          340           590        1,306

    Massachusetts Investors Growth Stock Series
    Initial Class                                                               84          262           455        1,014
    Service Class                                                              109          340           590        1,306

    Massachusetts Investors Trust Series
    Initial Class                                                               61          192           335          750
    Service Class                                                               87          271           471        1,049

    Mid Cap Growth Series
    Initial Class                                                               88          274           477        1,061
    Service Class                                                              113          353           612        1,352

    Mid Cap Value Series
    Initial Class                                                              104        1,727         3,253        6,679
    Service Class                                                              129        1,795         3,352        6,818

    Money Market Series
    Initial Class                                                               58          183           318          714
    Service Class                                                               84          262           455        1,014

    New Discovery Series
    Initial Class                                                              100          312           542        1,201
    Service Class                                                              125          390           676        1,489

    Research Series
    Initial Class                                                               80          249           433          966
    Service Class                                                              105          328           569        1,259

    Research Growth and Income Series
    Initial Class                                                               88          274           477        1,061
    Service Class                                                              113          353           612        1,352

    Research International Series
    Initial Class                                                              128          400           692        1,523
    Service Class                                                              154          477           824        1,802

    Strategic Growth Series
    Initial Class                                                             $ 90         $281        $  488       $1,084
    Service Class                                                              115          359           622        1,375

    Strategic Income Series
    Initial Class                                                               88          274           477        1,061
    Service Class                                                              113          353           612        1,352

    Strategic Value Series
    Initial Class                                                              103         1,377        2,621        5,602
    Service Class                                                              128         1,447        2,728        5,772

    Technology Series
    Initial Class                                                               93          290           504        1,120
    Service Class                                                              118          368           638        1,409

    Total Return Series
    Initial Class                                                               72          224           390          871
    Service Class                                                               97          303           526        1,166

    Utilities Series
    Initial Class                                                               84          262           455        1,014
    Service Class                                                              109          340           590        1,306

    Value Series
    Initial Class                                                               85          265           460        1,025
    Service Class                                                              110          343           595        1,247


-------------------------------------------
III CERTAIN INVESTMENT STRATEGIES AND RISKS
-------------------------------------------

o   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

    Each series may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the series and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which a series may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the Series Fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting Sun Life Assurance Company of Canada (U.S.), Retirement Products and Services Division (see back cover for address and phone number).

      MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented series. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager(s) and MFS' large group of equity research analysts.

      In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented series as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

o   TEMPORARY DEFENSIVE POLICIES

    In addition, each series may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a series invests defensively, it may not be able to pursue its investment objective.

o   ACTIVE OR FREQUENT TRADING

    Each series, except for the Money Market Series, may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

---------------------------
IV MANAGEMENT OF THE SERIES
---------------------------

o   INVESTMENT ADVISER


    Massachusetts Financial Services Company (referred to as MFS or the adviser) is the series' investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $111.6 billion as of March 31, 2003. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

      MFS provides investment management and related administrative services and facilities to the series, including portfolio management and trade execution. For these services, each series pays MFS an annual management fee. The effective rate of the management fee paid by each series to MFS is reflected in the "Expense Table."

o   PORTFOLIO MANAGEMENT

    Set forth below is a discussion of who manages each series. Where a series is managed by a team of portfolio managers, note that members of the team may change from time to time, and a current list of team members is available by contacting Sun Life Assurance Company of Canada (U.S.) (see back cover for telephone number).


             SERIES                          PORTFOLIO MANAGEMENT
             ------                          --------------------

Bond Series                        William J. Adams, a Vice President of MFS,
                                   has been employed by MFS in the investment management area since 1997. Mr. Adams has been a portfolio manager of the series since
                                   July 2000.

Capital Appreciation Series John E. Lathrop, a Senior Vice President of MFS, has been the portfolio manager of the series since November 1, 2001, and has been employed in the investment management area of MFS since 1994.


Capital Opportunities Series       This series is managed by a team of portfolio
                                   managers comprised of S. Irfan Ali and
                                   Kenneth J. Enright, each an MFS Senior Vice
                                   President. These individuals have been the series' portfolio managers since October
                                   2002, and they have been employed in the MFS investment management area since: Mr. Ali -
                                   1993 and Mr. Enright - 1986.

Emerging Growth Series             This series is managed by a team of portfolio
                                   managers comprised of Dale A. Dutile, John E.
                                   Lathrop and David E. Sette-Ducati, each an
                                   MFS Senior Vice President, and Eric B.
                                   Fischman. These individuals have been the series' portfolio managers since: Messrs.
                                   Dutile, Lathrop and Sette-Ducati - January
                                   2001 and Mr. Fischman - April 2002. They have been employed in the MFS investment management area since: Messrs. Dutile and Lathrop - 1994, Mr. Sette-Ducati - 1995 and
                                   Mr. Fischman - 2000. Prior to joining MFS,
                                   Mr. Fischman was an equity research analyst for State Street Research and Dreyfus
                                   Corporation.

Emerging Markets Equity Series     This series is managed by Nicholas Smithie, a
                                   Vice President of MFS. Mr. Smithie has been employed in the investment management area of MFS since 1998 and became the portfolio manager of the series in August 2002.

Global Asset Allocation Series     Joseph C. Flaherty, Jr., a Senior Vice
                                   President of MFS, determines the allocation of assets among the following five asset classes: (i) U.S. equity securities; (ii) foreign equity securities; (iii) U.S.
                                   investment grade fixed income securities;
                                   (iv) U.S. high yield fixed income securities;
                                   and (v) foreign fixed income securities. Mr.
                                   Flaherty has been a portfolio manager of the series since February 1999 and has been employed in the investment management area of MFS since 1993. A team of portfolio managers selects specific portfolio securities within each of these asset classes.

Global Governments Series          Matthew W. Ryan, a Vice President of MFS, has
                                   been the portfolio manager of the series since September 2002, and has been employed in the investment management area of MFS since 1997.

Global Growth Series               Asset allocation decisions are made by David
                                   A. Antonelli, a Senior Vice President of MFS.
                                   Mr. Antonelli is the Director of the MFS
                                   International Equity Research Department. Mr.
                                   Antonelli has been employed in the investment management area of MFS since 1991. Each sector has its own portfolio management team:

                                   o  Domestic Growth Companies. Assets
                                      allocated to domestic growth companies are managed by John E. Lathrop. Mr. Lathrop, a Senior Vice President of MFS, has been a portfolio manager of the series since August 2000, and has been employed in the investment management area of MFS since 1994.


                                   o  Foreign Developed Markets Growth
                                      Companies. Assets allocated to foreign
                                      developed markets growth companies are
                                      managed by a team of equity research
                                      analysts.


                                   o Foreign Emerging Markets Growth Companies. Assets allocated to foreign emerging markets growth companies are managed by Nicholas Smithie. Mr. Smithie, a Vice President of MFS, has been employed in the investment management area of MFS since 1998 and became a portfolio manager of the foreign emerging markets portion of the series in August 2002.


Global Telecommunications Series   John E. Lathrop, a Senior Vice President of
                                   MFS, has been employed in the investment management area of MFS since 1994 and has been the manager of the series since inception.


Global Total Return Series         This series is managed by a team of portfolio
                                   managers comprised of Steven R. Gorham and Barnaby Wiener, MFS Senior Vice Presidents, and Matthew Ryan, MFS Vice President. These individuals have been the series' portfolio managers since: Mr. Gorham - 2000, Mr. Wiener
                                   - January 2003 and Mr. Ryan - September 2002, and they have been employed in the MFS investment management area since: Mr. Gorham
                                   - 1992, Mr. Wiener - 1998 and Mr. Ryan -
                                   1997. Messrs. Gorham and Wiener are managers of the common stock portion of the series' portfolio and Mr. Ryan is the manager of the fixed income portion of the series' portfolio.

Government Securities Series      This series is managed by a team of portfolio
                                   managers comprised of Michael W. Roberge, James T. Swanson, James J. Calmas and Peter
                                   C. Vaream, each an MFS Senior Vice President and Matthew Ryan, an MFS Vice President. These individuals have been the series' portfolio managers since March 2002 and have been employed in the MFS investment management area since: Mr. Roberge - 1996, Mr. Swanson - 1985, Mr. Calmas - 1988, Mr. Vaream - 1992 and Mr. Ryan - 1997.


High Yield Series                  Bernard Scozzafava, a Senior Vice President
                                   of MFS, has been the portfolio manager of the series since June 1994, and has been employed in the investment management area of MFS since 1989.

International Growth Series        Barry P. Dargan, a Vice President of the
                                   adviser, has been the portfolio manager of the series since April 2001, and has been employed in the investment management area of MFS since 1996.


International Value Series         This series is managed by a team of portfolio
                                   managers comprised of Steven R. Gorham and Barnaby Wiener, MFS Senior Vice Presidents.
                                   These individuals have been the series'
                                   portfolio managers since: Mr. Gorham - 2000 and Mr. Wiener - January 2003, and they have been employed in the MFS investment management area since: Mr. Gorham - 1992 and Mr. Wiener - 1998.

Managed Sectors Series             This series is managed by a team of portfolio
                                   managers comprised of Stephen Pesek, S. Irfan
                                   Ali and John E. Lathrop, each an MFS Senior
                                   Vice President, and Margaret W. Adams, an MFS
                                   Vice President. These individuals have been the series' portfolio managers since August
                                   2002. They have been employed in the MFS investment management area since: Mr. Pesek -
                                   1994, Mr. Ali - 1993, Mr. Lathrop - 1994 and
                                   Ms. Adams - 2000. Prior to joining MFS, Ms.
                                   Adams had eleven years of portfolio
                                   management and investment-related experience at J.P. Morgan & Co. Ms. Adams will coordinate the overall investment process of this series.

Massachusetts Investors Growth     Stephen Pesek, a Senior Vice President of
  Stock Series                     MFS, has been the portfolio manager of the
                                   series since February 1999, and has been employed in the investment management area of MFS since 1994.

Massachusetts Investors Trust      This series is managed by a team of portfolio
  Series                           managers comprised of John D. Laupheimer,
                                   Jr., an MFS Senior Vice President, and Brooks
                                   Taylor, an MFS Vice President. These
                                   individuals have been the series' portfolio managers since: Mr. Laupheimer - 1993 and Mr.
                                   Taylor - 2001, and they have been employed in the MFS investment management area since: Mr.
                                   Laupheimer - 1981 and Mr. Taylor - 1996.

Mid Cap Growth Series              This series is managed by a team of portfolio
                                   managers comprised of David Sette-Ducati, an MFS Senior Vice President, and Eric B.
                                   Fischman. These individuals have each been a portfolio manager of the series since: Mr.
                                   Sette-Ducati - March 2001 and Mr. Fischman -
                                   April 2002 and they have been employed in the MFS investment management area since: Mr.
                                   Sette-Ducati - 1995 and Mr. Fischman - 2000.
                                   Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street
                                   Research and for Dreyfus Corporation.

Mid Cap Value Series               Constantinos G. Mokas, a Senior Vice
                                   President of MFS, has been the portfolio manager of the series since its inception and has been employed in the investment management area of MFS since 1990.

New Discovery Series               This series is managed by a team of portfolio
                                   managers comprised of Donald F. Pitcher, Jr.
                                   and Robert A. Henderson, MFS Senior Vice
                                   Presidents. These individuals have each been a portfolio manager of the series since: Mr.
                                   Pitcher - June 2002 and Mr. Henderson - April
                                   2002 and they have been employed in the MFS investment management area since: Mr. Pitcher
                                   - 1971 and Mr. Henderson - 1996.

Research, Research Growth and      These series are managed by a team of equity
   Income and Research             research analysts.
   International Series

Strategic Growth Series            S. Irfan Ali, a Senior Vice President of MFS,
                                   has been the portfolio manager of the series since its inception. Mr. Ali has been employed in the investment management area of MFS since 1993.


Strategic Income Series            Bernard Scozzafava, a Senior Vice President
                                   of MFS, has been the portfolio manager of the series since September 2001, and has been employed in the investment management area of MFS since 1989.

Strategic Value Series             Kenneth J. Enright, a Senior Vice President
                                   of MFS, has been the portfolio manager of the series since its inception, and has been employed in the investment management area of MFS since 1986.


Technology Series                  This series is managed by a team of equity
                                   research analysts.

Total Return Series                This series is managed by a team of portfolio
                                   managers. The team is headed by David M.
                                   Calabro, and is comprised of Kenneth J.
                                   Enright, Steven R. Gorham, Constantinos G.
                                   Mokas and Lisa B. Nurme, each an MFS Senior
                                   Vice President and a portfolio manager of the series' equity portion, and Michael W.
                                   Roberge, an MFS Senior Vice President and a portfolio manager of the series' fixed income securities. These individuals have been the series' portfolio managers since: Mr. Calabro
                                   - 1995, Mr. Enright - 1999, Mr. Gorham -
                                   January 2002, Mr. Mokas - 1998, Ms. Nurme -
                                   1995 and Mr. Roberge - August 2002, and have been employed in the MFS investment management area since: Mr. Calabro - 1992,
                                   Mr. Enright - 1986, Mr. Gorham - 1992, Mr.
                                   Mokas - 1990, Ms. Nurme - 1987 and Mr.
                                   Roberge - 1996.

Utilities Series                   Maura A. Shaughnessy, a Senior Vice President
                                   of MFS, has been the portfolio manager of the series since November 1993, and has been employed in the investment management area of MFS since 1991.

Value Series                       Lisa B. Nurme and Steven R. Gorham, Senior
                                   Vice Presidents of MFS, are the series'
                                   portfolio managers. Ms. Nurme has been a portfolio manager of the series since 1998, and has been employed in the investment management area of MFS since 1987. Mr. Gorham has been a portfolio manager of the series since January 2002, and has been employed in the investment management area of MFS since
                                   1992.


o   ADMINISTRATOR

    MFS provides the series with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the series for a portion of the costs it incurs in providing these services.

o   SHAREHOLDER SERVICING AGENT

    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the series, for which it is entitled to receive compensation from the series.

-----------------------
V DESCRIPTION OF SHARES
-----------------------


    The Series Fund offers initial class and service class shares of each of its series to separate accounts established by Sun Life Assurance Company of Canada (U.S.) and its affiliates and New England Life Insurance Company in order to serve as investment vehicles for Variable Contracts. All purchases, redemptions and exchanges of shares are made through these insurance company separate accounts, which are the record owners of the shares. Contract holders seeking to purchase, redeem or exchange interests in a series' shares should consult with the insurance company who issued their contract. To determine which share class you are eligible to purchase, please see your Variable Contract prospectus.


    Each series has a plan with respect to service class shares under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares. These annual distribution fees equal 0.25% annually, and are paid out of the assets of each series' service class shares. Over time, these fees will increase the cost of your shares and may cost investors more than paying other types of sales charges.

--------------------
VI OTHER INFORMATION
--------------------

o   PRICING OF SERIES SHARES


    The price of each series' shares is based on its net asset value. The net asset value of each series' shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, each series except the Money Market Series values its assets at current market values, or, if current market values are unavailable, at fair value as determined by the adviser under the direction of the Board of Trustees that oversees the series if the Trustees determine that the current market price does not constitute fair value. The Money Market Series values its assets using the amortized cost method.

    The securities held by a series that trades in foreign markets are usually valued on the basis of the most recent closing market prices in those markets. Most foreign markets close before the series' valuation time. For example, for securities primarily traded in the Far East, the most recent closing prices may be as much as 15 hours old at 4:00 p.m., Eastern time. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and the series' valuation time will not be reflected in the series' net asset value. However, if a determination is made that such developments are so significant that they will clearly and materially affect the value of the series' securities, the series may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the series' valuation time. A series may fair value securities in other situations, for example, when a particular foreign market is closed but the series is open.

    Sun Life Assurance Company of Canada (U.S.) and its affiliates and New England Life Insurance Company are the designees of the Series Fund for receipt of purchase, exchange and redemption orders from contract holders. An order submitted to the Series Fund's designee by the valuation time will receive the net asset value next calculated, provided that the Series Fund receives notice of the order generally by 9:30 a.m. Eastern time on the next day on which the New York Stock Exchange is open for trading.

    It is expected that the Money Market Series will have a positive net income at the time of each determination of net income. If for any reason net income is a negative amount, the Money Market Series may first offset the negative amount against the dividends declared during the month and may then, to the extent necessary, reduce the number of its outstanding shares by treating each shareholder as having contributed to the capital of the Money Market Series that number of full and fractional shares in the account of such shareholder which represents his or her proportion of the negative amount. Each shareholder of the Money Market Series will be deemed to have agreed to such contribution in these circumstances by his or her investment in the Money Market Series. This procedure will permit the net asset value per share of the Money Market Series to be maintained at a constant $1.00 per share. There can be no assurance that the Money Market Series will be able to maintain a stable net asset value of $1.00 per share, other than by such offset of dividends or reduction in the number of shares in a shareholder account.


o   DISTRIBUTIONS

    Each series (except the Money Market Series) intends to pay substantially all of its net income (including any realized net capital gains) to shareholders as dividends at least annually.

    The Money Market Series intends to declare daily as dividends substantially all of its net income (excluding any realized net capital gains) and to pay these dividends to shareholders at least monthly. Any realized net capital gains are distributed at least annually.

o   TAX CONSIDERATIONS

    Each series of the Series Fund is treated as a separate corporation for federal income tax purposes. As long as a series qualifies for treatment as a regulated investment company (which it has done in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders. In addition, each series also intends to continue to diversify its assets to satisfy the federal tax diversification rules applicable to separate accounts that fund variable insurance and annuity contracts.

    Shares of each series are offered to insurance company separate accounts. You should consult with the insurance company which issued your contract and with your own tax adviser to understand the federal tax treatment of your investment.

o   RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS


    Purchases and exchanges should be made for investment purposes only. Each series reserves the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one series and to purchase shares of another series, the series consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that a series rejects an exchange request, the series reserve the right to process neither the redemption nor the purchase side of the exchange.


o   EXCESSIVE TRADING PRACTICES


    The series do not permit market-timing or other excessive trading practices that may disrupt portfolio management strategies and harm series performance. As noted above, the series reserve the right to reject or restrict any purchase order (including exchanges) from any investor. The series will exercise these rights, including rejecting or cancelling purchase and exchange orders, delaying for up to two business days the processing of exchange requests, and restricting the availability of purchases and exchanges through telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer service, if an investor's trading, in the judgment of the series, has been or may be disruptive to a series. In making this judgment, the series may consider trading done in multiple accounts under common ownership or control.


o   IN-KIND DISTRIBUTIONS

    The series have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the series makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The series do not expect to make in-kind distributions.

o   UNIQUE NATURE OF SERIES

    MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the series, and which may be managed by a series' portfolio manager(s). While a series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a series and these similar products, including differences in sales charges, expense ratios and cash flows.

o   POTENTIAL CONFLICTS


    Shares of the series may be offered to separate accounts established by Sun Life Assurance Company of Canada (U.S.) and its affiliates and New England Life Insurance Company to fund benefits under Variable Contracts. The series do not anticipate any disadvantage to contract owners arising out of its simultaneous funding of both variable annuity and variable life insurance contracts. A conflict could occur due to a change in laws affecting the operation of variable life and/or variable annuity separate accounts or for some other reason. The Board of Trustees of the series intends to monitor events in order to identify any material conflicts among the interests of variable annuity contract owners and the interests of variable life insurance contract owners and to determine what action, if any, should be taken in response. In addition, if Sun Life Assurance Company of Canada (U.S.), its affiliates or New England Life Insurance Company believe that a series' response to any such events or conflicts is insufficient to protect contract owners, they will take additional appropriate action. Such action might include withdrawal by one or more separate accounts of their investment in a series which could force the series to liquidate portfolio securities at disadvantageous prices.

-------------------------------------------------------------------------------
VII FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The financial highlights table is intended to help you understand a series' financial performance for the past five years, or, if a series has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a series (assuming reinvestment of all distributions). The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns. This information has been audited by the Series Fund's independent auditors, whose report, together with the Series Fund's financial statements, are included in the Series Fund's annual report to shareholders. A series' annual report is available upon request by contacting Sun Life Assurance Company of Canada (U.S.), Retirement Products and Services Division (see back cover for address and phone number). These financial statements are incorporated by reference into the SAI. The Series Fund's independent auditors are Deloitte & Touche LLP.


BOND SERIES
..............................................................................................................................

                                                           Year Ended December 31,
                                      ----------------------------------------------------------------           Period Ended
                                                                                                                 December 31,
INITIAL CLASS SHARES                      2002               2001               2000               1999              1998*
                                         ------             ------             ------             ------            ------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning of
  period ..........................      $11.34             $10.91             $10.36             $10.69              $10.00
                                         ------             ------             ------             ------              ------
Income from investment
  operations#(S)(S) --
  Net investment income(S) ........      $ 0.66             $ 0.65             $ 0.71             $ 0.67              $ 0.33
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions .        0.37               0.19               0.30              (0.85)               0.36
                                         ------             ------             ------             ------              ------
    Total from investment
      operations ..................      $ 1.03             $ 0.84             $ 1.01             $(0.18)             $ 0.69
                                         ------             ------             ------             ------              ------
Less distributions declared to
  shareholders --
  From net investment income ......      $(0.45)            $(0.41)            $(0.46)            $(0.10)             $ --
  From net realized gain on
    investments and foreign
    currency transactions .........       (0.03)              --                 --                (0.05)               --
  In excess of net realized gain
    on investments and foreign
    currency transactions .........       (0.04)              --                 --                (0.00)+++            --
                                         ------             ------             ------             ------              ------
    Total distributions declared
      to shareholders .............      $(0.52)            $(0.41)            $(0.46)            $(0.15)             $ --
                                         ------             ------             ------             ------              ------
Net asset value -- end of period ..      $11.85             $11.34             $10.91             $10.36              $10.69
                                         ======             ======             ======             ======              ======
Total return(+) ...................        9.53%              7.85%             10.18%             (1.69)%              6.90%++
Ratios (to average net assets)/
Supplemental data(S):
  Expenses## ......................        0.68%              0.71%              0.72%              0.72%               1.03%+
  Net investment income(S)(S) .....        5.87%              5.80%              6.85%              6.37%               4.88%+
Portfolio turnover ................         130%               236%               252%               267%                161%
Net assets at end of period (000
  Omitted) ........................     $211,757           $170,392            $75,961            $52,141             $19,595

----------
(S) The investment adviser voluntarily waived a portion of its fee for the Bond Series for the period indicated. If the fee had not been incurred by the series, the net investment income per share and the ratios would have been:
      Net investment income .......        --                 --                 --                 --                $ 0.33
      Ratios (to average net assets):
        Expenses## ................        --                 --                 --                 --                  1.07%+
        Net investment income .....        --                 --                 --                 --                  4.84%+

                                       Year Ended          Period Ended
                                      December 31,         December 31,
SERVICE CLASS SHARES                      2002                2001**
                                      ------------         ------------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning of
  period ..........................      $11.32             $11.19
                                         ------             ------

Income from investment
  operations#(S)(S) --
  Net investment income ...........      $ 0.63             $ 0.22
  Net realized and unrealized loss
    on investments and foreign
    currency transactions .........        0.38              (0.09)
                                         ------             ------
    Total from investment
      operations ..................      $ 1.01             $ 0.13
                                         ------             ------

Less distributions declared to
shareholders --
  From net investment income ......      $(0.45)              --
  From net realized gain on
    investments and foreign
    currency transactions .........       (0.03)              --
  In excess of net realized gain
    on investments and foreign
    currency transactions .........       (0.04)              --
                                         ------             ------
    Total distributions declared
      to shareholders .............      $(0.52)              --
                                         ------             ------
Net asset value -- end of period ..      $11.81             $11.32
                                         ======             ======
Total return(+) ...................        9.34%              1.16%++
Ratios (to average net assets)/
Supplemental data:
  Expenses## ......................        0.93%              0.96%+
  Net investment income(S)(S) .....        5.62%              5.52%+
Portfolio turnover ................         130%               236%
Net assets at end of period (000
  Omitted) ........................      $36,960             $10,468

----------
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     * For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998.
    ** For the period from the inception of the Service Class Shares, August 24, 2001, through December 31, 2001.
     # Per share data are based on average shares outstanding.
##     Ratios do not reflect reductions from certain expense offset arrangements.
   (+) The total return information shown above does not reflect expenses that apply to the separate accounts established by
       Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
(S)(S) As, required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for both classes for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by
       0.13%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



CAPITAL APPRECIATION SERIES
................................................................................................................................
                                                                         Year Ended December 31,
                                      ---------------------------------------------------------------------------------------------
INITIAL CLASS SHARES                      2002               2001               2000               1999              1998
                                         ------             ------             ------             ------            ------

Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning of
  period ..........................      $19.97             $41.45             $54.12             $45.93              $40.14
                                         ------             ------             ------             ------              ------
Income from investment operations# --
  Net investment income (loss) ....      $(0.01)            $ 0.03             $ 0.12             $(0.07)             $(0.10)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency ..............       (6.45)             (8.84)             (5.73)             13.53               11.04
                                         ------             ------             ------             ------              ------
    Total from investment
      operations ..................      $(6.46)            $(8.81)            $(5.61)            $13.46              $10.94
                                         ------             ------             ------             ------              ------
Less distributions declared to
  shareholders --
  From net investment income ......      $(0.03)            $(0.12)            $ --               $ --                $ --
  In excess of net investment
    income ........................       (0.00)*             --                 --                 --                  --
  From net realized gain on
    investments and foreign
    currency transactions .........        --               (12.19)             (6.96)             (5.27)              (5.15)
  In excess of net realized gain
    on investments and foreign
    currency transactions .........        --                (0.46)              --                 --                  --
                                         ------             ------             ------             ------              ------
    Total distributions declared
      to shareholders .............      $(0.03)            $(12.77)           $(6.96)            $(5.27)             $(5.15)
                                         ------             ------             ------             ------              ------
Net asset value -- end of period ..      $13.48             $19.97             $41.55             $54.12              $45.93
                                         ======             ======             ======             ======              ======
Total return(+) ...................      (32.39)%           (25.33)%           (11.42)%            32.64%              28.70%
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ......................        0.81%              0.78%              0.75%              0.76%               0.77%
  Net investment income (loss) ....       (0.05)%             0.12%              0.12%             (0.15)%             (0.23)%
Portfolio turnover ................          77%               119%               141%                89%                 79%
Net assets at end of period (000
  Omitted) ........................     $657,634         $1,239,047         $1,813,066         $2,121,575         $1,725,155

                                       Year Ended        Period Ended
                                      December 31,       December 31,
SERVICE CLASS SHARES                      2002              2001**
                                        ----------       ------------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning
  of period .......................      $19.95             $20.45
                                         ------             ------
Income from investment
  operations# --
  Net investment loss .............      $(0.04)            $(0.02)
  Net realized and unrealized
    loss on investments and
    foreign currency ..............       (6.45)             (0.48)
                                         ------             ------
    Total from investment
      operations ..................      $(6.49)            $(0.50)
                                         ------             ------
Less distributions declared to
  shareholders --
  From net investment income ......      $(0.02)            $ --
  In excess of net investment
    income ........................       (0.00)*             --
                                         ------             ------
    Total distributions
      declared to shareholders ....      $(0.02)            $ --
                                         ------             ------
Net asset value -- end of
  period ..........................      $13.44             $19.95
                                         ======             ======
Total return(+) ...................      (32.57)%            (2.40)%++
Ratios (to average net
  assets)/Supplemental data:
  Expenses## ......................        1.06%              1.03%+
  Net investment loss .............       (0.24)%            (0.35)%+
Portfolio turnover ................          77%               119%
Net assets at end of period
  (000 Omitted) ...................      $21,652            $12,183

----------
  * Per share amount was less than $0.01.
 ** For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.



CAPITAL OPPORTUNITIES SERIES
................................................................................................................................
                                                                         Year Ended December 31,
                                        ------------------------------------------------------------------------------------
INITIAL CLASS SHARES                       2002              2001               2000               1999             1998
                                          ------            ------             ------             ------           ------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning of
  period ..........................      $13.33             $20.71             $24.51             $16.98              $13.93
                                         ------             ------             ------             ------              ------
Income (loss) from investment
  operations# --
  Net investment income (loss) ....      $ 0.03             $ 0.01             $ -- +++           $ -- +++            $ 0.05
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency ..............       (4.08)             (4.66)             (0.96)              7.96                3.66
                                         ------             ------             ------             ------              ------
    Total from investment
      operations ..................      $(4.05)            $(4.65)            $(0.96)            $ 7.96              $ 3.71
                                         ------             ------             ------             ------              ------
Less distributions declared to
  shareholders --
  From net investment income ......      $(0.01)            $ --               $ --               $(0.04)             $(0.06)
  From net realized gain on
    investments and foreign currency
    transactions ..................        --                (2.64)             (2.84)             (0.39)              (0.60)
  In excess of net realized gain
    on investments and foreign
    currency transactions .........        --                (0.09)              --                 --                  --
                                         ------             ------             ------             ------              ------
    Total distributions declared
      to shareholders .............      $(0.01)            $(2.73)            $(2.84)            $(0.43)             $(0.66)
                                         ------             ------             ------             ------              ------
Net asset value -- end of period ..      $ 9.27             $13.33             $20.71             $24.51              $16.98
                                         ======             ======             ======             ======              ======
Total return(+) ...................      (30.41)%           (24.93)%            (4.88)%            47.65%              26.97%
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ......................        0.82%              0.79%              0.79%              0.84%               0.86%
  Net investment income (loss) ....        0.26%              0.05%             (0.01)%             0.02%               0.31%
Portfolio turnover ................          93%               109%               117%               145%                135%
Net assets at end of period (000
  Omitted) ........................     $251,974           $501,269           $688,432           $437,204            $190,712

                                        Year Ended        Period Ended
                                       December 31,       December 31,
SERVICE CLASS SHARES                       2002               2001*
                                       ------------       ------------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning
  of period .......................      $13.31             $13.93
                                         ------             ------
Income (loss) from investment
  operations# --
  Net investment income (loss) ....      $ 0.01             $(0.01)
  Net realized and unrealized
    loss on investments and
    foreign currency ..............       (4.07)             (0.61)
                                         ------             ------
    Total from investment
      operations ..................      $(4.06)            $(0.62)
Less distributions declared to ....                              $
  shareholders from net
  investment income ...............      $(0.01)              --
                                         ------             ------
Net asset value -- end of
  period ..........................      $ 9.24             $13.31
                                         ------             ------
                                         ------             ------
Total return(+) ...................      (30.54)%            (4.45)%++
Ratios (to average net
  assets)/Supplemental data:
  Expenses## ......................        1.07%              1.04%+
  Net investment income (loss) ....        0.09%             (0.24)%+
Portfolio turnover ................          93%               109%
Net assets at end of period
  (000 Omitted) ...................      $10,913            $6,732

----------
  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.



EMERGING GROWTH SERIES
................................................................................................................................

                                                                         Year Ended December 31,
                                      -----------------------------------------------------------------------------------------
INITIAL CLASS SHARES                      2002               2001               2000               1999                1998
                                         ------             ------             ------             ------              ------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning of
  period ..........................      $15.96             $29.32             $40.28             $23.28              $18.00
                                         ------             ------             ------             ------              ------
Income (loss) from investment
  operations# --
  Net investment loss .............      $(0.02)            $(0.01)            $(0.01)            $(0.04)             $(0.05)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions .       (5.43)             (9.51)             (7.22)             17.43                6.04
                                         ------             ------             ------             ------              ------
    Total from investment .........      $ 5.99
      operations ..................      $(5.45)            $(9.52)            $(7.23)            $17.39
                                         ------             ------             ------             ------              ------
Less distributions declared to
  shareholders --
  From net realized gain on
    investments and foreign
    currency transactions .........      $ --               $(3.50)            $(3.73)            $(0.39)             $(0.71)
  In excess of net realized gain
    on investments and foreign
    currency transactions .........        --                (0.34)              --                 --                  --
                                         ------             ------             ------             ------              ------
    Total distributions declared
      to shareholders .............      $ --               $(3.84)            $(3.73)            $(0.39)             $(0.71)
                                         ------             ------             ------             ------              ------
Net asset value -- end of period ..      $10.51             $15.96             $29.32             $40.28              $23.28
                                         ======             ======             ======             ======              ======
Total return(+) ...................      (34.15)%           (34.57)%           (19.11)%            75.81%              33.88%
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ......................        0.78%              0.76%              0.74%              0.75%               0.78%
  Net investment loss .............       (0.18)%            (0.07)%            (0.04)%            (0.17)%             (0.27)%
Portfolio turnover ................         105%               230%               201%               166%                 80%
Net assets at end of period (000
  Omitted) ........................     $409,015           $844,779         $1,421,753         $1,444,210            $736,251

                                         Year Ended      Period Ended
                                        December 31,     December 31,
SERVICE CLASS SHARES                       2002             2001*
                                        ----------       -----------
Per share data (for a share
  outstanding throughout the
  period):
Net asset value -- beginning
  of period .......................      $15.94             $16.32
                                         ------             ------
Income (loss) from investment operations# --
  Net investment loss .............      $(0.05)            $(0.03)
  Net realized and unrealized
    loss on investments and
    foreign currency
    transactions ..................       (5.42)             (0.35)
                                         ------             ------
    Total from investment
      operations ..................      $(5.47)            $(0.38)
                                         ------             ------
Net asset value -- end of
  period ..........................      $10.47             $15.94
                                         ======             ======
Total return(+) ...................      (34.32)%            (2.33)%++
Ratios (to average net
  assets)/Supplemental data:
  Expenses## ......................       1,03%               1.01%+
  Net investment loss .............       (0.39)%            (0.48)%+
Portfolio turnover ................         105%               230%
Net assets at end of period
  (000 Omitted) ...................      $11,009            $6,089

    ----------
  * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.



EMERGING MARKETS EQUITY SERIES
................................................................................................................................
                                                                         Year Ended December 31,
                                      -----------------------------------------------------------------------------------------
INITIAL CLASS SHARES                      2002               2001               2000               1999                1998
                                         ------             ------             ------             ------              ------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning of
  year ............................      $ 8.73             $ 8.82             $11.42             $ 7.49              $11.04
                                         ------             ------             ------             ------              ------
Income from investment
  operations#(S)(S) --
  Net investment income (loss)(S) .      $ 0.09             $ 0.14             $(0.01)            $ 0.04              $ 0.09
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions .       (0.24)             (0.23)             (2.59)              3.89               (3.30)
                                         ------             ------             ------             ------              ------
    Total from investment
      operations ..................      $(0.15)            $(0.09)            $(2.60)            $ 3.93              $(3.21)
                                         ------             ------             ------             ------              ------
Less distributions declared to
  shareholders --
  From net investment income ......      $(0.10)            $ --               $ 0.00+++          $ --                $(0.13)
  From net realized gain on
    investments and foreign
    currency transactions .........        --                 --                 --                 --                 (0.10)
  In excess of net income and
    foreign currency transactions .        --                 --                 --                 --                 (0.05)
  From paid in capital ............        --                 --                 --                 --                 (0.06)
                                         ------             ------             ------             ------              ------
    Total distributions declared
      to shareholders .............      $(0.10)            $ --               $ --               $ --                $(0.34)
                                         ------             ------             ------             ------              ------
Net asset value -- end of year ....      $ 8.48             $ 8.73             $ 8.82             $11.42              $ 7.49
                                         ======             ======             ======             ======              ======
Total return(+) ...................       (1.88)%            (1.02)%           (22.76)%            52.47%             (29.98)%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses## ......................        1.49%              1.62%              1.57%              1.60%               1.59%
  Net investment income(S)(S) .....        1.01%              1.63%             (0.12)%             0.44%               1.03%
Portfolio turnover ................         246%               179%               149%               137%                 92%
Net assets at end of year (000
  Omitted) ........................      $30,393            $32,175            $36,345            $38,139             $17,119

                                         Year Ended      Period Ended
                                        December 31,     December 31,
SERVICE CLASS SHARES                       2002             2001*
                                        ----------       -----------

Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning
  of period .......................      $ 8.72             $ 8.35
                                         ------             ------

Income from investment
  operations#(S)(S) --
  Net investment income ...........      $ 0.06             $ 0.00+++
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions ..................       (0.23)              0.37
    Total from investment
      operations ..................      $(0.17)            $ 0.37
                                         ------             ------
Less distributions declared to
  shareholders --
  From net investment income ......      $(0.10)            $ --
                                         ------             ------
Net asset value -- end of year ....      $ 8.45             $ 8.72
                                         ======             ======
Total return(+) ...................       (2.12)%             4.43%++
Ratios (to average net
  assets)/Supplemental data(S):
  Expenses## ......................        1.74%              1.87%+
  Net investment income ...........        0.70%              0.22%+
Portfolio turnover ................         246%               179%
Net assets at end of year (000
  Omitted) ........................      $2,066%            $  381

----------
     * For the period from the commencement of the series' operations, August 24, 2001, through December 31, 2001.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) The total return information shown above does not reflect expenses that apply to the separate accounts established by
       Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
(S)(S) As required effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. There was no effect of this change for the year ended December 31, 2001. Per share, ratios, and supplemental data for periods to January 1, 2001 have not been restated
       to reflect this change in presentation.


GLOBAL ASSET ALLOCATION SERIES
................................................................................................................................
                                                                         Year Ended December 31,
                                      -----------------------------------------------------------------------------------------
INITIAL CLASS SHARES                      2002               2001               2000               1999                1998
                                         ------             ------             ------             ------              ------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning of
  year ............................      $11.76             $14.96             $16.19             $14.45              $14.54
                                         ------             ------             ------             ------              ------
Income from investment
  operations#(S) --
  Net investment income(S) ........      $ 0.25             $ 0.31             $ 0.46             $ 0.35              $ 0.47
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency ..............       (1.04)             (1.52)             (0.83)              2.20                0.54
                                         ------             ------             ------             ------              ------
    Total from investment
      operations ..................      $(0.79)            $(1.21)            $(0.37)            $ 2.55              $ 1.01
                                         ------             ------             ------             ------              ------
Less distributions declared to
  shareholders --
  From net investment income ......      $(0.37)            $(0.68)            $(0.73)            $(0.78)             $(0.50)
  From net realized gain on
    investments and foreign
    currency transactions .........        --                (1.19)             (0.13)             (0.03)              (0.60)
  In excess of net realized gain
    on investments and foreign
    currency transactions .........        --                (0.12)              --                 --                  --
                                         ------             ------             ------             ------              ------
    Total distributions declared
      to shareholders .............      $(0.37)            $(1.99)            $(0.86)            $(0.81)             $(1.10)
                                         ------             ------             ------             ------              ------
Net asset value -- end of year ....      $10.60             $11.76             $14.96             $16.19              $14.45
                                         ======             ======             ======             ======              ======
Total return(+) ...................       (6.94)%            (8.89)%            (2.31)%            18.48%               6.60%
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ......................        0.91%              0.95%              0.90%              0.89%               0.90%
  Net investment income(S) ........        2.30%              2.38%              2.93%              2.44%               3.21%
Portfolio turnover ................         163%               137%               144%               180%                163%
Net assets at end of year (000
  Omitted) ........................      $62,825            $87,195           $115,411           $125,074            $126,641

                                         Year Ended      Period Ended
                                        December 31,     December 31,
SERVICE CLASS SHARES                       2002             2001*
                                        ----------       -----------
Per share data (for a share
  outstanding throughout the
  period):
Net asset value -- beginning
  of year .........................      $11.77             $12.01
                                         ------             ------
Income from investment
operations#(S) --
  Net investment income(S) ........      $ 0.23             $ 0.07
  Net realized and unrealized
    loss on investments and
    foreign currency ..............       (1.06)             (0.31)
                                         ------             ------
    Total from investment
      operations ..................      $(0.83)            $(0.24)
                                         ------             ------
Less distributions declared to
  shareholders --
  From net investment income ......      $(0.37)              --
  From net realized gain on
    investments and foreign
    currency transactions .........        --                 --
                                         ------             ------
    Total distributions
      declared to shareholders ....      $(0.37)            $ --
                                         ------             ------
Net asset value -- end of year ....      $10.57             $11.77
                                         ======             ======
Total return(+) ...................       (7.14)%            (1.99)%++
Ratios (to average net
  assets)/Supplemental data:
  Expenses## ......................        1.16%              1.20%+
  Net investment income(S) ........        2.08%              1.65%+
Portfolio turnover ................         163%               137%
Net assets at end of year (000
  Omitted) ........................      $1,874             $  505

----------
     * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) The total return information shown above does not reflect expenses that apply to the separate accounts established by
       Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
(S)(S) As required, effective January 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       December 31, 2001, was to decrease net investment income per share by $0.01, and increase realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.08%. The effect of this change on the Service Class for the same period was to share net investment income per share by less than
       $0.01, increase realized and unrealized gains and losses by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.07%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



GLOBAL GOVERNMENTS SERIES
................................................................................................................................
                                                                         Year Ended December 31,
                                        ---------------------------------------------------------------------------------------
INITIAL CLASS SHARES                      2002               2001               2000               1999                1998
                                         ------             ------             ------             ------              ------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning of
  year ............................      $ 9.74             $ 9.95             $10.27             $12.23              $10.72
                                         ------             ------             ------             ------              ------
Income from investment
  operations#(S) --
  Net investment income ...........      $ 0.35             $ 0.38             $ 0.50             $ 0.50              $ 0.53
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions .        1.66              (0.59)             (0.40)             (1.11)               1.11
                                         ------             ------             ------             ------              ------
    Total from investment
      operations ..................      $ 2.01             $(0.21)            $ 0.10             $(0.61)             $ 1.64
                                         ------             ------             ------             ------              ------
Less distributions declared to
  shareholders --
  From net investment income ......      $ --               $ --               $(0.42)            $(1.01)             $(0.13)
  From net realized gain on
    investments and foreign
    currency transactions .........        --                 --                 --                (0.34)               --
  In excess of net realized gain
    on investments and foreign
    currency transactions .........        --                 --                 --                (0.00)+++            --
  From paid-in capital ............        --                 --                (0.00)+++           --                  --
                                         ------             ------             ------             ------              ------
    Total distributions declared
      to shareholders .............      $ --               $ --               $(0.42)            $(1.35)             $(0.13)
                                         ------             ------             ------             ------              ------
Net asset value -- end of year ....      $11.75             $ 9.74             $ 9.95             $10.27              $12.23
                                         ======             ======             ======             ======              ======
Total return(+) ...................       20.64%             (2.11)%             1.22%             (5.18)%             15.46%
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ......................        0.93%              0.98%              0.94%              0.90%               0.88%
  Net investment income(S) ........        3.36%              3.81%              5.11%              4.55%               4.75%
Portfolio turnover ................         120%                67%               131%               176%                315%
Net assets at end of year (000
  Omitted) ........................      $70,613            $50,189            $61,441            $74,318             $99,220

                                         Year Ended      Period Ended
                                        December 31,     December 31,
SERVICE CLASS SHARES                       2002             2001*
                                        ----------       -----------

Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning
  of year .........................      $ 9.73             $ 9.98
                                         ------             ------
Income from investment
  operations#(S) --
  Net investment income ...........      $ 0.33             $ 0.12
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions ..................        1.65              (0.37)
                                         ------             ------
    Total from investment
      operations ..................      $ 1.98             $(0.25)
                                         ------             ------
Less distributions declared to
  shareholders --
  From net investment income ......      $ --               $ --
  From net realized gain on
    investments and foreign
    currency transactions .........        --                 --
  In excess of net realized
    gain on investments and
    foreign currency
    transactions ..................        --                 --
  From paid-in capital ............        --                 --
                                         ------             ------
    Total distributions
      declared to shareholders ....      $ --               $ --
                                         ------             ------
Net asset value -- end of year ....      $11.71             $ 9.73
                                         ======             ======
Total return(+) ...................       20.35%             (2.51)%++
Ratios (to average net
  assets)/Supplemental data:
  Expenses## ......................        1.18%              1.23%+
  Net investment income(S) ........        3.03%              3.34%+
Portfolio turnover ................         120%                67%
Net assets at end of year (000
  Omitted) ........................      $3,969             $  169

----------
     * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) The total return information shown above does not reflect expenses that apply to the separate accounts established by
       Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
(S)(S) As required, effective January 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       December 31, 2001 was to decrease net investment income per share by $0.04, and increase realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets decreased by 0.40%.
       The effect of this change on the Service Class for the same period was to share net investment income per share by less than $0.01, increased realized and unrealized gains and losses by less than $0.01, and decrease the rato of net investment income to average net asset by 0.38%. Per share ratios and supplemental data for periods prior to January 1,
       2001 have not been restated to reflect this change in presentation.



GLOBAL GROWTH SERIES
................................................................................................................................
                                                                         Year Ended December 31,
                                      -----------------------------------------------------------------------------------------
INITIAL CLASS SHARES                      2002               2001               2000               1999                1998
                                         ------             ------             ------             ------              ------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning of
  period ..........................      $ 9.87             $18.47             $25.16             $15.66              $14.68
                                         ------             ------             ------             ------              ------
Income (loss) from investment
  operations# --
  Net investment income(S) ........      $ 0.04             $ 0.03             $ 0.13             $ 0.03              $ 0.05
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency ..............       (1.95)             (2.97)             (3.15)             10.15                2.10
                                         ------             ------             ------             ------              ------
    Total from investment
      operations ..................      $(1.91)            $(2.94)            $(3.02)            $10.18              $ 2.15
                                         ------             ------             ------             ------              ------
Less distributions declared to
  shareholders --
  From net investment income ......      $(0.02)            $(0.11)            $(0.01)            $(0.04)             $(0.06)
  From net realized gain on
    investments and foreign
    currency transactions .........        --                (5.45)             (3.66)             (0.64)              (1.11)
  In excess of net realized gain
    on investments and foreign
    currency transactions .........        --                (0.10)              --                 --                  --
                                         ------             ------             ------             ------              ------
    Total distributions declared
      to shareholders .............      $(0.02)            $(5.66)            $(3.67)            $(0.68)             $(1.17)
                                         ------             ------             ------             ------              ------
Net asset value -- end of period ..      $ 7.94             $ 9.87             $18.47             $25.16              $15.66
                                         ======             ======             ======             ======              ======
Total return(+) ...................      (19.36)%           (19.64)%           (13.15)%            67.25%              14.61%
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ......................        1.08%              1.05%              1.04%              1.01%               1.01%
  Net investment income(S) ........        0.49%              0.28%              0.60%              0.16%               0.31%
Portfolio turnover ................         118%               113%               173%               163%                 92%
Net assets at end of period (000
  Omitted) ........................     $167,014           $276,769           $412,547           $451,753            $277,519

                                         Year Ended      Period Ended
                                        December 31,     December 31,
SERVICE CLASS SHARES                       2002             2001*
                                        ----------       -----------

Per share data (for a share
  outstanding throughout the
  period):
Net asset value -- beginning
  of period .......................      $ 9.85             $10.14
                                         ------             ------
Income (loss) from investment
  operations# --
  Net investment income
    (loss)(S) .....................      $ 0.02             $(0.01)
  Net realized and unrealized
    loss on investments and
    foreign currency ..............       (1.95)             (0.28)
                                         ------             ------
    Total from investment
      operations ..................      $(1.93)            $(0.29)
                                         ------             ------
Less distributions declared to
  shareholders from net
  investment income ...............      $(0.02)            $ --
                                         ------             ------
Net asset value -- end of
  period ..........................      $ 7.90             $ 9.85
                                         ======             ======
Total return(+) ...................      (19.62)%            (2.86)%++
Ratios (to average net
  assets)/Supplemental data:
  Expenses## ......................        1.33%              1.30%+
  Net investment income
    (loss)(S) .....................        0.25%             (0.39)%+
Portfolio turnover ................         118%               113%
Net assets at end of period
  (000 Omitted) ...................      $3,724             $1,360

----------
  * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
(S) As required, effective January 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December
    31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01 and decrease the ratio of net investment income to average net assets by less than
    0.01%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



GLOBAL TELECOMMUNICATIONS SERIES
.....................................................................................................................
                                                                Year Ended December 31,               Period Ended
                                                              ---------------------------              December 31,
INITIAL CLASS SHARES                                           2002                 2001                   2000*
                                                              ------               ------                 ------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period ..................     $ 3.86               $ 6.60                 $10.00
                                                              ------               ------                 ------
Income (loss) from investment operations# --
  Net investment income (loss)(S) .......................     $(0.02)              $(0.02)                $ 0.02
  Net realized and unrealized loss on investments and
    foreign currency ....................................      (1.50)               (2.72)                 (3.42)
                                                              ------               ------                 ------
    Total from investment operations ....................     $(1.52)              $(2.74)                $(3.40)
                                                              ------               ------                 ------
Less distributions declared to shareholders from net
  investment income .....................................     $ --                 $(0.00)+++             $ --
                                                              ------               ------                 ------
Net asset value -- end of period ........................     $ 2.34               $ 3.86                 $ 6.60
                                                              ======               ======                 ======
Total return(+) .........................................     (39.38)%             (41.57)%               (33.90)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses## ............................................       1.25%                1.27%                  1.28%
  Net investment income (loss) ..........................      (0.61)%              (0.48)%                 0.59%
Portfolio turnover ......................................        106%                  93%                    33%
Net assets at end of period (000 Omitted) ...............     $1,389               $2,776                 $1,547

                                                            Year Ended          Period Ended
                                                            December 31,        December 31,
SERVICE CLASS SHARES ....................................      2002                 2001**
                                                              ------               ------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period ..................     $ 3.86               $ 4.07
                                                              ------               ------
Income (loss) from investment operations# --
  Net investment loss(S) ................................     $(0.02)              $(0.01)
  Net realized and unrealized loss on investments and
    foreign currency ....................................      (1.51)               (0.20)
                                                              ------               ------
    Total from investment operations ....................     $(1.53)              $(0.21)
                                                              ------               ------
Net asset value -- end of period ........................     $ 2.33               $ 3.86
                                                              ======               ======
Total return(+) .........................................     (39.64)%              (5.16)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses## ............................................       1.50%                1.52%+
  Net investment loss ...................................      (0.82)%              (0.82)%+
Portfolio turnover ......................................        106%                  93%
Net assets at end of period (000 Omitted) ...............     $  373               $  238

----------
(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the Global
    Telecommunications Series' operating expenses, exclusive of management and distribution fees, in excess of 0.25%
    of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss .................................     $(0.04)              $(0.02)
    Ratios (to average net assets):
      Expenses## ........................................       2.27%                2.13%+
      Net investment loss ...............................      (1.59)%              (1.43)%+

----------
  * For the period from the commencement of the series' investment operations, August 31, 2000, through December 31,
    2000.
 ** For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.



GLOBAL TOTAL RETURN SERIES
................................................................................................................................
                                                                         Year Ended December 31,
                                         --------------------------------------------------------------------------------------
INITIAL CLASS SHARES ..............       2002               2001               2000               1999                1998
                                         ------             ------             ------             ------              ------
Per share data (for a share
outstanding throughout each
  period):
Net asset value -- beginning of
  period ..........................      $13.28             $15.74             $16.65             $16.61              $14.70
                                         ------             ------             ------             ------              ------
Income from investment
  operations#(S) --
  Net investment income ...........      $ 0.31             $ 0.31             $ 0.50             $ 0.39              $ 0.38
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions .       (0.23)             (1.24)             (0.16)              0.90                2.26
                                         ------             ------             ------             ------              ------
    Total from investment
      operations ..................      $ 0.08             $(0.93)            $ 0.34             $ 1.29              $ 2.64
                                         ------             ------             ------             ------              ------
Less distributions declared to
  shareholders --
  From net investment income ......      $(0.25)            $(0.61)            $(0.37)            $(0.52)             $(0.32)
  From net realized gain on
    investments and foreign
    currency transactions .........        --                (0.92)             (0.88)             (0.73)              (0.41)
  In excess of net realized gain
    on investments ................        --                (0.00)**            --                 --                  --
                                         ------             ------             ------             ------              ------
    Total distributions declared
      to shareholders .............      $(0.25)            $(1.53)            $(1.25)            $(1.25)             $(0.73)
                                         ------             ------             ------             ------              ------
Net asset value -- end of period ..      $13.11             $13.28             $15.74             $16.65              $16.61
                                         ======             ======             ======             ======              ======
Total return(+) ...................        0.58%             (6.17)%             2.28%              8.43%              18.37%
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ......................        0.90%              0.91%              0.91%              0.89%               0.93%
  Net investment income(S) ........        2.34%              2.19%              3.13%              2.48%               2.44%
Portfolio turnover ................          84%                66%                86%               116%                141%
Net assets at end of period (000
  Omitted) ........................      $80,150            $88,199           $101,692           $107,099             $99,955

                                       Year Ended         Period Ended
                                       December 31,       December 31,
SERVICE CLASS SHARES ..............       2002               2001*
                                         ------             ------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning
  of period .......................      $13.28             $13.58
                                         ------             ------
Income from investment
operations#(S) --
  Net investment income ...........      $ 0.27             $ 0.09
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions ..................       (0.22)             (0.39)+++
                                         ------             ------
    Total from investment
      operations ..................      $ 0.05             $(0.30)
Less distributions declared to shareholders --
  From net investment income ......       (0.25)              --
                                         ------             ------
    Total distributions
      declared to shareholders ....      $(0.25)            $ --
                                         ------             ------
Net asset value -- end of
  period ..........................      $13.08             $13.28
                                         ======             ======
Total return(+) ...................        0.41%             (2.20)%++
Ratios (to average net
  assets)/Supplemental data:
  Expenses## ......................        1.15%              1.16%+
  Net investment income(S) ........        2.10%              1.82%+
Portfolio turnover ................          84%                66%
  Net assets at end of period
  (000 Omitted) ...................      $5,699             $1,476

----------
  * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
 ** Per share amount was less than $0.01.
  + Annualized.
 ++ Not annualized.
+++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gain and losses at such time.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
(S) As, required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the Initial Class for the period ending December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by
    0.17%. The effect of this change on the Service Class for the same period was to decrease net investment income per shareby less than $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net asset by 0.16%. Per share, ratios, and supplemental data for periods prior to January 1,
    2001 have not been restated to reflect this change in presentation.



GOVERNMENT SECURITIES SERIES
................................................................................................................................

                                                                         Year Ended December 31,
                                         --------------------------------------------------------------------------------------
INITIAL CLASS SHARES ..............       2002               2001               2000               1999                1998
                                         ------             ------             ------             ------              ------
Per share data (for a share
  outstanding throughout each year):
Net asset value -- beginning of
  year ............................      $13.28             $13.11             $12.48             $13.40              $13.04
                                         ------             ------             ------             ------              ------
Income from investment
  operations#(S) --
  Net investment income ...........      $ 0.58             $ 0.73             $ 0.81             $ 0.81              $ 0.77
  Net realized and unrealized gain
    (loss) on investments .........        0.67               0.22               0.62              (1.06)               0.32
                                         ------             ------             ------             ------              ------
    Total from investment
      operations ..................      $ 1.25             $ 0.95             $ 1.43             $(0.25)             $ 1.09
                                         ------             ------             ------             ------              ------
Less distributions declared to
  shareholders from net investment
  income ..........................      $(0.68)            $(0.78)            $(0.80)            $(0.67)             $(0.73)
                                         ------             ------             ------             ------              ------
    Total distributions declared
      to shareholders .............      $(0.68)            $(0.78)            $(0.80)            $(0.67)             $(0.73)
                                         ------             ------             ------             ------              ------
Net asset value -- end of year ....      $13.85             $13.28             $13.11             $12.48              $13.40
                                         ======             ======             ======             ======              ======
Total return(+) ...................        9.80%              7.47%             12.11%             (1.88)%              8.70%
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ......................        0.60%              0.62%              0.62%              0.61%               0.62%
  Net investment income(S) ........        4.33%              5.55%              6.47%              6.30%               5.82%
Portfolio turnover ................         157%                97%                70%                83%                107%
Net assets at end of year (000
  Omitted) ........................     $877,180           $696,167           $567,008           $510,760            $457,474

                                      Year Ended           Period Ended
                                      December 31,         December 31,
SERVICE CLASS SHARES ..............        2002               2001*
                                      ------------         ------------
Per share data (for a share
  outstanding throughout each
  year):
Net asset value -- beginning
  of year .........................      $13.27             $13.06
                                         ------             ------
Income from investment
  operations#(S) --
  Net investment income ...........      $ 0.51             $ 0.28
  Net realized and unrealized
    loss on investments ...........        0.71              (0.07)
                                         ------             ------
    Total from investment
      operations ..................      $ 1.22             $ 0.21
                                         ------             ------
  Less distributions declared
    to shareholders from net
    investment income .............      $(0.68)            $ --
                                         ------             ------
    Total distributions
      declared to shareholders ....      $(0.68)            $ --
                                         ------             ------
Net asset value -- end of year ....      $13.81             $13.27
                                         ======             ======
Total return ......................        9.55%              1.61%++
Ratios (to average net
assets)/Supplemental data:
  Expenses## ......................        0.85%              0.87%+
  Net investment income(S) ........        3.86%              5.52%+
Portfolio turnover ................         157                 97%
Net assets at end of year (000
  Omitted) ........................    $132,071             $30,174

----------
  * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of the change on the Initial Class for the period ending December 31, 2001, was to decrease net investment income per share by $0.03, increase realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets by 0.26%. The effect of this change on ths Service Class for the same period was to decrease net investment income per share by $0.01, increase realized and unrealized gains and losses by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.02%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



HIGH YIELD SERIES
................................................................................................................................
                                                                         Year Ended December 31,
                                         --------------------------------------------------------------------------------------
INITIAL CLASS SHARES ..............       2002               2001               2000               1999                1998
                                         ------             ------             ------             ------              ------
Per share data (for a share
  outstanding throughout each year):
Net asset value -- beginning of
  year ............................      $ 7.05             $ 7.63             $ 9.02             $ 9.16              $ 9.71
                                         ------             ------             ------             ------              ------
Income from investment
  operations#(S) --
  Net investment income ...........      $ 0.61             $ 0.73             $ 0.84             $ 0.83              $ 0.83
  Net realized and unrealized loss
    on investments and foreign
    currency transactions .........       (0.42)             (0.57)             (1.39)             (0.20)              (0.75)
                                         ------             ------             ------             ------              ------
    Total from investment
      operations ..................      $ 0.19             $ 0.16             $(0.55)            $ 0.63              $ 0.08
                                         ------             ------             ------             ------              ------
  Less distributions declared to
    shareholders from net investment
    income ........................      $(0.68)            $(0.74)            $(0.84)            $(0.77)             $(0.63)
                                         ------             ------             ------             ------              ------
Net asset value -- end of year ....      $ 6.56             $ 7.05             $ 7.63             $ 9.02              $ 9.16
                                         ======             ======             ======             ======              ======
Total return(+) ...................        2.70%              1.80%             (6.79)%             6.92%               0.58%
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ......................        0.82%              0.84%              0.83%              0.83%               0.82%
  Net investment income(S) ........        9.15%              9.93%              9.96%              9.10%               8.78%
Portfolio turnover ................          75%                58%                56%                86%                135%
Net assets at end of year (000
  Omitted) .........................     $305,487             $367,973           $333,042           $355,100           $326,232

                                      Year Ended           Period Ended
                                      December 31,         December 31,
SERVICE CLASS SHARES ..............        2002               2001*
                                      ------------         ------------
Per share data (for a share
  outstanding throughout each
  year):
Net asset value -- beginning
  of year .........................      $ 7.04             $ 7.09
                                         ------             ------
Income from investment
operations#(S) --
  Net investment income ...........      $ 0.58             $ 0.25
  Net realized and unrealized
    loss on investments and
    foreign currency ..............       (0.41)             (0.30)
                                         ------             ------
    Total from investment
      operations ..................      $ 0.17             $(0.05)
                                         ------             ------
  Less distributions declared
    to shareholders from net
    investment income .............       (0.68)              --
                                         ------             ------
    Total distributions
      declared to shareholders ....      $(0.68)            $ --
                                         ------             ------
Net asset value -- end of year ....      $ 6.53             $ 7.04
                                         ======             ======
Total return(+) ...................        2.37%              1.66++
Ratios (to average net
  assets)/Supplemental data:
  Expenses## ......................        1.07%              1.09%+
  Net investment income(S) ........        8.99%              9.55%+
Portfolio turnover ................          75%                58%
Net assets at end of year (000
  Omitted) ........................      $44,533            $11,990

----------
 * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
 + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of the change on the Initial Class for the period ending December 31, 2001, was to decrease net investment income per share by $0.01, increase realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets decreased by
    0.01%. The effect of this change on the Service Class for the same period was to decrease net investment income per shareby less than $0.01, increase realized and unrealized gains and losses by less than $0.01, and decrease the ratio of net investment income to average net assets by less than 0.01%. Per share ratios and supplemental data for periods prior to
    January 1, 2001 have not been restated to reflect this change in presentation.



INTERNATIONAL GROWTH SERIES
................................................................................................................................
                                                                         Year Ended December 31,
                                        ---------------------------------------------------------------------------------------
INITIAL CLASS SHARES ..............       2002               2001               2000               1999                1998
                                         ------             ------             ------             ------              ------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning of
  period ..........................      $ 9.50             $11.84             $13.10             $ 9.73              $ 9.65
                                         ------             ------             ------             ------              ------
Income (loss) from investment
  operations# --
  Net investment income ...........      $ 0.06             $ 0.06             $ 0.12             $ 0.06              $ 0.08
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency ..............       (1.18)             (1.89)             (1.13)              3.37                0.11
                                         ------             ------             ------             ------              ------
    Total from investment
      operations ..................      $(1.12)            $(1.83)            $(1.01)            $ 3.43              $ 0.19
                                         ------             ------             ------             ------              ------
Less distributions declared to
  shareholders --
  From net investment income ......      $(0.05)            $(0.07)            $(0.04)            $(0.06)             $(0.11)
  From net realized gain on
    investments and foreign
    currency transactions .........        --                (0.42)             (0.21)              --                  --
  In excess of net realized gain
    on investments and foreign
    currency transactions .........        --                (0.02)              --                 --                  --
                                         ------             ------             ------             ------              ------
    Total distributions declared
      to shareholders .............      $(0.05)            $(0.51)            $(0.25)            $(0.06)             $(0.11)
                                         ------             ------             ------             ------              ------
Net asset value -- end of period ..      $ 8.33             $ 9.50             $11.84             $13.10              $ 9.73
                                         ======             ======             ======             ======              ======
Total return(+) ...................      (11.88)%           (15.91)%            (7.80)%            35.24%               1.94%
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ......................        1.23%              1.23%              1.24%              1.23%               1.32%
  Net investment income ...........        0.70%              0.58%              0.94%              0.59%               0.86%
Portfolio turnover ................         119%               108%                71%                88%                 77%
Net assets at end of period (000
  Omitted) ........................      $88,537            $118,286           $117,486           $66,907             $35,681

                                      Year Ended           Period Ended
                                      December 31,         December 31,
SERVICE CLASS SHARES ..............        2002               2001*
                                      ------------         ------------

Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning
  of period .......................      $ 9.49             $ 9.94
                                         ------             ------
Income (loss) from investment
  operations# --
  Net investment (loss) ...........      $ 0.04             $(0.02)
  Net realized and unrealized
    loss on investments and
    foreign currency ..............       (1.17)             (0.43)
                                         ------             ------
    Total from investment
      operations ..................      $(1.13)            $(0.45)
                                         ------             ------
Less distributions declared to
  shareholders from net
  investment income ...............      $(0.05)            $ --
                                         ------             ------
Net asset value -- end of
  period ..........................      $ 8.31             $ 9.49
                                         ======             ======
Total return(+) ...................      (12.01)%            (4.53)%++
Ratios (to average net
  assets)/Supplemental data:
  Expenses## ......................        1.48%              1.49%+
  Net investment income (loss) ....        0.46%             (0.59)%+
Portfolio turnover ................         119%               108%
Net assets at end of period
  (000 Omitted) ...................      $10,449             $3,107

----------
  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.



INTERNATIONAL VALUE SERIES
................................................................................................................................
                                                                         Year Ended December 31,
                                        ---------------------------------------------------------------------------------------
INITIAL CLASS SHARES ..............       2002               2001               2000               1999                1998
                                         ------             ------             ------             ------              ------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning of
  period ..........................      $ 9.93             $13.16             $14.97             $13.19              $11.17
                                         ------             ------             ------             ------              ------
Income from investment operations# --
  Net investment income ...........      $ 0.09             $ 0.08             $ 0.25             $ 0.12              $ 0.10
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions .       (0.66)             (1.89)             (0.58)              2.07                2.31
                                         ------             ------             ------             ------              ------
    Total from investment
      operations ..................      $(0.57)            $(1.81)            $(0.33)            $ 2.19              $ 2.41
                                         ------             ------             ------             ------              ------
Less distributions declared to
  shareholders --
  From net investment income ......      $(0.08)            $(0.24)            $(0.12)            $(0.09)             $(0.11)
  From net realized gain on
    investments and foreign
    currency transactions .........        --                (1.12)             (1.36)             (0.32)              (0.28)
  In excess of net realized gain
    on investments and foreign
    currency transactions .........        --                (0.06)              --                 --                  --
                                         ------             ------             ------             ------              ------
    Total distributions declared
      to shareholders .............      $(0.08)            $(1.42)            $(1.48)            $(0.41)             $(0.39)
                                         ------             ------             ------             ------              ------
Net asset value -- end of period ..      $ 9.28             $ 9.93             $13.16             $14.97              $13.19
                                         ======             ======             ======             ======              ======
Total return(+) ...................       (5.86)%           (14.63)%            (2.33)%            17.20%              21.68%
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ......................        1.24%              1.23%              1.21%              1.16%               1.16%
  Net investment income ...........        0.91%              0.76%              1.81%              0.96%               0.79%
Portfolio turnover ................          80%               112%                80%               103%                 54%
Net assets at end of period (000
  Omitted) ........................      $50,609            $64,134            $82,942            $84,569             $75,410

----------

                                      Year Ended           Period Ended
                                      December 31,         December 31,
SERVICE CLASS SHARES ..............        2002               2001*
                                      ------------         ------------
Per share data (for a share
  outstanding throughout the
  period):
Net asset value -- beginning
  of period .......................      $ 9.93             $10.57
                                         ------             ------
Income from investment
  operations# --
  Net investment loss .............      $ 0.04             $(0.01)
  Net realized and unrealized
    loss on investments and
    foreign currency
    transactions ..................       (0.62)             (0.63)+++
                                         ------             ------
    Total from investment
      operations ..................      $(0.58)            $(0.64)
                                         ------             ------
  Less distributions declared
    to shareholders from net
    investment income .............      $(0.08)            $ --
                                         ------             ------
    Total distributions
      declared to shareholders ....      $(0.08)            $ --
                                         ------             ------
Net asset value -- end of
  period ..........................      $ 9.27             $ 9.93
                                         ======             ======
Total return(+) ...................       (5.97)%            (6.05)%++
Ratios (to average net
  assets)/Supplemental data:
  Expenses## ......................        1.49%              1.48%+
  Net investment income ...........        0.44%             (0.17)%+
Portfolio turnover ................          80%               112%
Net assets at end of period
  (000 Omitted) ...................      $2,246             $  425

----------
  * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
+++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.



MANAGED SECTORS SERIES
................................................................................................................................
                                                                         Year Ended December 31,
                                       ----------------------------------------------------------------------------------------
INITIAL CLASS SHARES ..............       2002               2001               2000               1999                1998
                                         ------             ------             ------             ------              ------
Per share data (for a share
  outstanding throughout each period):
Net asset value -- beginning of
  period ..........................      $17.85             $33.35             $52.42             $28.24              $29.16
                                         ------             ------             ------             ------              ------
Income (loss) from investment
  operations# --
  Net investment income (loss) ....      $(0.03)            $ 0.00*            $(0.01)            $ 0.02              $(0.05)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency ......................       (4.61)            (11.24)             (9.80)             24.16                3.70
                                         ------             ------             ------             ------              ------
    Total from investment operations     $(4.64)            $(11.24)           $(9.81)            $24.18              $ 3.65
                                         ------             ------             ------             ------              ------
Less distributions declared to
  shareholders --
  From net realized gain on
    investments and foreign currency
    transactions ..................      $ --               $(3.49)            $(9.26)            $ --                $(4.57)
  In excess of net realized gain on
    investments and foreign currency
    transactions ..................        --                (0.77)              --                 --                  --
                                         ------             ------             ------             ------              ------
    Total distributions declared to
      shareholders ................      $ --               $(4.26)            $(9.26)            $ --                $(4.57)
                                         ------             ------             ------             ------              ------
Net asset value -- end of period ..      $13.21             $17.85             $33.35             $52.42              $28.24
                                         ======             ======             ======             ======              ======
Total return(+) ...................      (25.99)%           (35.51)%           (20.82)%            85.62%              12.25%
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ......................        0.82%              0.84%              0.76%              0.79%               0.80%
  Net investment income (loss) ....       (0.17)%            (0.00)%**          (0.03)%             0.05%              (0.20)%
Portfolio turnover ................         261%               293%               441%               415%                161%
Net assets at end of period (000
  Omitted) ........................      $158,349           $286,916           $559,586           $685,808            $364,791

                                      Year Ended           Period Ended
                                      December 31,         December 31,
SERVICE CLASS SHARES ..............        2002               2001*
                                      ------------         ------------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning of
  period ..........................      $17.83             $18.40
                                         ------             ------
Income (loss) from investment
  operations# --
  Net investment loss .............      $(0.04)            $(0.05)
  Net realized and unrealized loss
    on investments and foreign
    currency ......................       (4.63)             (0.52)
                                         ------             ------
    Total from investment
      operations ..................      $(4.67)            $(0.57)
                                         ------             ------
Net asset value -- end of period ..      $13.16             $17.83
                                         ======             ======
Total return(+) ...................      (26.14)%            (3.10)%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ......................        1.07%              1.09%+
  Net investment loss .............       (0.31)%            (0.74)%+
Portfolio turnover ................         261%               293%
Net assets at end of period (000
  Omitted) ........................      $2,266             $  759

----------
  * Per share impact was less than $0.01.
 ** Ratio is less than 0.01%.
*** For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.



MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
................................................................................................................................
                                                               Year Ended December 31,                            Period Ended
                                         -------------------------------------------------------------------      December 31,
INITIAL CLASS SHARES ..............       2002               2001               2000               1999                1998*
                                         ------             ------             ------             ------              ------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period   $ 9.70             $14.51             $16.13             $12.08              $10.00
                                         ------             ------             ------             ------              ------
Income (loss) from investment
  operations# --
  Net investment income ...........      $ -- +++           $ 0.01             $ 0.02             $ 0.03              $ -- +++
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency ......................       (2.72)             (3.46)             (0.97)              4.22                2.08
                                         ------             ------             ------             ------              ------
    Total from investment operations ..  $(2.72)            $(3.45)            $(0.95)            $ 4.25              $ 2.08
                                         ------             ------             ------             ------              ------
Less distributions declared to
  shareholders --
  From net investment income ......      $(0.01)            $(0.01)            $(0.01)            $ --                $ --
  From net realized gain on investments
    and foreign currency transactions .    --                (0.15)             (0.66)             (0.20)               --
  In excess of net investment income ..  -- +++               --                 --                 --                  --
  In excess of net realized gain on
    investments and foreign currency
    transactions ..................        --                (1.20)              --                 --                  --
                                         ------             ------             ------             ------              ------
    Total distributions declared to
      shareholders ................      $(0.01)            $(1.36)            $(0.67)            $(0.20)             $ --
                                         ------             ------             ------             ------              ------
Net asset value -- end of period ..      $ 6.97             $ 9.70             $14.51             $16.13              $12.08
                                         ======             ======             ======             ======              ======
Total return(+) ...................      (28.05)%           (24.91)%            (6.09)%            35.80%              20.70%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ......................        0.82%              0.82%              0.81%              0.83%               0.97%+
  Net investment income (loss) ....       (0.01)%             0.12%              0.14%              0.25%               --
Portfolio turnover ................         207%               289%               250%               147%                 66%
Net assets at end of period (000
  Omitted) ........................      $448,235           $797,118           $974,508           $543,930            $81,237

                                      Year Ended           Period Ended
                                      December 31,         December 31,
SERVICE CLASS SHARES ..............        2002               2001*
                                      ------------         ------------
Per share data (for a share outstanding
  throughout the period):
Net asset value -- beginning of period   $ 9.70             $ 9.89
                                         ------             ------
Income (loss) from investment
  operations# --
  Net investment loss .............      $(0.02)            $(0.01)
  Net realized and unrealized gain on
    investments and foreign currency ..   (2.71)             (0.18)
                                         ------             ------
    Total from investment operations ..  $(2.73)            $(0.19)
                                         ------             ------
    Less distributions declared to shareholders --
  From net investment income ......      $(0.01)            $ --
  In excess of net investment income ..  -- +++             $ --
                                         ------             ------
    Total distributions declared to
      shareholders ................      $(0.01)            $ --
                                         ------             ------
Net asset value -- end of period ..      $ 6.96             $ 9.70
                                         ======             ======
Total return(+) ...................      (28.17)%             1.92%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ......................        1.07%              1.07%+
  Net investment loss .............       (0.21)%            (0.24)%+
Portfolio turnover ................         207%               289%
Net assets at end of period (000
  Omitted) ........................      $37,109            $17,312

----------
  * For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998.
 ** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.



MASSACHUSETTS INVESTORS TRUST SERIES
................................................................................................................................
                                                                    Year Ended December 31,
                                        ---------------------------------------------------------------------------------------
INITIAL CLASS SHARES ..............       2002               2001               2000               1999                1998
                                         ------             ------             ------             ------              ------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value --
  beginning of period .............      $26.92             $35.12             $37.95             $38.25              $33.15
                                         ------             ------             ------             ------              ------
Income (loss) from
  investment operations# --
  Net investment income ...........      $ 0.21             $ 0.25             $ 0.26             $ 0.30              $ 0.34
  Net realized and
    unrealized gain (loss)
    on investments and
    foreign currency ..............       (5.88)             (5.49)             (0.28)              2.38                7.35
                                         ------             ------             ------             ------              ------
    Total from investment
      operations ..................      $(5.67)            $(5.24)            $(0.02)            $ 2.68              $ 7.69
                                         ------             ------             ------             ------              ------
Less distributions declared
  to shareholders --
  From net investment
    income ........................      $(0.24)            $(0.25)            $(0.28)            $(0.28)             $(0.27)
  From net realized gain on
    investments and foreign
    currency transactions .........        --                (2.55)             (2.53)             (2.70)              (2.32)
  In excess of net realized
    gain on investments and
    foreign currency
    transactions ..................        --                (0.16)              --                 --                  --
                                         ------             ------             ------             ------              ------
    Total distributions
      declared to shareholders ....      $(0.24)            $(2.96)            $(2.81)            $(2.98)             $(2.59)
                                         ------             ------             ------             ------              ------
Net asset value -- end of
  period ..........................      $21.01             $26.92             $35.12             $37.95              $38.25
                                         ======             ======             ======             ======              ======
Total return(+) ...................      (21.22)%           (15.71)%             0.09%              7.18%              23.85%
Ratios (to average net
  assets)/Supplemental data:
  Expenses## ......................        0.60%              0.60%              0.60%              0.59%               0.59%
  Net investment income ...........        0.88%              0.84%              0.73%              0.81%               0.96%
Portfolio turnover ................          57%                83%                76%                70%                 61%
Net assets at end of period
  (000 Omitted) ...................   $1,107,698         $1,798,744         $2,263,535         $2,235,783          $1,852,725

                                      Year Ended           Period Ended
                                      December 31,         December 31,
SERVICE CLASS SHARES ..............       2002                2001*
                                      ------------         ------------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value --
  beginning of period .............      $26.89             $27.80
                                         ------             ------
Income (loss) from
  investment operations# --
  Net investment income ...........      $ 0.16             $ 0.05
  Net realized and
    unrealized loss on
    investments and foreign
    currency ......................       (5.88)             (0.96)
                                         ------             ------
    Total from investment
      operations ..................      $(5.72)            $(0.91)
                                         ------             ------
Less distributions declared
  to shareholders from net
  investment income ...............      $(0.23)            $ --
                                         ------             ------
Net asset value -- end of
  period ..........................      $20.94             $26.89
                                         ======             ======
Total return(+) ...................      (21.40)%            (3.27)%++
Ratios (to average net
  assets)/Supplemental data:
  Expenses## ......................        0.85%+             0.85%+
  Net investment income ...........        0.70%+             0.53%+
Portfolio turnover ................          57%                83%
Net assets at end of period
  (000 Omitted) ...................      $51,859            $21,616

----------
  * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.



MID CAP GROWTH SERIES
......................................................................................................................
                                                                 Year Ended December 31,                Period Ended
                                                              ----------------------------              December 31,
INITIAL CLASS SHARES ....................................      2002                 2001                   2000*
                                                              ------               ------                 ------
Per share data (for a share outstanding throughout each
  period):
Net asset value -- beginning of period ..................     $ 6.94               $ 9.08                 $10.00
                                                              ------               ------                 ------
Income (loss) from investment operations# --
  Net investment income (loss)(S) .......................     $(0.02)              $(0.01)                $ 0.03
  Net realized and unrealized loss on investments and
    foreign currency ....................................      (3.25)               (2.09)                 (0.95)
                                                              ------               ------                 ------
    Total from investment operations ....................     $(3.27)              $(2.10)                $(0.92)
                                                              ------               ------                 ------
Less distributions declared to shareholders --
  From net investment income ............................     $ --                 $(0.01)                $ --
  From net realized gain on investments and foreign
  currency transactions .................................       --                  (0.00)+++               --
  In excess of net investment income ....................       --                  (0.00)+++               --
  In excess of net realized gain on investments and
    foreign currency transactions .......................       --                  (0.03)                  --
                                                              ------               ------                 ------
    Total distributions declared to shareholders ........     $ --                 $(0.04)                $ --
                                                              ------               ------                 ------
Net asset value -- end of period ........................     $ 3.67               $ 6.94                 $ 9.08
                                                              ======               ======                 ======
Total return(+) .........................................     (47.12)%             (23.24)%                (9.24)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses## ............................................       0.85%                0.84%                  1.01%+
  Net investment income (loss) ..........................      (0.39)%              (0.16)%                 0.97%+
Portfolio turnover ......................................        160%                  85%                    39%
Net assets at end of period (000 Omitted) ...............     $39,941              $75,413                $26,556

----------
(S) For the period indicated, the investment adviser voluntarily agreed to pay all of the Mid Cap Growth Series'
    operating expenses, exclusive of management fee, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
    Net investment income ...............................       --                   --                   $ 0.02
    Ratios (to average net assets):
      Expenses## ........................................       --                   --                     1.33%+
      Net investment income .............................       --                   --                     0.65%+

                                                            Year Ended          Period Ended
                                                            December 31,        December 31,
SERVICE CLASS SHARES ....................................      2002                 2001*
                                                              ------               ------
Per share data (for a share outstanding throughout each
  period):
Net asset value -- beginning of period ..................     $ 6.94               $ 7.09
                                                              ------               ------
Income (loss) from investment operations# --
  Net investment loss ...................................     $(0.03)              $(0.01)
  Net realized and unrealized loss on investments and
    foreign currency ....................................      (3.24)               (0.14)
                                                              ------               ------
    Total from investment operations ....................     $(3.27)              $(0.15)
                                                              ------               ------
Net asset value -- end of period ........................     $ 3.67               $ 6.94
                                                              ======               ======
Total return(+) .........................................     (47.12)%              (2.12)%++
Ratios (to average net assets)/Supplemental data:
  Expenses## ............................................       1.10%                1.09%+
  Net investment loss ...................................      (0.60)%              (0.50)%+
Portfolio turnover ......................................        160%                  85%
Net assets at end of period (000 Omitted) ...............     $14,028              $6,981

----------
  * For the period from the commencement of the series' investment operations, August 24, 2000, through December 31, 2000.
 ** For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all period shown.

MID CAP VALUE SERIES
...................................................................................................

                                                                                    Period Ended
                                                                                    December 31,
INITIAL CLASS SHARES                                                                   2002*
                                                                                   --------------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period ...................................             $10.00
                                                                                       ------
Income (loss) from investment operations# --
  Net investment income(S) ...............................................             $ 0.04
  Net realized and unrealized loss on investments and foreign currency ...             $(2.12)
                                                                                       ------
    Total from investment operations .....................................             $(2.08)
                                                                                       ------
Net asset value -- end of period .........................................             $ 7.92
                                                                                       ======
Total return(+) ..........................................................             (20.80)%++
Ratios (to average net assets)/Supplemental data:
  Expenses## .............................................................               1.02%+
  Net investment income ..................................................               0.54%+
Portfolio turnover .......................................................                 82%
Net assets at end of period (000 Omitted) ................................                $18

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management fee, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
    Net investment loss ..................................................             $(0.53)
    Ratios (to average net assets):
    Expenses## ...........................................................               8.05%+
    Net investment loss ..................................................              (6.49)%+

                                                                                   Period Ended
                                                                                   December 31,
SERVICE CLASS SHARES                                                                   2002*
                                                                                   ------------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period ...................................             $10.00
                                                                                       ------
Income  (loss) from investment operations# --
  Net investment income(S)(S) ............................................             $ 0.04
  Net realized and unrealized loss on investments and foreign currency ...              (2.11)
                                                                                       ------
    Total from investment operations .....................................             $(2.07)
                                                                                       ------
Net asset value -- end of period .........................................             $ 7.93
                                                                                       ======
Total return(+) ..........................................................             (20.70)%++
Ratios (to average net assets)/Supplemental data(S)(S):
  Expenses## .............................................................               1.27%+
  Net investment income ..................................................               0.53%+
Portfolio turnover .......................................................                 82%
Net assets at end of period (000 Omitted) ................................               $707

(S)(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management and distribution fees, in excess of
       0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
       Net investment loss ...............................................             $(0.50)
       Ratios (to average net assets):
       Expenses## ........................................................               8.30%+
       Net investment loss ...............................................              (6.50)%+

----------
  * For the period from commencement of the series' investment operations, May 1, 2002, through
    December 31, 2002.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.



MONEY MARKET SERIES
................................................................................................................................
                                                                         Year Ended December 31,
                                        ---------------------------------------------------------------------------------------
INITIAL CLASS SHARES ..............       2002               2001               2000               1999                1998
                                         ------             ------             ------             ------              ------
Per share data (for a share
  outstanding throughout each period):
Net asset value -- beginning of
  period ..........................      $ 1.00             $ 1.00             $ 1.00             $ 1.00              $ 1.00
                                         ------             ------             ------             ------              ------
Income from investment operations# --
  Net investment income ...........      $ 0.01             $ 0.04             $ 0.06             $ 0.05              $ 0.05
Less distributions from net
  investment income ...............      $(0.01)            $(0.04)            $(0.06)            $(0.05)             $(0.05)
                                         ------             ------             ------             ------              ------
Net asset value -- end of year ....      $ 1.00             $ 1.00             $ 1.00             $ 1.00              $ 1.00
                                         ======             ======             ======             ======              ======
Total return(+) ...................        1.27%              3.78%              5.95%              4.66%               5.02%
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ......................        0.57%              0.57%              0.58%              0.57%               0.56%
  Net investment income ...........        1.27%              3.56%              5.76%              4.57%               4.94%
Net assets at end of period (000
  Omitted) ........................     $690,127           $702,808           $476,370           $501,914            $465,545

                                       Year Ended        Period Ended
                                       December 31,      December 31,
SERVICE CLASS SHARES ..............       2002               2001*
                                         ------             ------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning of
  period ..........................      $ 1.00             $ 1.00
                                         ------             ------
Income from investment operations# --
  Net investment income ...........      $ 0.01             $ 0.01
Less distributions from net
    investment income .............      $(0.01)            $(0.01)
                                         ------             ------
Net asset value -- end of year ....      $ 1.00             $ 1.00
                                         ======             ======
Total return(+) ...................        1.02%              0.72%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ......................        0.82%              0.82%+
  Net investment income ...........        0.99%              3.31%+
Net assets at end of period (000
  Omitted) ........................      $52,745            $20,493

----------
  * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.



NEW DISCOVERY SERIES
................................................................................................................................
                                                               Year Ended December 31,                            Period Ended
                                             ---------------------------------------------------------------      December 31,
INITIAL CLASS SHARES ..............       2002               2001               2000               1999                1998*
                                         ------             ------             ------             ------              ------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period   $14.10             $15.98             $16.89             $10.62              $10.00
                                         ------             ------             ------             ------              ------
Income (loss) from investment
  operations# --
  Net investment loss(S) ..........      $(0.07)            $(0.07)            $(0.07)            $(0.08)             $(0.03)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency ......................       (4.65)             (0.71)              0.15               6.42                0.65
                                         ------             ------             ------             ------              ------
    Total from investment operations ..  $(4.72)            $(0.78)            $ 0.08             $ 6.34              $ 0.62
                                         ------             ------             ------             ------              ------
Less distributions declared to
  shareholders --
  From net realized gain on investments
    and foreign currency transactions .  $ --               $(0.97)            $(0.99)            $(0.07)             $ --
  In excess of net realized gain on
    investments and foreign currency
    transactions ..................        --                (0.13)              --                 --                  --
                                         ------             ------             ------             ------              ------
    Total distributions declared to
      shareholders ................      $ --               $(1.10)            $(0.99)            $(0.07)             $ --
                                         ------             ------             ------             ------              ------
Net asset value -- end of period ..      $ 9.38             $14.10             $15.98             $16.89              $10.62
                                         ======             ======             ======             ======              ======
Total return(+) ...................      (33.43)%            (5.12)%             0.34%             60.25%               6.20%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses## ......................        0.98%              0.97%              0.99%              1.06%               1.28%+
  Net investment loss .............       (0.59)%            (0.49)%            (0.43)%            (0.65)%             (0.44)%+
Portfolio turnover ................          97%                64%                74%               149%                 69%

Net assets, end of period (000
  Omitted) ........................     $177,028           $277,090           $233,297           $65,782             $13,280

(S) The investment adviser voluntarily agreed to maintain the expenses of the New Discovery Series, exclusive of management fee, at not more than 0.35% of average daily net assets, for the period indicated. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
    Net investment loss ...........      $ --               $ --               $ --               $ --                $(0.05)
    Ratios (to average net assets):
      Expenses## ..................        --                 --                 --                 --                  1.60%+
      Net investment loss .........        --                 --                 --                 --                 (0.76)%+

                                       Year Ended         Period Ended
                                       December 31,       December 31,
SERVICE CLASS SHARES ..............       2002               2001**
                                         ------             ------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period   $14.08             $13.55
                                         ------             ------
Income (loss) from investment
  operations# --
  Net investment loss .............      $(0.08)            $(0.04)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency ......................       (4.66)              0.57
                                         ------             ------
    Total from investment operations ..  $(4.74)            $ 0.53
                                         ------             ------
Net asset value -- end of period ..      $ 9.34             $14.08
                                         ======             ======
Total return(+) ...................      (33.66)%             3.91%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ......................        1.23%              1.22%+
  Net investment loss .............       (0.78)%            (0.90)%+
Portfolio turnover ................          97%                64%
Net assets, end of period (000
  Omitted) ........................      $34,691            $10,085

----------
  * For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998.
 ** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.



RESEARCH SERIES
................................................................................................................................
                                                                         Year Ended December 31,
                                           -------------------------------------------------------------------------------------
INITIAL CLASS SHARES ..............       2002               2001               2000               1999                1998
                                         ------             ------             ------             ------              ------
Per share data (for a share
  outstanding throughout each period):
Net asset value -- beginning of
  period ..........................      $14.93             $23.65             $27.61             $23.02              $19.43
                                         ------             ------             ------             ------              ------
Income (loss) from investment
  operations# --
  Net investment income ...........      $ 0.08             $ 0.05             $ 0.01             $ 0.03              $ 0.08
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency ......................       (3.82)             (4.54)             (0.99)              5.37                4.44
                                         ------             ------             ------             ------              ------
    Total from investment operations     $(3.74)            $(4.49)            $(0.98)            $ 5.40              $ 4.52
                                         ------             ------             ------             ------              ------
Less distributions declared to
  shareholders --
  From net investment income ......      $(0.05)            $(0.01)            $(0.03)            $(0.07)             $(0.05)
  From net realized gain on
    investments and foreign currency
    transactions ..................        --                (4.19)             (2.95)             (0.74)              (0.88)
  In excess of net realized gain on
    investments and foreign currency
    transactions ..................        --                (0.03)              --                 --                  --
                                         ------             ------             ------             ------              ------
    Total distributions declared to
      shareholders ................      $(0.05)            $(4.23)            $(2.98)            $(0.81)             $(0.93)
                                         ------             ------             ------             ------              ------
Net asset value -- end of period ..      $11.14             $14.93             $23.65             $27.61              $23.02
                                         ======             ======             ======             ======              ======
Total return(+) ...................      (25.11)%           (21.40)%            (4.10)%            24.14%              23.61%
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ......................        0.78%              0.76%              0.74%              0.75%               0.76%
  Net investment income ...........        0.61%              0.28%              0.03%              0.14%               0.37%
Portfolio turnover ................          98%                89%                95%                94%                 81%
Net assets at end of period (000
  Omitted) ........................     $458,394           $826,315         $1,209,927         $1,245,431            $988,280

                                       Year Ended         Period Ended
                                       December 31,       December 31,
SERVICE CLASS SHARES ..............       2002               2001*
                                         ------             ------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning of
  period ..........................      $14.91             $15.42
                                         ------             ------
Income (loss) from investment
  operations# --
  Net investment income ...........      $ 0.06             $ 0.01
  Net realized and unrealized loss
    on investments and foreign
    currency ......................       (3.83)             (0.52)
                                         ------             ------
    Total from investment
      operations ..................      $(3.77)            $(0.51)
                                         ------             ------
Less distributions declared to
  shareholders from net investment
  income ..........................      $(0.05)            $ --
                                         ------             ------
Net asset value -- end of period ..      $11.09             $14.91
                                         ======             ======
Total return(+) ...................      (25.36)%            (3.31)%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ......................        1.03%              1.01%+
  Net investment income ...........        0.48%              0.17%+
Portfolio turnover ................          98%                89%
Net assets at end of period (000
  Omitted) ........................      $7,134             $3,109

----------
  * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.



RESEARCH GROWTH AND INCOME SERIES
................................................................................................................................
                                                                         Year Ended December 31,
                                        ---------------------------------------------------------------------------------------
INITIAL CLASS SHARES ..............       2002               2001               2000               1999                1998
                                         ------             ------             ------             ------              ------
Per share data (for a share
  outstanding throughout each period):
Net asset value -- beginning of
  period ..........................      $12.70             $14.62             $14.44             $13.39              $11.02
                                         ------             ------             ------             ------              ------
Income (loss) from investment
  operations# --
  Net investment income ...........      $ 0.08             $ 0.09             $ 0.07             $ 0.09              $ 0.12
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency ......................       (2.78)             (1.67)              0.37               1.01                2.31
                                         ------             ------             ------             ------              ------
    Total from investment operations     $(2.70)            $(1.58)            $ 0.44             $ 1.10              $ 2.43
                                         ------             ------             ------             ------              ------
Less distributions declared to
  shareholders --
  From net investment income ......      $(0.08)            $(0.06)            $(0.07)            $(0.05)             $(0.01)
  From net realized gain on
    investments and foreign currency
    transactions ..................        --                (0.25)             (0.19)              --                 (0.05)
  In excess of net realized gain on
    investments and foreign currency
    transactions ..................        --                (0.03)              --                 --                  --
                                         ------             ------             ------             ------              ------
    Total distributions declared to
      shareholders ................      $(0.08)            $(0.34)            $(0.26)            $(0.05)             $(0.06)
                                         ------             ------             ------             ------              ------
Net asset value -- end of period ..      $ 9.92             $12.70             $14.62             $14.44              $13.39
                                         ======             ======             ======             ======              ======
Total return(+) ...................      (21.40)%           (10.91)%             3.09%              8.21%              22.13%
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ......................        0.86%              0.87%              0.88%              0.86%               0.95%
  Net investment income ...........        0.67%              0.66%              0.50%              0.63%               0.96%
Portfolio turnover ................          96%                84%                75%                73%                122%
Net assets at end of period (000
  Omitted) ........................      $64,126            $95,414            $92,961            $79,092             $39,152

                                        Year Ended        Period Ended
                                        December 31,      December 31,
SERVICE CLASS SHARES ..............       2002               2001*
                                         ------             ------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning of
  period ..........................      $12.69             $12.79
                                         ------             ------
Income (loss) from investment
  operations# --
  Net investment income ...........      $ 0.05             $ 0.01
  Net realized and unrealized loss
    on investments and foreign
    currency ......................       (2.78)             (0.11)+++
                                         ------             ------
    Total from investment
      operations ..................      $(2.73)            $(0.10)
                                         ------             ------
Less distributions declared to
  shareholders from net investment
  income ..........................      $(0.07)            $ --
                                         ------             ------
Net asset value -- end of period ..      $ 9.89             $12.69
                                         ======             ======
Total return(+) ...................      (21.59)%            (0.79)%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ......................        1.11%              1.12%+
  Net investment income ...........        0.49%              0.19%+
Portfolio turnover ................          96%                84%
Net assets at end of period (000
  Omitted) ........................      $6,428             $3,155

----------
  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
+++ The per share amount is not in accordance with net realized and unrealized gain/loss for the period because of the timing of sales of series shares, and the amount of per share realized and unrealized gains and losses at such time.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.



RESEARCH INTERNATIONAL SERIES
................................................................................................................................
                                                              Year Ended December 31,                              Period Ended
                                       ---------------------------------------------------------------------       December 31,
INITIAL CLASS SHARES ..............       2002               2001               2000               1999                1998*
                                         ------             ------             ------             ------              ------
Per share data (for a share
  outstanding throughout each period):
Net asset value -- beginning of
  period ..........................      $10.22             $12.70             $14.59             $ 9.42              $10.00
                                         ------             ------             ------             ------              ------
Income (loss) from investment
  operations# --
  Net investment income(S) ........      $ 0.06             $ 0.04             $ 0.19             $ 0.03              $ -- +++
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency ......................       (1.23)             (2.27)             (1.30)              5.14               (0.58)
                                         ------             ------             ------             ------              ------
    Total from investment operations     $(1.17)            $(2.23)            $(1.11)            $ 5.17              $(0.58)
                                         ------             ------             ------             ------              ------
Less distributions declared to
  shareholders --
  From net investment income ......      $(0.02)            $(0.09)            $ -- +++           $ -- +++            $ --
  From net realized gain on .......                                                                                     --
    investments and foreign currency
    transactions ..................        --                (0.12)             (0.78)              --                  --
  In excess of net realized gain on
    investments and foreign currency
    transactions ..................        --                (0.04)              --                 --                  --
                                         ------             ------             ------             ------              ------
    Total distributions declared to
      shareholders ................      $(0.02)            $(0.25)            $(0.78)            $ -- +++            $ --
                                         ------             ------             ------             ------              ------
Net asset value -- end of period ..      $ 9.03             $10.22             $12.70             $14.59              $ 9.42
                                         ======             ======             ======             ======              ======
Total return(+) ...................      (11.44)%           (17.76)%            (7.95)%            54.94%              (5.80)%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses## ......................        1.26%              1.26%              1.28%              1.50%               1.55%+
  Net investment income ...........        0.61%              0.36%              1.43%              0.28%               0.07%+
Portfolio turnover ................         136%               145%               110%               164%                 59%
Net assets at end of period (000
  Omitted) ........................      $62,555            $80,738            $82,945            $30,150             $3,519

----------
(S) The investment adviser agreed to maintain the expenses of the Research International Series at not more than 1.50% of average net assets for the period indicated. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
    Net investment loss ...........      $ --               $ --               $ --               $ --                $(0.13)
    Ratios (to average net assets):
      Expenses## ..................        --                 --                 --                 --                  3.86%+
      Net investment loss .........        --                 --                 --                 --                 (2.24)%+

                                        Year Ended        Period Ended
                                        December 31,      December 31,
SERVICE CLASS SHARES ..............       2002               2001*
                                         ------             ------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning of
  period ..........................      $10.21             $10.81
                                         ------             ------
Income (loss) from investment
  operations# --
  Net investment income (loss) ....      $ 0.03             $(0.03)
  Net realized and unrealized loss
    on investments and foreign
    currency ......................       (1.22)             (0.57)
                                         ------             ------
    Total from investment
      operations ..................      $(1.19)            $(0.60)
                                         ------             ------
Less distributions declared to
  shareholders from net investment
  income ..........................      $(0.02)            $ --
                                         ------             ------
Net asset value -- end of period ..      $ 9.00             $10.21
                                         ======             ======
Total return(+) ...................      (11.66)%            (5.55)%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ......................        1.51%              1.51%+
  Net investment income (loss) ....        0.35%             (0.81)%+
Portfolio turnover ................         136%               145%
Net assets at end of period (000
  Omitted) ........................      $5,783             $2,537

----------
  * For the period from the commencement of the series' investment operations, May 5, 1998, through December 31, 1998.
 ** For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.



STRATEGIC GROWTH SERIES
................................................................................................................................
                                                                       Year Ended December 31,                     Period Ended
                                                          --------------------------------------------------       December 31,
INITIAL CLASS SHARES ..................................      2002               2001               2000               1999*
                                                            ------             ------             ------             ------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period ................     $ 8.05             $10.91             $12.13             $10.00
                                                            ------             ------             ------             ------
Income (loss) from investment operations# --
  Net investment income (loss)(S) .....................     $(0.01)            $(0.01)            $(0.01)            $ 0.06
  Net realized and unrealized gain (loss) on
    investments and foreign currency ..................      (2.41)             (2.65)             (1.20)              1.61
                                                            ------             ------             ------             ------
    Total from investment operations ..................     $(2.42)            $(2.66)            $(1.21)            $ 1.67
                                                            ------             ------             ------             ------
Less distributions declared to shareholders --
  From net investment income ..........................     $ --               $ --               $(0.01)            $ --
  From net realized gain on investments and
    foreign currency transactions .....................       --                (0.20)             (0.00)+++           --
                                                            ------             ------             ------             ------
    Total distributions declared to shareholders ......     $ --               $(0.20)            $(0.01)            $ --
                                                            ------             ------             ------             ------
    Capital contribution by investment adviser ........     $ --               $ --               $ --               $ 0.46
                                                            ------             ------             ------             ------
Net asset value -- end of period ......................     $ 5.63             $ 8.05             $10.91             $12.13
                                                            ======             ======             ======             ======
Total return(+) .......................................     (30.06)%           (24.65)%            (9.99)%            21.30%++**
Ratios (to average net assets)/Supplemental data(S):
  Expenses## ..........................................       0.88%              0.86%              0.94%              1.00%+
  Net investment income (loss) ........................      (0.18)%            (0.11)%            (0.06)%             2.61%+
Portfolio turnover ....................................         98%               123%                86%                 4%
Net assets at end of period (000 Omitted) .............     $38,486            $74,471            $86,823            $9,158

----------
(S) The investment adviser agreed to maintain the expenses of the Strategic Growth Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
    Net investment loss ...............................     $ --               $ --               $ --               $(0.01)
    Ratios (to average net assets):
      Expenses## ......................................       --                 --                 --                 4.01%+
      Net investment loss .............................       --                 --                 --                (0.40)%+

                                                          Year Ended         Period Ended
                                                          December 31,       December 31,
SERVICE CLASS SHARES ..................................      2002               2001***
                                                            ------             ------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period ................     $ 8.05             $ 8.21
                                                            ------             ------
Income (loss) from investment operations# --
  Net investment loss .................................     $(0.02)            $(0.01)
  Net realized and unrealized loss on
    investments and foreign currency ..................      (2.41)             (0.15)++++
                                                            ------             ------
    Total from investment operations ..................     $(2,43)            $(0.16)
                                                            ------             ------
Net asset value -- end of period ......................     $ 5.62             $ 8.05
                                                            ======             ======
Total return(+) .......................................     (30.19)%            (1.95)%++
Ratios (to average net assets)/Supplemental data:
  Expenses## ..........................................       1.13%              1.11%+
  Net investment loss .................................      (0.38)%            (0.27)%+
Portfolio turnover ....................................         98                123%
Net assets at end of period (000 Omitted) .............     $4,997             $1,989

----------
   * For the period from the commencement of the series' investment operations, October 29, 1999, through December 31, 1999.
  ** The investment adviser voluntarily agreed to make a capital contribution of $126,028 to the Strategic Growth Series in order to equate the series' total return for the period to that of another MFS fund with the same portfolio manager and investment objective. To the extent the investment adviser had not made this capital contribution, the total return of the series would have been 10.16%.
 *** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
++++ The per share amount is not in accordance with net realized and unrealized gain/loss for the period because of the timing of sales of series shares, and the amount of per share realized and unrealized gains and losses at such time.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from certain expense offset arrangements.
 (+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
     Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.



STRATEGIC INCOME SERIES
................................................................................................................................
                                                                         Year Ended December 31,
                                          -------------------------------------------------------------------------------------
INITIAL CLASS SHARES ..............       2002               2001               2000               1999                1998*
                                         ------             ------             ------             ------              ------
Per share data (for a share
  outstanding throughout each period):
Net asset value -- beginning of
  period ..........................      $10.04             $10.10             $10.25             $10.04              $10.00**
                                         ------             ------             ------             ------              ------
Income (loss) from investment
  operations# --
  Net investment income ...........      $ 0.57             $ 0.67             $ 0.79             $ 0.70              $ 0.42
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency ......................        0.16              (0.34)             (0.51)             (0.25)              (0.38)
                                         ------             ------             ------             ------              ------
    Total from investment operations     $ 0.73             $ 0.33             $ 0.28             $ 0.45              $ 0.04
                                         ------             ------             ------             ------              ------
Less distributions declared to
  shareholders --
  From net investment income ......      $(0.46)            $(0.35)            $(0.43)            $(0.14)             $ --
  From net realized gain on
    investments and foreign currency
    transactions ..................        --                (0.03)              --                (0.04)               --
  In excess of net realized gain on
    investments and foreign currency
    transactions ..................        --                (0.01)              --                (0.06)               --
                                         ------             ------             ------             ------              ------
    Total distributions declared to
      shareholders ................      $(0.46)            $(0.39)            $(0.43)            $(0.24)             $ --
                                         ------             ------             ------             ------              ------
Net asset value -- end of period ..      $10.31             $10.04             $10.10             $10.25              $10.04
                                         ======             ======             ======             ======              ======
Total return(+) ...................        7.52%              3.31%              2.87%              4.61%               0.40%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses## ......................        0.86%              1.01%              0.98%              1.08%               1.29%+
  Net investment income ...........        5.74%              6.69%              7.90%              6.90%               6.52%+
Portfolio turnover ................         137%               179%               107%               150%                182%
Net assets at end of period (000
  Omitted) ........................      $56,980            $47,813            $33,323            $19,683             $7,780

----------
(S) The investment adviser voluntarily waived a portion of its fee for the Strategic Income Series for the period indicated. If the fee had been incurred by the series, the net investment income per share and the ratios would have been:
    Net investment income .........      $ --               $ --               $ --               $ --                $ 0.41
    Ratios (to average net assets):
      Expenses## ..................        --                 --                 --                 --                  1.42%+
      Net investment income .......        --                 --                 --                 --                  6.41%+

                                       Year Ended         Period Ended
                                       December 31,       December 31,
SERVICE CLASS SHARES ..............       2002               2001***
                                         ------             ------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning of
  period ..........................      $10.03             $ 9.91
                                         ------             ------
Income from investment operations# --
  Net investment income ...........      $ 0.53             $ 0.21
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency ..............        0.18              (0.09)
                                         ------             ------
    Total from investment
      operations ..................      $ 0.71             $ 0.12
                                         ------             ------
Less distributions declared to
  shareholders from net investment
  income ..........................      $(0.46)            $ --
                                         ------             ------
    Total distributions declared to
      shareholders ................      $(0.46)            $ 0.00
                                         ------             ------
Net asset value -- end of period ..      $10.28             $10.03
                                         ======             ======
Total return(+) ...................        7.31%              3.20%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses## ......................        1.11%              1.26%+
  Net investment income ...........        5.41%              6.00%+
Portfolio turnover ................         137%               179%
Net assets at end of period (000
  Omitted) ........................      $12,979            $2,585

----------
  * For the period from the commencement of the series' investment operations, May 6, 1998 through December 31, 1998.
 ** Net asset value on date of commencement of operations.
*** For the period from the commencement of the Service Class Shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S) As required, effective January 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December
    31, 2001 was to decrease net investment income per share by $0.01, and increase realized and unrealized gains and losses per share by $0.06 and decrease the ratio of net investment income to average net assets decreased by 0.01%. The effect of this change on the Service Class for the same period was to share net investment income per share by less than $0.01, increase realized and unrealized gains and losses by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.06%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



STRATEGIC VALUE SERIES
..................................................................................................
                                                                                  Period Ended
                                                                                  December 31,
INITIAL CLASS SHARES                                                                   2002*
                                                                                       ------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period ...................................             $10.00
                                                                                       ------
Income (loss) from investment operations# --
  Net investment income(S) ...............................................             $ 0.07
  Net realized and unrealized loss on investments and foreign currency ...              (2.17)
                                                                                       ------
    Total from investment operations .....................................             $(2.10)
                                                                                       ------
Net asset value -- end of period .........................................             $ 7.90
                                                                                       ======
Total return(+) ..........................................................             (21.00)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses## .............................................................               1.01%+
  Net investment income ..................................................               0.89%+
Portfolio turnover .......................................................                 53%
Net assets at end of period (000 Omitted) ................................             $    6

----------
(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management fee, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
    Net investment loss ..................................................             $(0.35)
    Ratios (to average net assets):
      Expenses## .........................................................               6.20%+
      Net investment loss ................................................              (4.30)%+

                                                                                    Period Ended
                                                                                    December 31,
SERVICE CLASS SHARES                                                                   2002*
                                                                                    -------------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period ...................................             $10.00
                                                                                       ------
Income (loss) from investment operations# --
  Net investment income(S)(S) ............................................             $ 0.06
  Net realized and unrealized loss on investments and foreign currency ...              (2.16)
                                                                                       ------
    Total from investment operations .....................................             $(2.10)
                                                                                       ------
Net asset value -- end of period .........................................             $ 7.90
                                                                                       ======
Total return(+) ..........................................................             (21.00)%++
Ratios (to average net assets)/Supplemental data(S)(S):
  Expenses## .............................................................               1.26%+
  Net investment income ..................................................               0.81%+
Portfolio turnover .......................................................                 53%
Net assets at end of period (000 Omitted) ................................             $1,072

----------
(S)(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management and distribution fees, in excess of
       0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
       Net investment loss ...............................................               $(0.33)
       Ratios (to average net assets):
         Expenses## ......................................................                 6.45%+
         Net investment loss .............................................                (4.38)%+

----------
  * For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2002.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.



TECHNOLOGY SERIES
....................................................................................................................
                                                                Year Ended December 31,                Period Ended
                                                             ------------------------------            December 31,
INITIAL CLASS SHARES ....................................      2002                 2001                   2000*
                                                              ------               ------                 ------
Per share data (for a share outstanding throughout each
  period):
Net asset value -- beginning of period ..................     $ 5.22               $ 8.52                 $10.00
                                                              ------               ------                 ------
Income (loss) from investment operations# --
  Net investment income (loss)(S) .......................     $(0.02)              $(0.02)                $ 0.01
  Net realized and unrealized loss on investments and
    foreign currency ....................................      (2.38)               (3.28)                 (1.49)
                                                              ------               ------                 ------
    Total from investment operations ....................     $(2.40)              $(3.30)                $(1.48)
                                                              ------               ------                 ------
Less distributions declared to shareholders --
  From net investment income ............................     $ --                 $ -- +++               $ --
  In excess of net investment income ....................       --                 -- +++                   --
                                                              ------               ------                 ------
    Total distributions declared to shareholders ........     $ --                 $ -- +++               $ --
                                                              ------               ------                 ------
Net asset value -- end of period ........................     $ 2.82               $ 5.22                 $ 8.52
                                                              ======               ======                 ======
Total return(+) .........................................     (45.98)%             (38.87)%               (14.60)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses## ............................................       0.91%                0.90%                  1.02%+
  Net investment income (loss) ..........................      (0.61)%              (0.39)%                 0.09%+
Portfolio turnover ......................................        210%                 310%                   271%
Net assets at end of period (000 Omitted) ...............     $14,020              $33,855                $31,907

----------
(S) The investment adviser agreed to maintain the expenses of the Technology Series, exclusive of management fees, at not more than 0.25% of average daily net assets for the period indicated. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss .................................                                                    -- +++
    Ratios (to average net assets):
      Expenses## ........................................                                                   1.16%+
      Net investment loss ...............................                                                  (0.05)%+

                                                            Year Ended           Period Ended
                                                            December 31,         December 31,
SERVICE CLASS SHARES ....................................      2002                 2001**
                                                              ------               ------
Per share data (for a share outstanding throughout each
  period):
Net asset value -- beginning of period ..................     $ 5.22               $ 5.32
                                                              ------               ------
Income (loss) from investment operations# --
  Net investment loss ...................................     $(0.03)              $(0.02)
  Net realized and unrealized loss on investments and
    foreign currency ....................................      (2.39)               (0.08)
                                                              ------               ------
    Total from investment operations ....................     $(2.42)              $(0.10)
                                                              ------               ------
Net asset value -- end of period ........................     $ 2.80               $ 5.22
                                                              ======               ======
Total return(+) .........................................     (46.36)%              (1.88)%++
Ratios (to average net assets)/Supplemental data:
  Expenses## ............................................       1.16%                1.15%+
  Net investment loss ...................................      (0.85)%              (0.90)%+
Portfolio turnover ......................................        210%                 310%
Net assets at end of period (000 Omitted) ...............     $1,509               $  947

----------
  * For the period from the commencement of the series' investment operations, June 16, 2000, through December 31,
    2000.
 ** For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.



TOTAL RETURN SERIES
................................................................................................................................
                                                                    Year Ended December 31,
                                       ----------------------------------------------------------------------------------------
INITIAL CLASS SHARES ..............        2002               2001               2000               1999                1998
                                         ------             ------             ------             ------              ------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value --
  beginning of period .............      $17.95             $19.69             $18.76             $21.26              $21.32
                                         ------             ------             ------             ------              ------
Income (loss) from
  investment operations# --
  Net investment income(S) ........      $ 0.50             $ 0.57             $ 0.66             $ 0.65              $ 0.73
  Net realized and
    unrealized gain (loss)
    on investments and
    foreign currency ..............       (1.44)             (0.46)              2.20               0.04                1.67
                                         ------             ------             ------             ------              ------
    Total from investment
      operations ..................      $(0.94)            $ 0.11             $ 2.86             $ 0.69              $ 2.40
                                         ------             ------             ------             ------              ------
Less distributions declared
  to shareholders --
  From net investment
    income ........................      $(0.55)            $(0.66)            $(0.71)            $(0.71)             $(0.69)
  From net realized gain on
    investments and foreign
    currency transactions .........       (0.47)             (1.19)             (1.22)             (2.48)              (1.77)
  In excess of net realized
    gain on investments and
    foreign currency
    transactions ..................       (0.09)              --                 --                 --                  --
                                         ------             ------             ------             ------              ------
    Total distributions
      declared to shareholders ....      $(1.11)            $(1.85)            $(1.93)            $(3.19)             $(2.46)
                                         ------             ------             ------             ------              ------
Net asset value -- end of period ..      $15.90             $17.95             $19.69             $18.76              $21.26
                                         ======             ======             ======             ======              ======
Total return(+) ...................       (5.69)%             0.52%             16.77%              2.84%              11.71%
Ratios (to average net
  assets)/Supplemental data:
  Expenses## ......................        0.70%              0.70%              0.70%              0.69%               0.70%
  Net investment income(S) ........        2.95%              3.13%              3.60%              3.30%               3.47%
Portfolio turnover ................          82%               101%                94%               113%                116%
Net assets at end of period
  (000 Omitted) ...................   $1,571,494         $1,872,185         $1,841,586         $1,879,946          $1,942,111

                                       Year Ended         Period Ended
                                       December 31,       December 31,
SERVICE CLASS SHARES ..............       2002               2001*
                                         ------             ------
Per share data (for a
  share outstanding
  throughout each period):
Net asset value --
  beginning of period .............      $17.93             $17.94
                                         ------             ------
Income (loss) from
  investment operations# --
  Net investment income(S) ........      $ 0.45             $ 0.33
  Net realized and
    unrealized loss on
    investments and
    foreign currency ..............       (1.43)             (0.34)
                                         ------             ------
    Total from investment
      operations ..................      $(0.98)            $(0.01)
                                         ------             ------
Less distributions
  declared to shareholders --
  From net investment income ......      $(0.54)            $ --
  From net realized gain
    on investments and
    foreign currency
    transactions ..................       (0.47)              --
  In excess of net
    realized gain on
    investments and
    foreign currency
    transactions ..................       (0.09)              --
                                         ------             ------
    Total distributions
      declared to shareholders ....      $(1.10)            $ --
                                         ------             ------
Net asset value -- end of period ..      $15.85             $17.93
                                         ======             ======
Total return(+) ...................       (5.88)%            (0.06)%++
Ratios (to average net
  assets)/Supplemental
  data:
  Expenses## ......................        0.95%              0.97%+
  Net investment income(S)(S) .....        2.77%              2.35%+
Portfolio turnover ................          82%               101%
Net assets at end of
  period (000 Omitted) ............      $152,768           $39,015

----------
     * For the period from the inception of Service Class Shares, August 24, 2001, through December 31, 2001.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
   (+) The total return information shown above does not reflect expenses that apply to the separate accounts established by
       Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   (S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended
       December 31, 2001 was to decrease net investment income per share by less than $0.05, increase net realized and unrealized gains and losses per share by less than $0.05 and decrease the ratio of net investment income to average net assets by 0.38%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended
       December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01 and decrease the ratio of net investment income to average net assets by 0.05%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.



UTILITIES SERIES
................................................................................................................................
                                                                         Year Ended December 31,
                                           ------------------------------------------------------------------------------------
INITIAL CLASS SHARES ..............        2002               2001               2000               1999                1998
                                         ------             ------             ------             ------              ------
Per share data (for a share
  outstanding throughout each period):
Net asset value -- beginning of
  period ..........................      $12.61             $19.08             $19.84             $17.08              $16.41
                                         ------             ------             ------             ------              ------
Income (loss) from investment
  operations#(S) --
  Net investment income ...........      $ 0.26             $ 0.35             $ 0.80             $ 0.35              $ 0.44
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency ......................       (3.22)             (4.46)              0.49               4.52                2.30
                                         ------             ------             ------             ------              ------
    Total from investment operations     $(2.96)            $(4.11)            $ 1.29             $ 4.87              $ 2.74
                                         ------             ------             ------             ------              ------
Less distributions declared to
  shareholders --
  From net investment income ......      $(0.37)            $(0.63)            $(0.24)            $(0.30)             $(0.31)
  From net realized gain on
    investments and foreign currency
    transactions ..................        --                (1.71)             (1.81)             (1.81)              (1.76)
  In excess of net investment income       --                (0.00)+++           --                 --                  --
  In excess of net realized gain on
    investments and foreign currency
    transactions ..................        --                (0.02)              --                 --                  --
                                         ------             ------             ------             ------              ------
    Total distributions declared to
      shareholders ................      $(0.37)            $(2.36)            $(2.05)            $(2.11)             $(2.07)
                                         ------             ------             ------             ------              ------
Net asset value -- end of period ..      $ 9.28             $12.61             $19.08             $19.84              $17.08
                                         ======             ======             ======             ======              ======
Total return(+) ...................      (23.87)%           (24.34)%             7.00%             31.30%              17.54%
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ......................        0.82%              0.78%              0.80%              0.82%               0.86%
  Net investment income(S) ........        2.55%              2.25%              4.11%              2.01%               2.68%
Portfolio turnover ................          79%               104%               118%               139%                148%
Net assets at end of period (000
  Omitted) ........................     $241,772           $467,632           $622,564           $408,901            $226,292

                                        Year Ended        Period Ended
                                       December 31,       December 31,
SERVICE CLASS SHARES ..............       2002               2001*
                                         ------             ------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning of
  period ..........................      $12.59             $14.01
                                         ------             ------
Income (loss) from investment
  operations#(S)(S) --
  Net investment income(S) ........      $ 0.24             $ 0.08
  Net realized and unrealized loss
    on investments and foreign
    currency ......................       (3.22)             (1.50)
                                         ------             ------
    Total from investment
      operations ..................      $(2.98)            $(1.42)
                                         ------             ------
Less distributions declared to
  shareholders from net investment
  income ..........................      $(0.37)            $ --
                                         ------             ------
Net asset value -- end of period ..      $ 9.24             $12.59
                                         ======             ======
Total return(+) ...................      (24.09)%           (10.14)%++
Ratios (to average net assets)/
Supplemental data:
  Expenses## ......................        1.07%              1.05%+
  Net investment income(S)(S) .....        2.41%              1.60%+
Portfolio turnover ................          79%               104%
Net assets at end of period (000
  Omitted) ........................      $12,763            $7,919

----------
   (S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended
       December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.03%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended
       December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.02%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
     * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $(0.01).
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
   (+) The total return information shown above does not reflect expenses that apply to the separate accounts established by
       Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.



VALUE SERIES
................................................................................................................................
                                                              Year Ended December 31,                             Period Ended
                                       ---------------------------------------------------------------------      December 31,
INITIAL CLASS SHARES ..............        2002               2001               2000               1999                1998*
                                         ------             ------             ------             ------              ------
Per share data (for a share
  outstanding throughout each period):
Net asset value -- beginning of
  period ..........................      $12.88             $14.45             $11.21             $10.50              $10.00
                                         ------             ------             ------             ------              ------
Income (loss) from investment
  operations# --
  Net investment income(S) ........      $ 0.19             $ 0.17             $ 0.20             $ 0.20              $ 0.14
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency ......................       (1.93)             (0.55)              3.16               0.54                0.36
                                         ------             ------             ------             ------              ------
    Total from investment operations     $(1.74)            $(0.38)            $ 3.36             $ 0.74              $ 0.50
                                         ------             ------             ------             ------              ------
Less distributions declared to
  shareholders --
  From net investment income ......      $(0.09)            $(0.75)            $(0.07)            $(0.03)             $ --
  From net realized gain on
    investments and foreign currency
    transactions ..................        --                 --                (0.42)             (0.05)               --
  In excess of net realized gain on
    investments and foreign currency
    transactions ..................        --                 --                (0.02)              --                  --
                                         ------             ------             ------             ------              ------
    Total distributions declared to
      shareholders ................      $(0.09)            $(1.19)            $(0.12)            $(0.03)             $ --
                                         ------             ------             ------             ------              ------
Net asset value -- end of period ..      $11.05             $12.88             $14.45             $11.21              $10.50
                                         ======             ======             ======             ======              ======
Total return(+) ...................      (13.58)%            (7.46)%            30.25%              7.05%               5.00%++
Ratios (to average net assets)/
Supplemental data(S):
  Expenses## ......................        0.83%              0.85%              0.87%              1.01%               1.03%+
  Net investment income ...........        1.57%              1.31%              1.66%              1.81%               2.16%+
Portfolio turnover ................          51%                63%                85%                76%                101%
Net assets at end of period (000
  Omitted) ........................     $266,892           $288,239           $124,221            $41,172              $8,493

----------
(S) The investment adviser agreed to maintain the expenses of the Value Series, exclusive of management fee, at not more than
    0.25% of average daily net assets for the period indicated. To the extent actual expenses were over this limitation, the net investment income per share and ratios would have been:
    Net investment income .........      $ --               $ --               $ --               $ --                $ 0.11
    Ratios (to average net assets):
      Expenses## ..................        --                 --                 --                 --                  1.51%+
      Net investment income .......        --                 --                 --                 --                  1.68%+

                                         Year Ended       Period Ended
                                        December 31,      December 31,
SERVICE CLASS SHARES ..............       2002               2001**
                                         ------             ------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning of
  period ..........................      $12.86             $13.12
                                         ------             ------
Income (loss) from investment
  operations# --
  Net investment income ...........      $ 0.17             $ 0.05
  Net realized and unrealized loss
    on investments and foreign
    currency ......................       (1.93)             (0.31)
                                         ------             ------
    Total from investment
      operations ..................      $(1.76)            $(0.26)
                                         ------             ------
Less distributions declared to
  shareholders from net investment
  income ..........................      $(0.09)            $ --
                                         ------             ------
Net asset value -- end of period ..      $11.01             $12.86
                                         ======             ======
Total return(+) ...................      (13.77)%            (1.98)%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ......................        1.08%              1.11%+
  Net investment income ...........        1.41%              1.00%+
Portfolio turnover ................          51%                63%
Net assets at end of period (000
  Omitted) ........................      $46,646            $16,481

----------
  * For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998.
 ** For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
    Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.


----------
APPENDIX A
----------

o   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective, the series may engage in any of the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective and, with respect to the Money Market Series, the rules governing money market funds. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (x) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return
    Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES
    ............................................................................................................................
    SYMBOLS    x series uses, or currently anticipates using        -- permitted, but series does not currently anticipate using
    ----------------------------------------------------------------------------------------------------------------------------
                                                                                  CAPITAL             CAPITAL           EMERGING
                                                                    BOND        APPRECIATION       OPPORTUNITIES         GROWTH
                                                                   SERIES          SERIES              SERIES            SERIES
                                                                -----------     ------------       -------------      -------------
    Debt Securities
      Asset-Backed Securities
        Collateralized Mortgage Obligations and Multiclass
          Pass-Through Securities                                    x               --                   --                --
        Corporate Asset-Backed Securities                            x               --                   --                --
        Mortgage Pass-Through Securities                             x               --                   --                --
        Stripped Mortgage-Backed Securities                          x               --                   --                --
      Corporate Securities                                           x               x                    x                 x
      Loans and Other Direct Indebtedness                            x               --                   --                --
      Lower Rated Bonds                                              x               x                    x                 x
      Municipal Bonds                                                x               --                   --                --
      U.S. Government Securities                                     x               x                    x                 x
      Variable and Floating Rate Obligations                         x               x                    x                 x
      Zero Coupon Bonds, Deferred
        Interest Bonds and PIK Bonds                                 x               x                    x                 x
    Equity Securities                                                x               x                    x                 x
    Foreign Securities Exposure
      Brady Bonds                                                    x               x                    x                 --
      Depositary Receipts                                            x               x                    x                 x
      Dollar-Denominated Foreign Debt Securities                     x               x                    --                --
      Emerging Markets                                               x               x                    x                 x
      Foreign Securities                                             x               x                    x                 x
    Forward Contracts                                                x               x                    x                 x
    Futures Contracts                                                x               x                    x                 x
    Indexed Securities/Structured Products                           x               x                    --                --
    Inverse Floating Rate Obligations                                --              --                   --                --
    Investment in Other Investment Companies
      Open-End Funds                                                 x               x                    x                 x
      Closed-End Funds                                               x               x                    x                 x
    Lending of Portfolio Securities                                  x               x                    x                 x
    Leveraging Transactions
      Bank Borrowings                                                --              --                   --                --
      Mortgage "Dollar-Roll" Transactions                            x               x                    x                 x
      Reverse Repurchase Agreements                                  --              --                   --                --
    Options
      Options on Foreign Currencies                                  x               x                    x                 x
      Options on Futures Contracts                                   x               x                    x                 x
      Options on Securities                                          x               x                    x                 x
      Options on Stock Indices                                       --              x                    x                 x
      Reset Options                                                  --              --                   --                --
      "Yield Curve" Options                                          x               --                   --                --
    Repurchase Agreements                                            x               x                    x                 x

    Short Sales                                                      --              x                    x                 x

    Short Term Instruments                                           x               x                    x                 x
    Swaps and Related Derivative Instruments                         x               --                   --                --
    Temporary Borrowings                                             x               x                    x                 x
    Temporary Defensive Positions                                    x               x                    x                 x
    "When-Issued" Securities                                         x               x                    x                 x

INVESTMENT TECHNIQUES/PRACTICES
.............................................................................................................................
SYMBOLS    x series uses, or currently anticipates using        -- permitted, but series does not currently anticipate using
----------------------------------------------------------------------------------------------------------------------------
                                                              EMERGING      GLOBAL ASSET           GLOBAL            GLOBAL
                                                           MARKETS EQUITY    ALLOCATION          GOVERNMENTS         GROWTH
                                                               SERIES          SERIES              SERIES            SERIES
                                                           --------------   ------------        ------------      -------------
Debt Securities
  Asset-Backed Securities
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                    --              x                    --                --
    Corporate Asset-Backed Securities                            --              x                    --                --
    Mortgage Pass-Through Securities                             --              x                    x                 --
    Stripped Mortgage-Backed Securities                          --              x                    x                 --
  Corporate Securities                                           x               x                    --                x
  Loans and Other Direct Indebtedness                            --              x                    x                 --
  Lower Rated Bonds                                              x               x                    x                 x
  Municipal Bonds                                                --              x                    x                 --
  U.S. Government Securities                                     x               x                    x                 x
  Variable and Floating Rate Obligations                         x               x                    x                 x
  Zero Coupon Bonds, Deferred
    Interest Bonds and PIK Bonds                                 x               x                    x                 x
Equity Securities                                                x               x                    x                 x
Foreign Securities Exposure
  Brady Bonds                                                    x               x                    x                 --
  Depositary Receipts                                            x               x                    x                 x
  Dollar-Denominated Foreign Debt Securities                     x               x                    x                 --
  Emerging Markets                                               x               x                    x                 x
  Foreign Securities                                             x               x                    x                 x
Forward Contracts                                                x               x                    x                 x
Futures Contracts                                                x               x                    x                 x
Indexed Securities/Structured Products                           x               x                    x                 --
Inverse Floating Rate Obligations                                --              x                    x                 --
Investment in Other Investment Companies
  Open-End Funds                                                 x               x                    x                 x
  Closed-End Funds                                               x               x                    x                 x
Lending of Portfolio Securities                                  x               x                    x                 x
Leveraging Transactions
  Bank Borrowings                                                --              --                   --                --
  Mortgage "Dollar-Roll" Transactions                            --              x                    --                x
  Reverse Repurchase Agreements                                  --              --                   --                --
Options
  Options on Foreign Currencies                                  x               x                    x                 x
  Options on Futures Contracts                                   x               x                    x                 x
  Options on Securities                                          x               x                    x                 x
  Options on Stock Indices                                       x               x                    x                 x
  Reset Options                                                  --              x                    x                 --
  "Yield Curve" Options                                          --              x                    x                 --
Repurchase Agreements                                            x               x                    x                 x

Short Sales                                                      x               x                    --                x

Short Term Instruments                                           x               x                    x                 x
Swaps and Related Derivative Instruments                         --              x                    x                 --
Temporary Borrowings                                             x               x                    x                 x
Temporary Defensive Positions                                    x               x                    x                 x
"When-Issued" Securities                                         x               x                    x                 x

INVESTMENT TECHNIQUES/PRACTICES
.............................................................................................................................
SYMBOLS    x series uses, or currently anticipates using        -- permitted, but series does not currently anticipate using
----------------------------------------------------------------------------------------------------------------------------
                                                               GLOBAL          GLOBAL            GOVERNMENT           HIGH
                                                         TELECOMMUNICATIONS  TOTAL RETURN        SECURITIES           YIELD
                                                               SERIES          SERIES              SERIES            SERIES
                                                         -----------------  ------------        ------------      -------------
Debt Securities
  Asset-Backed Securities
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                    --              x                    x                 x
    Corporate Asset-Backed Securities                            x               x                    --                x
    Mortgage Pass-Through Securities                             x               x                    x                 x
    Stripped Mortgage-Backed Securities                          --              --                   --                --
  Corporate Securities                                           x               x                    --                x
  Loans and Other Direct Indebtedness                            x               x                    --                x
  Lower Rated Bonds                                              x               x                    --                x
  Municipal Bonds                                                --              x                    --                --
  U.S. Government Securities                                     x               x                    x                 x
  Variable and Floating Rate Obligations                         x               x                    x                 x
  Zero Coupon Bonds, Deferred
    Interest Bonds and PIK Bonds                                 x               x                    x                 x
Equity Securities                                                x               x                    --                x
Foreign Securities Exposure
  Brady Bonds                                                    x               x                    --                x
  Depositary Receipts                                            x               x                    --                --
  Dollar-Denominated Foreign Debt Securities                     x               x                    --                x
  Emerging Markets                                               x               x                    --                x
  Foreign Securities                                             x               x                    --                x
Forward Contracts                                                x               x                    --                x
Futures Contracts                                                x               x                    x                 x
Indexed Securities/Structured Products                           --              x                    x                 x
Inverse Floating Rate Obligations                                --              x                    --                --
Investment in Other Investment Companies
  Open-End Funds                                                 x               x                    x                 x
  Closed-End Funds                                               x               x                    x                 x
Lending of Portfolio Securities                                  x               x                    x                 x
Leveraging Transactions
  Bank Borrowings                                                --              --                   --                --
  Mortgage "Dollar-Roll" Transactions                            --              x                    x                 x
  Reverse Repurchase Agreements                                  --              --                   --                --
Options
  Options on Foreign Currencies                                  x               x                    --                --
  Options on Futures Contracts                                   x               x                    x                 --
  Options on Securities                                          x               x                    --                --
  Options on Stock Indices                                       x               x                    --                --
  Reset Options                                                  --              x                    --                --
  "Yield Curve" Options                                          --              x                    --                --
Repurchase Agreements                                            x               x                    x                 x

Short Sales                                                      x               x                    --                --

Short Term Instruments                                           x               x                    x                 x
Swaps and Related Derivative Instruments                         x               x                    --                x
Temporary Borrowings                                             x               x                    x                 x
Temporary Defensive Positions                                    x               x                    x                 x
"When-Issued" Securities                                         x               x                    x                 x

INVESTMENT TECHNIQUES/PRACTICES
.............................................................................................................................
SYMBOLS    x series uses, or currently anticipates using        -- permitted, but series does not currently anticipate using
----------------------------------------------------------------------------------------------------------------------------

                                                                                                                 MASSACHUSETTS
                                                            INTERNATIONAL   INTERNATIONAL          MANAGED          INVESTORS
                                                               GROWTH           VALUE              SECTORS        GROWTH STOCK
                                                               SERIES          SERIES              SERIES            SERIES
                                                           --------------   ------------        ------------      -------------
Debt Securities
  Asset-Backed Securities
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                    --              x                    --                --
    Corporate Asset-Backed Securities                            --              --                   --                --
    Mortgage Pass-Through Securities                             --              x                    --                --
    Stripped Mortgage-Backed Securities                          --              --                   --                --
  Corporate Securities                                           x               x                    --                --
  Loans and Other Direct Indebtedness                            x               x                    --                --
  Lower Rated Bonds                                              --              x                    --                --
  Municipal Bonds                                                --              --                   --                --
  U.S. Government Securities                                     x               x                    x                 --
  Variable and Floating Rate Obligations                         x               x                    x                 x
  Zero Coupon Bonds, Deferred
    Interest Bonds and PIK Bonds                                 x               x                    x                 --
Equity Securities                                                x               x                    x                 x
Foreign Securities Exposure
  Brady Bonds                                                    x               x                    --                --
  Depositary Receipts                                            x               x                    x                 x
  Dollar-Denominated Foreign Debt Securities                     --              x                    --                --
  Emerging Markets                                               x               x                    x                 x
  Foreign Securities                                             x               x                    x                 x
Forward Contracts                                                x               x                    x                 x
Futures Contracts                                                x               x                    x                 x
Indexed Securities/Structured Products                           x               x                    --                --
Inverse Floating Rate Obligations                                --              --                   --                --
Investment in Other Investment Companies
  Open-End Funds                                                 x               x                    x                 x
  Closed-End Funds                                               x               x                    x                 x
Lending of Portfolio Securities                                  x               x                    x                 x
Leveraging Transactions
  Bank Borrowings                                                --              --                   --                --
  Mortgage "Dollar-Roll" Transactions                            --              x                    x                 x
  Reverse Repurchase Agreements                                  --              x                    --                --
Options
  Options on Foreign Currencies                                  x               x                    x                 x
  Options on Futures Contracts                                   x               x                    x                 x
  Options on Securities                                          x               x                    x                 x
  Options on Stock Indices                                       x               x                    x                 x
  Reset Options                                                  --              --                   --                --
  "Yield Curve" Options                                          x               x                    --                --
Repurchase Agreements                                            x               x                    x                 x
Short Sales                                                      x               x                    x                 x
Short Term Instruments                                           x               x                    x                 x
Swaps and Related Derivative Instruments                         x               x                    --                --
Temporary Borrowings                                             x               x                    x                 x
Temporary Defensive Positions                                    x               x                    x                 x
"When-Issued" Securities                                         x               x                    x                 x

INVESTMENT TECHNIQUES/PRACTICES
.............................................................................................................................
SYMBOLS    x series uses, or currently anticipates using        -- permitted, but series does not currently anticipate using
----------------------------------------------------------------------------------------------------------------------------
                                                            MASSACHUSETTS      MID CAP             MID CAP            MONEY
                                                           INVESTORS TRUST     GROWTH               VALUE            MARKET
                                                               SERIES          SERIES              SERIES            SERIES
                                                           --------------   ------------        ------------      -------------
Debt Securities
  Asset-Backed Securities
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                    --              --                   x                 --
    Corporate Asset-Backed Securities                            --              --                   x                 x
    Mortgage Pass-Through Securities                             --              --                   x                 --
    Stripped Mortgage-Backed Securities                          --              --                   x                 --
  Corporate Securities                                           x               x                    x                 x
  Loans and Other Direct Indebtedness                            --              --                   x                 --
  Lower Rated Bonds                                              --              x                    x                 --
  Municipal Bonds                                                --              --                   x                 --
  U.S. Government Securities                                     x               x                    x                 x
  Variable and Floating Rate Obligations                         x               x                    x                 x
  Zero Coupon Bonds, Deferred
    Interest Bonds and PIK Bonds                                 x               x                    x                 x
Equity Securities                                                x               x                    x                 --
Foreign Securities Exposure
  Brady Bonds                                                    --              --                   x                 --
  Depositary Receipts                                            x               x                    x                 --
  Dollar-Denominated Foreign Debt Securities                     --              --                   x                 x
  Emerging Markets                                               x               x                    x                 --
  Foreign Securities                                             x               x                    x                 --
Forward Contracts                                                x               x                    x                 --
Futures Contracts                                                x               x                    x                 --
Indexed Securities/Structured Products                           --              --                   x                 --
Inverse Floating Rate Obligations                                --              --                   --                --
Investment in Other Investment Companies
  Open-End Funds                                                 x               x                    x                 x
  Closed-End Funds                                               x               x                    x                 x
Lending of Portfolio Securities                                  x               x                    x                 x
Leveraging Transactions
  Bank Borrowings                                                x               --                   --                --
  Mortgage "Dollar-Roll" Transactions                            x               --                   x                 x
  Reverse Repurchase Agreements                                  --              --                   --                --
Options
  Options on Foreign Currencies                                  --              x                    x                 --
  Options on Futures Contracts                                   --              x                    x                 --
  Options on Securities                                          --              x                    x                 --
  Options on Stock Indices                                       --              x                    x                 --
  Reset Options                                                  --              --                   x                 --
  "Yield Curve" Options                                          --              --                   x                 --
Repurchase Agreements                                            x               x                    x                 x

Short Sales                                                      x               x                    x                 --

Short Term Instruments                                           x               x                    x                 x
Swaps and Related Derivative Instruments                         --              --                   --                --
Temporary Borrowings                                             x               x                    x                 x
Temporary Defensive Positions                                    x               x                    x                 x
"When-Issued" Securities                                         x               x                    x                 --

INVESTMENT TECHNIQUES/PRACTICES
.............................................................................................................................
SYMBOLS    x series uses, or currently anticipates using        -- permitted, but series does not currently anticipate using
----------------------------------------------------------------------------------------------------------------------------
                                                                                                  RESEARCH
                                                                 NEW                               GROWTH           RESEARCH
                                                              DISCOVERY       RESEARCH           AND INCOME       INTERNATIONAL
                                                               SERIES          SERIES              SERIES            SERIES
                                                           --------------   ------------        ------------      -------------
Debt Securities
  Asset-Backed Securities
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                    --              --                   --                --
    Corporate Asset-Backed Securities                            --              --                   --                --
    Mortgage Pass-Through Securities                             --              --                   --                x
    Stripped Mortgage-Backed Securities                          --              --                   --                --
  Corporate Securities                                           x               x                    --                x
  Loans and Other Direct Indebtedness                            --              --                   --                --
  Lower Rated Bonds                                              x               x                    --                --
  Municipal Bonds                                                --              --                   --                --
  U.S. Government Securities                                     x               x                    x                 x
  Variable and Floating Rate Obligations                         x               x                    x                 --
  Zero Coupon Bonds, Deferred
    Interest Bonds and PIK Bonds                                 x               --                   --                --
Equity Securities                                                x               x                    x                 x
Foreign Securities Exposure
  Brady Bonds                                                    --              --                   --                --
  Depositary Receipts                                            x               x                    x                 x
  Dollar-Denominated Foreign Debt Securities                     x               x                    x                 x
  Emerging Markets                                               x               x                    x                 x
  Foreign Securities                                             x               x                    x                 x
Forward Contracts                                                x               x                    x                 x
Futures Contracts                                                x               --                   x                 x
Indexed Securities/Structured Products                           x               x                    x                 x
Inverse Floating Rate Obligations                                --              --                   --                --
Investment in Other Investment Companies
  Open-End Funds                                                 x               x                    x                 x
  Closed-End Funds                                               x               x                    x                 x
Lending of Portfolio Securities                                  x               x                    x                 x
Leveraging Transactions
  Bank Borrowings                                                --              --                   --                --
  Mortgage "Dollar-Roll" Transactions                            x               x                    x                 x
  Reverse Repurchase Agreements                                  --              --                   --                --
Options
  Options on Foreign Currencies                                  x               --                   x                 x
  Options on Futures Contracts                                   x               --                   x                 x
  Options on Securities                                          x               --                   x                 x
  Options on Stock Indices                                       x               --                   x                 x
  Reset Options                                                  x               --                   x                 x
  "Yield Curve" Options                                          x               --                   x                 x
Repurchase Agreements                                            x               x                    x                 x
Short Sales                                                      x               x                    x                 x
Short Term Instruments                                           x               x                    x                 x
Swaps and Related Derivative Instruments                         x               --                   x                 x
Temporary Borrowings                                             x               x                    x                 x
Temporary Defensive Positions                                    x               x                    x                 x
"When-Issued" Securities                                         x               --                   x                 x

INVESTMENT TECHNIQUES/PRACTICES
.............................................................................................................................
SYMBOLS    x series uses, or currently anticipates using        -- permitted, but series does not currently anticipate using
----------------------------------------------------------------------------------------------------------------------------

                                                              STRATEGIC       STRATEGIC           STRATEGIC
                                                               GROWTH          INCOME               VALUE          TECHNOLOGY
                                                               SERIES          SERIES              SERIES            SERIES
                                                           --------------   ------------        ------------      -------------

Debt Securities
  Asset-Backed Securities
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                    --              x                    x                 --
    Corporate Asset-Backed Securities                            --              x                    x                 --
    Mortgage Pass-Through Securities                             --              x                    x                 x
    Stripped Mortgage-Backed Securities                          --              x                    x                 --
  Corporate Securities                                           x               x                    x                 x
  Loans and Other Direct Indebtedness                            --              x                    --                --
  Lower Rated Bonds                                              --              x                    x                 x
  Municipal Bonds                                                --              x                    --                --
  U.S. Government Securities                                     x               x                    x                 x
  Variable and Floating Rate Obligations                         --              x                    x                 --
  Zero Coupon Bonds, Deferred
    Interest Bonds and PIK Bonds                                 x               x                    x                 --
Equity Securities                                                x               x                    x                 x
Foreign Securities Exposure
  Brady Bonds                                                    --              x                    x                 --
  Depositary Receipts                                            x               x                    x                 x
  Dollar-Denominated Foreign Debt Securities                     x               x                    x                 x
  Emerging Markets                                               x               x                    x                 x
  Foreign Securities                                             x               x                    x                 x
Forward Contracts                                                x               x                    x                 x
Futures Contracts                                                x               x                    x                 x
Indexed Securities/Structured Products                           x               x                    x                 x
Inverse Floating Rate Obligations                                --              x                    --                --
Investment in Other Investment Companies
  Open-End Funds                                                 x               x                    x                 x
  Closed-End Funds                                               x               x                    x                 x
Lending of Portfolio Securities                                  x               x                    x                 x
Leveraging Transactions
  Bank Borrowings                                                x               --                   --                --
  Mortgage "Dollar-Roll" Transactions                            --              x                    --                --
  Reverse Repurchase Agreements                                  x               --                   --                --
Options
  Options on Foreign Currencies                                  x               x                    x                 x
  Options on Futures Contracts                                   x               x                    x                 x
  Options on Securities                                          x               x                    x                 x
  Options on Stock Indices                                       x               x                    x                 x
  Reset Options                                                  x               x                    x                 x
  "Yield Curve" Options                                          x               x                    x                 x
Repurchase Agreements                                            x               x                    x                 x

Short Sales                                                      x               --                   x                 x

Short Term Instruments                                           x               x                    x                 x
Swaps and Related Derivative Instruments                         x               x                    x                 x
Temporary Borrowings                                             x               x                    x                 x
Temporary Defensive Positions                                    x               x                    x                 x
"When-Issued" Securities                                         x               x                    x                 x

INVESTMENT TECHNIQUES/PRACTICES
.............................................................................................................................
SYMBOLS    x series uses, or currently anticipates using        -- permitted, but series does not currently anticipate using
----------------------------------------------------------------------------------------------------------------------------

                                                                               TOTAL
                                                                               RETURN             UTILITIES           VALUE
                                                                               SERIES              SERIES            SERIES
                                                                               ------             ---------          ------


Debt Securities
  Asset-Backed Securities
    Collateralized Mortgage Obligations and Multiclass Pass-Through Securities   x                    x                 x
    Corporate Asset-Backed Securities                                            x                    x                 x
    Mortgage Pass-Through Securities                                             x                    x                 x
    Stripped Mortgage-Backed Securities                                          x                    --                x
  Corporate Securities                                                           x                    x                 x
  Loans and Other Direct Indebtedness                                            x                    x                 x
  Lower Rated Bonds                                                              x                    x                 x
  Municipal Bonds                                                                x                    x                 x
  U.S. Government Securities                                                     x                    x                 x
  Variable and Floating Rate Obligations                                         x                    x                 x
  Zero  Coupon  Bonds,  Deferred Interest Bonds and PIK Bonds                    x                    x                 x
Equity Securities                                                                x                    x                 x
Foreign Securities Exposure
  Brady Bonds                                                                    x                    x                 x
  Depositary Receipts                                                            x                    x                 x
  Dollar-Denominated Foreign Debt Securities                                     x                    x                 x
  Emerging Markets                                                               x                    x                 x
  Foreign Securities                                                             x                    x                 x
Forward Contracts                                                                x                    x                 x
Futures Contracts                                                                --                   x                 x
Indexed Securities/Structured Products                                           x                    x                 x
Inverse Floating Rate Obligations                                                x                    --                --
Investment in Other Investment Companies
  Open-End Funds                                                                 x                    x                 x
  Closed-End Funds                                                               x                    x                 x
Lending of Portfolio Securities                                                  x                    x                 x
Leveraging Transactions
  Bank Borrowings                                                                --                   --                --
  Mortgage "Dollar-Roll" Transactions                                            x                    x                 x
  Reverse Repurchase Agreements                                                  --                   --                --
Options
  Options on Foreign Currencies                                                  --                   x                 x
  Options on Futures Contracts                                                   --                   x                 x
  Options on Securities                                                          --                   x                 x
  Options on Stock Indices                                                       --                   x                 x
  Reset Options                                                                  --                   x                 x
  "Yield Curve" Options                                                          --                   x                 x
Repurchase Agreements                                                            x                    x                 x
Short Sales                                                                      x                    x                 x
Short Term Instruments                                                           x                    x                 x
Swaps and Related Derivative Instruments                                         x                    --                x
Temporary Borrowings                                                             x                    x                 x
Temporary Defensive Positions                                                    x                    x                 x
"When-Issued" Securities                                                         x                    x                 x

MFS(R)/SUN LIFE SERIES TRUST

If you want more information about the Series Fund and its series, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the series' actual investments. Annual reports discuss the effect of recent market conditions on the series' investment strategy and the series' performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated May 1, 2003, provides more detailed information about the Series Fund and its series and is incorporated into this Prospectus by reference.


YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE SERIES FUND AND ITS SERIES, AND MAKE INQUIRIES ABOUT THE SERIES FUND AND ITS SERIES, BY CONTACTING:

    Sun Life Assurance Company of Canada (U.S.)
    Retirement Products and Services Division
    P.O. Box 1024
    Boston, MA 02103
    Telephone: 1-800-752-7215


    Information about each series (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:


    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. Reports and other information about the series are available on the EDGAR database on the Commission's Internet website at HTTP://WWW.SEC.GOV, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing the Public Reference Section at the above address.

    The Series Fund's Investment Company Act file number is 811-3732.

                                                                   SUN-PRO-5/03
                                                                       69.6M

MFS/SUN LIFE SERIES

MAY 1, 2003

[logo] M F S(R)                                         STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT                                               INFORMATION

MFS/SUN LIFE SERIES TRUST
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors, but which is not necessarily included in the Series Fund's Prospectus dated May 1, 2003, as supplemented from time to time. This SAI should be read in conjunction with the Prospectus. The Series Fund's financial statements are incorporated into this SAI by reference to the Series Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Series Fund's Prospectus and Annual Report without charge by contacting Sun Life Assurance Company of Canada (U.S.) (see back cover for address and phone number).


This SAI relates to the 31 Series of the Series Fund identified on page three hereof. Shares of these Series are offered to separate accounts of Sun Life Assurance Company of Canada (U.S.) and its affiliates that fund variable annuity and variable life insurance contracts.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                TABLE OF CONTENTS
                                                                            Page


1. Definitions ......................................................       3
2. Investment Techniques, Practices and Risks .......................       4
3. Investment Restrictions ..........................................       6
4. Management of the Series Fund ....................................       8
      Trustees and Officers -- Identification and Background ........       8
      Trustee Compensation and Standing Committees ..................      10
      Investment Adviser ............................................      14
      Administrator .................................................      18
      Custodian .....................................................      19
      Shareholder Servicing Agent ...................................      19
      Distributor ...................................................      20
5. Distribution Plan ................................................      20
6. Independent Accountants and Financial Statements .................      20
7. Additional Information with Respect to Shares of Each Series .....      20
      Purchases .....................................................      20
      Exchange Privilege ............................................      21
      Net Asset Value, Dividends and Distributions ..................      21
      Tax Status ....................................................      22
      Description of Shares, Voting Rights and Liabilities ..........      23
8. Portfolio Transactions and Brokerage Commissions .................      24
   Appendix A - Investment Techniques, Practices and Risks ..........     A-1
   Appendix B - Description of Bond Ratings .........................     B-1


1.  DEFINITIONS
"Series Fund"

                               -- MFS/Sun Life Series Trust, a Massachusetts
                                  business trust. The Series Fund changed its name from "Compass Series Trust" in January 1985. The shares of each Series will be used to fund benefits under variable annuity contracts and variable life insurance contracts. The Series Fund has 31 Series as follows:

                                        1. Bond Series*
                                        2. Capital Appreciation Series*
                                        3. Capital Opportunities Series*
                                        4. Emerging Growth Series*
                                        5. Emerging Markets Equity Series*

                                        6. Global Asset Allocation Series*
                                        7. Global Governments Series
                                        8. Global Growth Series*

                                        9. Global Telecommunications Series

                                       10. Global Total Return Series*

                                       11. Government Securities Series*
                                       12. High Yield Series
                                       13. International Growth Series*

                                       14. International Value Series*

                                       15. Managed Sectors Series
                                       16. Massachusetts Investors Growth
                                           Stock Series*
                                       17. Massachusetts Investors Trust Series*

                                       18. Mid Cap Growth Series*

                                       19. Mid Cap Value Series*
                                       20. Money Market Series*
                                       21. New Discovery Series*
                                       22. Research Series*
                                       23. Research Growth and Income Series*
                                       24. Research International Series*
                                       25. Strategic Growth Series*
                                       26. Strategic Income Series
                                       27. Strategic Value Series*
                                       28. Technology Series*
                                       29. Total Return Series*
                                       30. Utilities Series
                                       31. Value Series*


                                       ------------
                                * Diversified series of the Series Fund. This
                                  means that, with respect to 75% of its total assets, the Series may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer if, as a result, more than 5% of the Series' total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities or to investments in other investment companies.

                                  The International Growth Series was previously known as the MFS/Foreign & Colonial International Growth Series until its name was changed on September 8, 1997. The Capital Opportunities Series was previously known as the Value Series until its name was changed on March 29, 1998. The Massachusetts Investors Trust Series, Global Asset Allocation Series, Global Governments Series, Global Growth Series and Global Total Return Series were previously known as the Conservative Growth Series, World Asset Allocation Series, World Governments Series, World Growth Series and World Total Return Series, respectively, until their names were changed on April 30, 1999. The Emerging Markets Equity Series was known as the MFS/Foreign & Colonial Emerging Markets Equity Series until its name was changed on December 1, 1999. The Value Series was known as the Equity Income Series until its name was changed on May 1, 2001. The Strategic Value Series was known as the Global Health Sciences Series, and the Mid Cap Value Series was known as the International New Discovery Series, until their names were changed on April 30, 2002. The International Value Series was known as the International Investors Trust Series until its name was changed on October 16, 2002, the International Growth and Income Series until its name was changed on May 1, 2001, and MFS/Foreign & Colonial International Growth and Income Series until its name was changed on September 8, 1997.


"Sun Life of Canada (U.S.)"    -- Sun Life Assurance Company of Canada (U.S.), a
                                  Delaware corporation.

"Sun Life (N.Y.)"              -- Sun Life Insurance and Annuity Company of New
                                  York, a New York corporation.

"Contracts"                    -- Variable annuity and variable life insurance
                                  contracts and other insurance contracts issued by Sun Life of Canada (U.S.), Sun Life (N.Y.) or any of their affiliated companies or by New England Life Insurance Company.

"Variable Accounts"            -- Variable accounts established by Sun Life of
                                  Canada (U.S.), Sun Life (N.Y.) and their affiliated companies or by New England Life Insurance Company to fund Contracts.

"MFS" or the "Adviser" -- Massachusetts Financial Services Company, a Delaware corporation.


"MFD" or the "Distributor"     -- MFS Fund Distributors, Inc.

"Prospectus"                   -- The Prospectus of the Series Fund, dated May
                                  1, 2003, as amended or supplemented from time to time.


2. INVESTMENT TECHNIQUES, PRACTICES AND RISKS
The investment objective and principal investment policies of each Series are described in the Prospectus. In pursuing its investment objective and investment policies, a Series may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval are, identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Appendix A to this SAI. The following percentage limitations (as a percentage of net assets) apply to certain of these investment techniques and practices:

                                                                              PERCENTAGE LIMITATION
          INVESTMENT POLICY                                                   (BASED ON NET ASSETS)
          -----------------                                                   ---------------------
1. BOND SERIES
    Foreign Securities: ........................................    35%
    Lower Rated Bonds: .........................................    up to (but not including) 20%
    Non-Dollar-Denominated Non-Canadian Foreign Securities: ....    10%
2. CAPITAL APPRECIATION SERIES
    Foreign Securities: ........................................    25%

    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    5%
3. CAPITAL OPPORTUNITIES SERIES

    Foreign Securities: ........................................    35%

    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    5%

4. EMERGING GROWTH SERIES
    Foreign Securities: ........................................    25%

    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    5%

5. EMERGING MARKETS EQUITY SERIES
    Emerging Market Securities: ................................    100%
    Lower Rated and Brady Bonds: ...............................    up to (but not including) 10%

    Short Sales: ...............................................    5%

6. GLOBAL ASSET ALLOCATION SERIES
    Lower Rated Bonds: .........................................    70%

    Short Sales: ...............................................    5%

7. GLOBAL GOVERNMENTS SERIES
    Foreign Securities: ........................................    100%
    Emerging Market Securities: ................................    up to (but not including) 20%
    Lower Rated Bonds: .........................................    0%
8. GLOBAL GROWTH SERIES
    Foreign Securities: ........................................    100%

    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    5%

9. GLOBAL TELECOMMUNICATIONS  SERIES

    Lower Rated Bonds: .........................................    up to (but not including) 10%

    Emerging Market Securities and Brady Bonds: ................    up to (but not including) 20%
    Short Sales: ...............................................    up to 15%
10. GLOBAL TOTAL RETURN SERIES
    Lower Rated Bonds: .........................................    15%

    Short Sales: ...............................................    5%

11. GOVERNMENT SECURITIES SERIES
    N/A

12. HIGH YIELD SERIES

    Foreign Securities: ........................................    25%
    Emerging Market Securities: ................................    5%
    Lower Rated Bonds: .........................................    100%
13. INTERNATIONAL GROWTH SERIES
    Emerging Market Securities: ................................    25%

    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    5%
14. INTERNATIONAL VALUE SERIES
    Emerging Market Securities: ................................    10%
    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    5%

15. MANAGED SECTORS SERIES
    Foreign Securities: ........................................    up to 50%

    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    15%

16. MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
    Foreign Securities: ........................................    35%

    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    5%

17. MASSACHUSETTS INVESTORS TRUST SERIES
    Foreign Securities: ........................................    up to (but not including) 20%

    Short Sales: ...............................................    5%
    Lower Rated Bonds: .........................................    up to (but not including) 10%

18. MID CAP GROWTH SERIES
    Foreign Securities: ........................................    up to (but not including) 20%

    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    15%

19. MID CAP VALUE SERIES
    Foreign Securities (including Emerging Market Securities): .    up to (but not including) 20%

    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    5%

20. MONEY MARKET SERIES
    Finance   Companies, Banks, Bank Holding Companies and
    Utilities Companies: .......................................    up to 75%
    Bank Obligations Where the Issuing Bank Has Capital, Surplus
    and Undivided Profit Less Than or Equal to $100 million: ...    up to 10%
    U.S. dollar-denominated securities of foreign issuers: .....    up to 35%
21. NEW DISCOVERY SERIES
    Foreign Securities: ........................................    up to (but not including) 20%

    Lower Rated Bonds: .........................................    up to (but not including) 10%

    Short Sales: ...............................................    up to 15%
22. RESEARCH SERIES
    Foreign Securities: ........................................    up to (but not including) 20%

    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    5%

23. RESEARCH GROWTH AND INCOME SERIES
    Foreign Securities: ........................................    up to (but not including) 20%

    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    5%

24. RESEARCH INTERNATIONAL SERIES
    Foreign Securities: ........................................    100%
    Emerging Market Securities: ................................    25%

    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    5%

25. STRATEGIC GROWTH SERIES
    Foreign Securities: ........................................    up to (but not including) 20%

    Short Sales: ...............................................    15%

26. STRATEGIC INCOME SERIES
    Foreign Securities: ........................................    50%
    Lower Rated Bonds: .........................................    100%
27. STRATEGIC VALUE SERIES
    Foreign Securities: ........................................    up to (but not including) 20%

    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    15%

28. TECHNOLOGY SERIES
    Foreign Securities (including Emerging Market Securities): .    50%

    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    15%

29. TOTAL RETURN SERIES
    Foreign Securities: ........................................    up to (but not including) 20%
    Lower Rated Bonds: .........................................    up to (but not including) 20%

    Short Sales: ...............................................    5%

30. UTILITIES SERIES
    Foreign Securities: ........................................    35%

    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    5%

31. VALUE SERIES
    Foreign Securities: ........................................    up to 35%

    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    5%


3. INVESTMENT RESTRICTIONS

The Series Fund has adopted the following investment restrictions which apply to each Series, except as noted below. Fundamental investment restrictions cannot be changed with respect to any Series without the approval of the holders of a majority of the shares of that Series (which, as used in this SAI, means the lesser of (i) voting securities representing 67% or more of the voting power present at a meeting at which holders of voting securities representing more than 50% of the voting power are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power). Except for fundamental investment restriction (1) and non-fundamental investment restriction (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of the restriction. In the event of a violation of non-fundamental investment restriction (1), the Series will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.


FUNDAMENTAL INVESTMENT RESTRICTIONS

A Series may not:

    (1) Borrow Money: borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940 (the "1940 Act"), as amended, and exemptive orders granted under such Act.

    (2) Underwrite Securities: underwrite securities issued by other persons, except that all or any portion of the assets of the Series may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Series may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

    (3) Real Estate, Oil and Gas, Mineral Interests, Commodities: purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Series reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

    (4) Senior Securities: issue any senior securities, except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

    (5) Make Loans: make loans, except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

The Series, other than the Global Telecommunications Series and the Utilities Series, may not:

    (6) Industry Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For the Money Market Series, this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

The Global Telecommunications Series may not:

    (6) Industry Concentration: invest 25% or more of the market value of its total assets in securities of issuers in any one industry, except that the Series will invest at least 25% of its total assets in a group of related telecommunications industries.

The Utilities Series may not:

    (6) Industry Concentration: invest 25% or more of the market value of its total assets in securities of issuers in any one industry, except that the Series will invest at least 25% of its total assets in the utilities industry.

                           ------------------------

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

A Series may not:


    (1) Illiquid Investments: invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% (10% in the case of the Money Market Series) of the Series' net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of this limitation. Securities that are not registered under the Securities Act of 1933, as amended, and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Series Fund's Board of Trustees (or its delegee), will not be subject to this 15% limitation.


INSURANCE LAW RESTRICTIONS: In connection with the Series Fund's agreement to sell shares to the Variable Accounts, MFS and Sun Life of Canada (U.S.), Sun Life (N.Y.) or any of their affiliated companies and New England Life Insurance Company may enter into agreements, required by certain state insurance departments, under which MFS may agree to use its best efforts to ensure that the Series Fund complies with the investment restrictions and limitations prescribed by state insurance laws, and the regulations promulgated thereunder, insofar as such investment restrictions and limitations are applicable to the investment of assets of the Variable Accounts in shares of the Series Fund, and to permit Sun Life of Canada (U.S.), Sun Life (N.Y.) or any of their affiliated companies and New England Life Insurance Company to monitor investments made by the Series Fund to ensure compliance with those restrictions and limitations. If the Series Fund fails to comply with such restrictions or limitations, the Variable Accounts will take appropriate action, which might include ceasing to make investments in the Series Fund or ceasing to issue Contracts in the state imposing the limitation. It is not expected that such restrictions and limitations will have a significant impact on the operations of the Series Fund.


4. MANAGEMENT OF THE SERIES FUND

                                       TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
The Board of Trustees of the Series Fund provides broad supervision over the affairs of each Series. MFS is responsible for the investment management of each Series' assets and the officers of the Series Fund are responsible for its operations.

                                POSITION(s) HELD WITH                                       PRINCIPAL OCCUPATION AND OTHER
NAME, DATE OF BIRTH                 SERIES FUND           TRUSTEE SINCE+             DIRECTORSHIPS(1) DURING THE PAST FIVE YEARS

INTERESTED TRUSTEES
C. James Prieur*                    Chairman                  May 2001        Sun Life Assurance Company of Canada, President
(born 04/21/51)                                                               and Chief Operating Officer (since April 1999),
                                                                              General Manager, U.S. (until April 1999)

Samuel Adams**                       Trustee                  July 1982       Kirkpatrick & Lockhart LLP (Attorneys), of Counsel;
(born 10/19/25)                                                               Warner & Stackpole (Attorneys), Partner (until 1999)

David D. Horn*                       Trustee                 April 1986       Private investor; Retired; Sun Life Assurance Company
(born 06/07/41)                                                               of Canada, Former Senior Vice President and General
                                                                              Manager for the United States (until 1997)

INDEPENDENT TRUSTEES
J. Kermit Birchfield                 Trustee                  May 1997        Consultant; Century Partners, Inc. (investments),
(born 01/08/40)                                                               Managing Director; Dairy Mart Convenience Stores, Inc.
                                                                              (convenience stores), Chairman; Displaytech, Inc.
                                                                              (manufacturer of liquid crystal display technology),
                                                                              Director; HPSC, Inc. (medical financing), Director;
                                                                              Intermountain Gas Company, Inc. (public utility gas
                                                                              distribution), Director

Robert C. Bishop                     Trustee                  May 2001         AutoImmune Inc. (pharmaceutical product
(born 01/13/43)                                                                development), Chairman, President and Chief
                                                                               Executive Officer; Caliper Technologies, Inc.
                                                                               (laboratory analytical instruments), Director;
                                                                               Millipore Corporation (purification/filtration
                                                                               products), Director; Quintiles Transnational Corp.
                                                                               (contract services to the medical industry),
                                                                               Director

Frederick H. Dulles                  Trustee                  May 2001        McFadden, Pilkington & Ward LLP (solicitors and
(born 03/12/42)                                                               registered foreign lawyers), Partner; Jackson & Nash,
                                                                              LLP (lawfirm), Of Counsel (January 2000 until
                                                                               November 2000)

Derwyn F. Phillips                   Trustee                 April 1986       Retired
(born 08/31/30)

Ronald G. Steinhart                  Trustee                  May 2001        Private investor; Bank One, Texas N.A., Vice Chairman
(born 06/15/40)                                                               and Director (January 2000 to January 2001); Bank One
                                                                              Corporation, Officer (until January 2000); Carreker
                                                                              Corporation (consultant and technology provider to
                                                                              financial institutions), Director; Prentiss Properties
                                                                              Trust (real estate investment trust), Director; United
                                                                              Auto Group, Inc. (retail auto dealer), Director

Haviland Wright                      Trustee                  May 2001        Hawaii Small Business Development Center, Kaua'i
(born 07/21/48)                                                               Center, Center Director (since May 2002); Displaytech,
                                                                              Inc. (manufacturer of liquid crystal display
                                                                              technology),Chairman and Chief Executive Officer
                                                                              (until March 2002

TRUSTEE EMERITUS

Garth Marston                   Trustee Emeritus                              Retired
(born 04/28/26)


------------
  + Date first appointed to serve as Trustee/Officer of an MFS/Sun Life Product. Each Trustee has served continuously since appointment.
(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

  * "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Series Fund. The address of Sun Life of
    Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts.
 ** "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts
    02116. Samuel Adams is an "interested person" of MFS because the law firm Kirkpatrick & Lockhart LLP, where Mr. Adams is Of
    Counsel, has acted as counsel to some investment companies managed by MFS and to MFS and its affiliates within the past two fiscal years of the Series Fund.


                                POSITION(s) HELD WITH                                       PRINCIPAL OCCUPATION AND OTHER
NAME, DATE OF BIRTH                 SERIES FUND           TRUSTEE SINCE+             DIRECTORSHIPS(1) DURING THE PAST FIVE YEARS

OFFICERS

C. James Prieur*                    Chairman                  July 1999       Sun  Life Assurance Company of Canada, President and
(born 04/21/51)                                                               Chief Operating Officer (since April 1999), General
                                                                              Manager, U.S. (until April 1999)

John W. Ballen**                    President               October 2002      Massachusetts Financial Services Company, Chief
(born 9/12/59)                                                                Executive Officer and Director

James R. Bordewick, JR.**     Assistant Secretary and       February 1997     Massachusetts Financial Services Company, Senior Vice
(born 03/06/59)                  Assistant Clerk                              President and Associate General Counsel

Stephen E. Cavan**             Secretary and Clerk          February 1997     Massachusetts Financial Services Company, Senior Vice
(born 11/06/53)                                                               President, General Counsel and Secretary

Robert R. Flaherty**           Assistant Treasurer            May 2001        Massachusetts Financial Services Company, Vice
(born 09/18/63)                                                               President (since August 2000); UAM Fund Services,
                                                                              Senior Vice President (prior to August 2000)

Richard M. Hisey**                  Treasurer                August 2002      Massachusetts Financial Services Company, Senior Vice
(born 8/29/58)                                                                President  (since  July 2002); The Bank of New York,
                                                                              Senior Vice President (September 2000 until
                                                                              July 2002); Lexington Global Asset Managers, Inc.,
                                                                              Executive  Vice President, Chief Financial Officer
                                                                              and General Manager, Mutual Funds (prior to September
                                                                              2000)

Ellen Moynihan**               Assistant Treasurer            May 2001        Massachusetts Financial Services Company, Vice
(born 11/13/57)                                                                President

James O. Yost**                Assistant Treasurer            May 2001        Massachusetts Financial Services Company, Senior Vice
(born 06/12/60)                                                               President
------------
  + Date first appointed to serve as an Officer of an MFS/Sun Life Product. Each Trustee has served continuously since appointment.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

  * "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Series Fund. The address of Sun Life of
    Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts.
 ** "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts
    02116.



The Series do not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee is elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

All of the Trustees are also Members of the Boards of Managers of Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account, which were established by Sun Life of Canada (U.S.) in connection with the sale of Compass combination fixed/variable annuity contracts. The executive officers of the Series Fund hold similar offices for these variable accounts and other funds in the MFS fund complex. Each Trustee serves as a Trustee or Manager of 38 Variable Accounts/Series.

Because the Trustees and officers are not eligible to purchase shares of the Series Fund, no Trustee or officer owned shares of the Series Fund or of any other fund supervised by the Trustees as of the date of this SAI. As of the date of this SAI, substantially all of the shares of each Series are owned by Sun Life of Canada (U.S.).

The Declaration of Trust of the Series Fund provides that the Series Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Series Fund, unless, as to liabilities to the Series Fund or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Series Fund. In the case of settlement, such indemnification will not be provided unless it has been determined, pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Each Series and the Adviser and Distributor have adopted a code of ethics as required under the 1940 Act. Subject to certain conditions and restrictions, this code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Series. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The code is on public file with, and is available from, the SEC. See the back cover of the prospectus for information on obtaining a copy.


                 TRUSTEE COMPENSATION AND STANDING COMMITTEES

The Series Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Series Fund, who currently receive an annual fee plus a fee for each meeting attended, together with such Trustee's out-of-pocket expenses. Further information on the committees of the Series Fund's Board of Trustees is set forth below.

TRUSTEE COMPENSATION

                                                             J. Kermit      Robert C.     Frederick H.
Series/Non-Interested Trustee(1)                             Birchfield      Bishop         Dulles
------------------------------------------------------------------------------------------------------

Bond Series .............................................    $ 1,267        $ 1,101        $ 1,034
Capital Appreciation Series .............................      8,751          7,600          7,139
Capital Opportunities Series ............................      3,550          3,083          2,896
Emerging Growth Series ..................................      5,947          5,165          4,852
Emerging Markets Equity Series ..........................        228            198            186
Global Asset Allocation Series ..........................        613            532            500
Global Governments Series ...............................        352            306            287
Global Growth Series ....................................      1,946          1,690          1,587
Global Telecommunications Series ........................         21             18             17
Global Total Return Series ..............................        627            544            511
Government Securities Series ............................      5,067          4,401          4,134
High Yield Series .......................................      2,653          2,304          2,164
International Growth Series .............................        849            738            693
International Value Series ..............................        451            392            368
Managed Sectors Series ..................................      2,011          1,747          1,641
Massachusetts Investors Growth Stock Series .............      5,691          4,942          4,643
Massachusetts Investors Trust Series ....................     12,719         11,046         10,376
Mid Cap Growth Series ...................................        573            497            467
Mid Cap Value Series (2) ................................       --             --             --
Money Market Series .....................................      4,914          4,267          4,009
New Discovery Series ....................................      2,007          1,743          1,637
Research Series .........................................      5,796          5,033          4,728
Research Growth and Income Series .......................        688            597            561
Research International Series ...........................        583            506            475
Strategic Growth Series .................................        532            462            434
Strategic Income Series .................................        351            305            287
Strategic Value Series (2) ..............................       --             --             --
Technology Series .......................................        243            211            198
Total Return Series .....................................     13,343         11,588         10,885
Utilities Series ........................................      3,325          2,888          2,713
Value Series ............................................      2,124          1,844          1,732
----------
(1) For the year ended December 31, 2002.
(2) From the commencement of investment operations on May 1, 2002.


TRUSTEE COMPENSATION -- CONTINUED

                                                              Garth        Derwyn F.      Ronald G.       Haviland
Series/Non-Interested Trustee(1)                             Marston       Phillips       Steinhart        Wright
-------------------------------------------------------------------------------------------------------------------

Bond Series .............................................    $   334        $ 1,101        $ 1,101        $ 1,101
Capital Appreciation Series .............................      2,303          7,600          7,600          7,600
Capital Opportunities Series ............................        934          3,083          3,083          3,083
Emerging Growth Series ..................................      1,565          5,165          5,165          5,165
Emerging Markets Equity Series ..........................         60            198            198            198
Global Asset Allocation Series ..........................        161            532            532            532
Global Governments Series ...............................         93            306            306            306
Global Growth Series ....................................        512          1,690          1,690          1,690
Global Telecommunications Series ........................          6             18             18             18
Global Total Return Series ..............................        165            544            544            544
Government Securities Series ............................      1,333          4,401          4,401          4,401
High Yield Series .......................................        698          2,304          2,304          2,304
International Growth Series .............................        224            738            738            738
International Value Series ..............................        119            392            392            392
Managed Sectors Series ..................................        529          1,747          1,747          1,747
Massachusetts Investors Growth Stock Series .............      1,498          4,942          4,942          4,942
Massachusetts Investors Trust Series ....................      3,347         11,046         11,046         11,046
Mid Cap Growth Series ...................................        151            497            497            497
Mid Cap Value Series (2) ................................       --             --             --             --
Money Market Series .....................................      1,293          4,267          4,267          4,267
New Discovery Series ....................................        528          1,743          1,743          1,743
Research Series .........................................      1,525          5,033          5,033          5,033
Research Growth and Income Series .......................        181            597            597            597
Research International Series ...........................        153            506            506            506
Strategic Growth Series .................................        140            462            462            462
Strategic Income Series .................................         92            305            305            305
Strategic Value Series (2) ..............................       --             --             --             --
Technology Series .......................................         64            211            211            211
Total Return Series .....................................      3,511         11,588         11,588         11,588
Utilities Series ........................................        875          2,888          2,888          2,888
Value Series ............................................        559          1,844          1,844          1,844
----------
(1) For the year ended December 31, 2002.
(2) From the commencement of investment operations on May 1, 2002.


TRUSTEE COMPENSATION -- CONTINUED


                                                             Samuel         David D.     C. James
Series/Interested Trustee(1)                                  Adams          Horn         Prieur
---------------------------------------------------------------------------------------------------
Bond Series .............................................    $ 1,034        $ 1,034        $  --
Capital Appreciation Series .............................      7,139          7,139           --
Capital Opportunities Series ............................      2,896          2,896           --
Emerging Growth Series ..................................      4,852          4,852           --
Emerging Markets Equity Series ..........................        186            186           --
Global Asset Allocation Series ..........................        500            500           --
Global Governments Series ...............................        287            287           --
Global Growth Series ....................................      1,587          1,587           --
Global Telecommunications Series ........................         17             17           --
Global Total Return Series ..............................        511            511           --
Government Securities Series ............................      4,134          4,134           --
High Yield Series .......................................      2,164          2,164           --
International Growth Series .............................        693            693           --
International Value Series ..............................        368            368           --
Managed Sectors Series ..................................      1,641          1,641           --
Massachusetts Investors Growth Stock Series .............      4,643          4,643           --
Massachusetts Investors Trust Series ....................     10,376         10,376           --
Mid Cap Growth Series ...................................        467            467           --
Mid Cap Value Series (2) ................................       --             --             --
Money Market Series .....................................      4,009          4,009
New Discovery Series ....................................      1,637          1,637           --
Research Series .........................................      4,728          4,728           --
Research Growth and Income Series .......................        561            561           --
Research International Series ...........................        475            475           --
Strategic Growth Series .................................        434            434           --
Strategic Income Series .................................        287            287           --
Strategic Value Series (2) ..............................       --             --             --
Technology Series .......................................        198            198           --
Total Return Series .....................................     10,885         10,885           --
Utilities Series ........................................      2,713          2,713           --
Value Series ............................................      1,732          1,732           --

                                                           TOTAL TRUSTEE FEES
                                                            FROM SERIES FUND
                                                          AND FUND COMPLEX(3)
TRUSTEE                                                  --------------------
Samuel Adams ..........................................         $77,500
J. Kermit Birchfield ..................................          95,000
Robert C. Bishop ......................................          82,500
Frederick H. Dulles ...................................          77,500
David D. Horn .........................................          77,500
Garth Marston .........................................          25,000
Derwyn F. Phillips ....................................          82,500
James C. Prieur .......................................              --
Ronald G. Steinhart ...................................          82,500
Haviland Wright .......................................          82,500
----------
(1) For the year ended December 31, 2002.
(2) From the commencement of investment operations on May 1, 2002.
(3) Information provided for year ended December 31, 2002. All Trustees served as Trustees of 38 funds within the MFS Fund complex (having aggregate net assets at December 31, 2002 of approximately $10.2 billion).


STANDING COMMITTEES

The Board has established the following Standing Committees:

                             NUMBER OF
                         MEETINGS IN LAST
NAME OF COMMITTEE           FISCAL YEAR                      FUNCTIONS                                 MEMBERS
----------------------------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE                4         Provides oversight with respect to the accounting       Birchfield*, Phillips*,
                                         and auditing procedures of the Series Fund and,         Steinhart* and Wright*
                                         among other things, selection of the independent
                                         accountants for the Series Fund and considers the
                                         scope of the audit and the effect on the
                                         independence of those accountants of any
                                         non-audit services such accountants provide to
                                         the Series Fund and any audit or non-audit
                                         services such accountants provide to other MFS
                                         funds, MFS and/or certain affiliates;
                                         pre-approves audit and permissible non-audit
                                         services of independent accountants.

CONTRACT REVIEW                2         Requests, reviews and considers the information       All non-interested Trustees of
COMMITTEE                                deemed reasonably necessary to evaluate the terms     the Board  (Birchfield, Bishop,
                                         of the investment advisory, administrative            Dulles, Phillips, Steinhart and
                                         services and principal underwriting agreements        Wright)
                                         and the Plan of Distribution under Rule 12b-1 or
                                         any other agreement between the Series Fund and
                                         its affiliates that the Series Fund proposes to
                                         renew or continue, and to make its
                                         recommendations to the full Board of Trustees on
                                         these matters.

GOVERNANCE COMMITTEE           2(1)      Recommends qualified candidates to the Board in      Birchfield*, Bishop* and Dulles*
                                         the event that a position is vacated or created.
                                         Reviews and articulates the governance structure
                                         of the Board of Trustees. Administers and
                                         approves all elements of compensation for the
                                         Trustees who are not "interested persons" of the
                                         Series Fund as defined in the 1940 Act. The
                                         Committee would consider recommendations by
                                         shareholders if a vacancy were to exist.
                                         Shareholders wishing to recommend Trustee
                                         candidates for consideration by the Committee may
                                         do so by writing the Series Fund's Secretary.
                                         Such suggestions must be accompanied by complete
                                         biographical and occupational data on the
                                         prospective nominee, along with a written consent
                                         of the prospective nominee to consideration of
                                         his or her name by the Committee.

OPERATIONS COMMITTEE           2(2)      Reviews MFS' process and procedures, internal        Adams, Dulles*, Horn, Prieur and
                                         controls, and compliance monitoring relating to      Steinhart*
                                         portfolio trading, best execution and brokerage
                                         costs and trade allocations. Reviews procedures
                                         for the valuation of securities and periodically
                                         reviews information from MFS regarding fair value
                                         and liquidity determinations made pursuant to the
                                         board-approved procedures, and makes related
                                         recommendations to the full Board and, if
                                         requested by MFS, assists MFS' internal valuation
                                         committee and/or the full Board in resolving
                                         particular valuation matters. Reviews on an
                                         ongoing basis the Series Fund's proxy voting
                                         policies and procedures and recommends the
                                         establishment and periodic modifications of such
                                         policies and procedures to the full Board.

---------------------------------------------------------------------------------------------------------------------------------
(1) The Governance Committee was established in March 2003 as a successor to the former Governance, Nominating and Compensation committees. The number of meetings reflect the meetings of these predecessor committees held during the last fiscal year.
(2) The Operations Committee was established in March 2003 as a successor to the former Portfolio Trading, Pricing, Rule 2a-7 committees. The number of meetings reflect the meetings of these predecessor committees held during the last fiscal year.

  * Non-interested or independent Trustees.

INVESTMENT ADVISER
MFS is the investment adviser of the Series Fund and in such capacity manages the portfolio of each Series. MFS also serves as investment adviser to the funds in the MFS Family of Funds, and to certain other registered investment companies established by MFS and/or Sun Life of Canada (U.S.). MFS Institutional Advisors, Inc., a wholly owned subsidiary of MFS, provides investment advice to substantial private clients. For information concerning the allocation by MFS of simultaneous securities transactions for different clients, see "Portfolio Transactions and Brokerage Commissions."

MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Prospectus contains information with respect to the management of the Adviser and other investment companies for which MFS serves as investment adviser.

INVESTMENT ADVISORY AGREEMENTS -- MFS provides each Series of the Series Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for each Series of the Series Fund. For these services, MFS receives an annual management fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Series Fund."


In connection with their deliberations with regard to approval of the Series' current investment advisory agreement with MFS, the Trustees, including the non-interested Trustees, considered such information and factors as they believe, in the light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the shareholders of the Series. Such factors may vary somewhat from year to year. During the past year, such factors included the following:

    NATURE, QUALITY AND EXTENT OF SERVICES: The Trustees considered the nature, quality, cost and extent of the various investment, administrative and shareholder services performed by MFS and its affiliates under the existing investment advisory agreement and under separate agreements covering transfer agency and administrative functions. The Trustees also considered the nature and extent of certain other services MFS performs on the Series' behalf, including the securities lending programs and MFS' interaction with third party service providers, principally custodians and sub-custodians.

    INVESTMENT RECORD AND COMPARATIVE PERFORMANCE DATA: The Trustees reviewed the Series' investment performance as well as the performance of a peer group of Funds.

    EXPENSES: The Trustees considered the Series' advisory fee and expense ratios and the advisory fee and expense ratios of a peer group of funds. The Trustees considered that certain Series' advisory fee structure reflects breakpoints, which permit fee reductions resulting from economies of scale. Additionally, the Trustees considered any fee waivers and expense reimbursements agreed to by MFS and whether these arrangements may be changed without approval by the Trustees.

    ECONOMIES OF SCALE: The Trustees considered whether there have been economies of scale with respect to the management of the Series and whether a Series has appropriately benefited from any economies of scale, pursuant to any advisory fee breakpoints described above.

    PROFITABILITY: The Trustees considered the level of MFS' profits with respect to the management of the Series, including a review of MFS' methodology in allocating its costs to the management of the Series. The Trustees considered the profits realized by MFS in connection with the operation of the Series and whether the amount of profit is reasonable and appropriate for purposes of promoting a financially strong adviser capable of providing high quality services to the Series.

    PERSONNEL AND INDUSTRY CONDITIONS: The Trustees considered the necessity of MFS maintaining its ability to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.

    OTHER BENEFITS: Taking into account the risks assumed by MFS, the Trustees considered the character and amount of any other benefits received by MFS from serving as adviser of the Series and from providing certain administrative services to the Series, and from affiliates of MFS serving as principal underwriter and shareholder servicing agent of the Series. The Trustees also considered benefits to MFS from the use of the Series' portfolio brokerage commissions to pay for research and other similar services.

    The non-interested Trustees were assisted in this process by their own independent legal counsel from whom they received separate legal advice. Based upon their review, the Trustees determined that the investment advisory agreement was reasonable, fair and in the best interest of the Series and its shareholders. The Trustees also concluded that the fees provided in the investment advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

For the fiscal years ended December 31, 2002, 2001 and 2000, the Series paid the following management fees:

FOR FISCAL YEAR ENDED DECEMBER 31, 2002:           PAID TO MFS        AMOUNT
                                                   FOR ADVISORY     WAIVED BY
SERIES                                               SERVICES          MFS
------------------------------------------------------------------------------
Bond Series ....................................     $ 1,267,703       N/A
Capital Appreciation Series ....................       6,780,629       N/A
Capital Opportunities Series ...................       2,724,554       N/A
Emerging Growth Series .........................       4,246,803       N/A
Emerging Markets Equity Series .................         475,988       N/A
Global Asset Allocation Series .................         563,529       N/A
Global Governments Series ......................         423,605       N/A
Global Growth Series ...........................       1,960,251       N/A
Global Telecommunications Series ...............          22,466       N/A
Global Total Return Series .....................         652,248       N/A
Government Securities Series ...................       4,709,821       N/A
High Yield Series ..............................       2,735,622       N/A
International Growth Series ....................       1,093,359       N/A
International Value Series .....................         577,633       N/A
Managed Sectors Series .........................       1,604,447       N/A
Massachusetts Investors Growth Stock Series ....       4,745,314       N/A
Massachusetts Investors Trust Series ...........       8,039,933       N/A
Mid Cap Growth Series ..........................         485,526       N/A
Mid Cap Value Series (1) .......................           2,267       N/A
Money Market Series ............................       3,758,876       N/A
New Discovery Series ...........................       2,164,726       N/A
Research Series ................................       4,464,616       N/A
Research Growth and Income Series ..............         634,921       N/A
Research International Series ..................         764,878       N/A
Strategic Growth Series ........................         420,811       N/A
Strategic Income Series ........................         458,766       N/A
Strategic Value Series (1) .....................           3,125       N/A
Technology Series ..............................         170,363       N/A
Total Return Series ............................      12,042,250       N/A
Utilities Series ...............................       2,466,529       N/A
Value Series ...................................       2,488,158       N/A
----------
(1) From the commencement of investment operations on May 1, 2002.

FOR FISCAL YEAR ENDED DECEMBER 31, 2001:           PAID TO MFS        AMOUNT
                                                   FOR ADVISORY     WAIVED BY
SERIES                                               SERVICES          MFS
------------------------------------------------------------------------------
Bond Series ....................................     $   772,856       N/A
Capital Appreciation Series ....................      10,473,819       N/A
Capital Opportunities Series ...................       4,208,487       N/A
Emerging Growth Series .........................       7,014,946       N/A
Emerging Markets Equity Series .................         431,160       N/A
Global Asset Allocation Series .................         748,809       N/A
Global Governments Series ......................         424,232       N/A
Global Growth Series ...........................       2,967,546       N/A
Global Telecommunications Series ...............          27,382       N/A
Global Total Return Series .....................         702,464       N/A
Government Securities Series ...................       3,493,486       N/A
High Yield Series ..............................       2,756,252       N/A
International Growth Series ....................       1,160,139       N/A
International Value Series .....................         703,148       N/A
Managed Sectors Series .........................       2,650,075       N/A
Massachusetts Investors Growth Stock Series ....       6,426,707       N/A
Massachusetts Investors Trust Series ...........      10,878,179       N/A
Mid Cap Growth Series ..........................         438,508       N/A
Mid Cap Value Series (1) .......................              --       N/A
Money Market Series ............................       3,092,106       N/A
New Discovery Series ...........................       2,295,220       N/A
Research Series ................................       6,797,072       N/A
Research Growth and Income Series ..............         706,974       N/A
Research International Series ..................         848,743       N/A
Strategic Growth Series ........................         602,285       N/A
Strategic Income Series ........................         322,433       N/A
Strategic Value Series (1) .....................              --       N/A
Technology Series ..............................         254,915       N/A
Total Return Series ............................      12,172,961       N/A
Utilities Series ...............................       4,054,698       N/A
Value Series ...................................       1,614,688       N/A
----------
(1) Series did not commence investment operations prior to December 31, 2001.


FOR FISCAL YEAR ENDED DECEMBER 31, 2000:           PAID TO MFS        AMOUNT
                                                   FOR ADVISORY     WAIVED BY
SERIES                                               SERVICES          MFS
------------------------------------------------------------------------------
Bond Series .....................................    $   361,564       N/A
Capital Appreciation Series .....................     14,803,139       N/A
Capital Opportunities Series ....................      4,313,669       N/A
Emerging Growth Series ..........................     10,734,640       N/A
Emerging Markets Equity Series ..................        501,651       N/A
Global Asset Allocation Series ..................        921,943       N/A
Global Governments Series .......................        486,786       N/A
Global Growth Series ............................      4,131,958       N/A
Global Telecommunications Series (1) ............          2,748       N/A
Global Total Return Series ......................        766,622       N/A
Government Securities Series ....................      2,885,430       N/A
High Yield Series ...............................      2,578,091       N/A
International Growth Series .....................        896,945       N/A

International Value Series (2) ..................        824,351       N/A

Managed Sectors Series ..........................      4,783,075       N/A
Massachusetts Investors Growth Stock Series .....      6,039,797       N/A
Massachusetts Investors Trust Series ............     12,221,122       N/A

Mid Cap Growth Series (1) .......................         29,679       N/A
Mid Cap Value Series (5) ........................             --       N/A

Money Market Series .............................      2,175,562       N/A
New Discovery Series ............................      1,373,925       N/A
Research Series .................................      8,996,050       N/A
Research Growth and Income Series ...............        645,170       N/A
Research International Series ...................        520,487       N/A
Strategic Growth Series .........................        386,593       N/A
Strategic Income Series .........................        182,776       N/A

Strategic Value Series (5) ......................             --       N/A

Technology Series (3) ...........................         49,872       N/A
Total Return Series .............................     11,529,145       N/A
Utilities Series ................................      3,764,172       N/A
Value Series (4) ................................        493,979       N/A
----------
(1) From the commencement of investment operations on August 31, 2000.
(2) Formerly named International Growth and Income Series.
(3) From the commencement of investment operations on June 16, 2000.
(4) Formerly named Equity Income Series.

(5) Series did not commence investment operations prior to December 31, 2000.

MFS has agreed to bear each of the following Series' expenses, excluding taxes, extraordinary expenses and brokerage and transactions costs, in excess of the following annual percentage of such Series' average daily net assets:

          Capital Appreciation Series ........................ 1.25%

          Global Governments Series .......................... 1.25%
          Government Securities Series ....................... 1.25%
          High Yield Series .................................. 1.25%
          Managed Sectors Series ............................. 1.25%
          Massachusetts Investors Trust Series ............... 1.25%
          Money Market Series ................................ 1.25%
          Total Return Series ................................ 1.25%


These arrangements with MFS may not be modified without approval by the shareholders of these Series.

MFS has also agreed to bear the expenses of each of the Global Telecommunications Series, Mid Cap Value Series and Strategic Value Series, excluding management fees, taxes, distribution (Rule 12b-1) fees, extraordinary expenses and brokerage and transaction costs, in excess of the 0.25% of such Series' average daily net assets. In addition, MFS has agreed to bear the Money Market Series' expenses, excluding taxes, extraordinary expenses, brokerage and transaction costs, in excess of 0.60% of the Series' Initial Class and 0.85% of the Series' Service Class Shares' average daily net assets.

The Series Fund pays the compensation of the Trustees who are not affiliated with MFS or Sun Life of Canada (U.S.) and all expenses (other than those assumed by MFS), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Series Fund, fees and expenses of independent auditors, of legal counsel and of any transfer agent or registrar of the Series Fund, expenses of repurchasing and redeeming shares, expenses of preparing, printing and mailing shareholder reports, notices, proxy statements and reports to governmental officers and commissions, brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions including currency conversion costs, insurance premiums, fees and expenses of the Series Fund's custodians, for all services to the Series Fund, including safekeeping of funds and securities and maintaining required books and accounts, expenses of calculating the net asset value of the shares of each Series, and expenses of shareholder meetings. Payment by the Series Fund of brokerage commissions for brokerage and research services of value to MFS in serving its clients is discussed under the caption "Portfolio Transactions and Brokerage Commissions." Expenses of the Series Fund which are not attributable to a specific Series are allocated among all of the Series in a manner believed to be fair and equitable to each.

The Investment Advisory Agreements have an initial two-year term and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Series Fund's Board of Trustees or by the vote of a majority of the outstanding voting securities of each Series and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreements or interested persons of any such party. The Advisory Agreements terminate automatically if assigned and, since they are severable with respect to each Series, may be terminated with respect to any Series without penalty by vote of a majority of the outstanding voting securities of that Series or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreements provide that MFS may render services to others and that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Series Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreements.

ADMINISTRATOR
MFS provides each Series with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement. Under this Agreement, each Series pays MFS an administrative fee up to 0.0175% on the first $2.0 billion; 0.0130% on the next $2.5 billion; 0.0005% on the next $2.5 billion; and 0.0% on amounts in excess of $7.0 billion, per annum of each Series' average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the years ended December 31, 2002, 2001 and 2000, MFS received fees under this Agreement as follows:

                                                2002       2001       2000
                                               -----      -----      -----
Bond Series .................................  $ 18,008   $ 11,628   $  8,308
Capital Appreciation Series..................   100,010    174,863    293,537
Capital Opportunities Series ................    42,155     72,231     84,961
Emerging Growth Series ......................    67,422    123,929    221,324
Emerging Markets Equity Series ..............     3,849      4,054      5,798
Global Asset Allocation Series ..............     7,690     11,800     17,656
Global Governments Series ...................     4,613      6,402      9,320
Global Growth Series ........................    23,538     40,039     66,276
Global Telecommunications Series ............       251        313         16(1)
Global Total Return Series ..................     8,360     10,666     14,596
Government Securities Series ................    70,182     64,962     74,096
High Yield Series ...........................    36,098     40,846     49,401
International Growth Series .................    11,495     13,390     12,680
International Value Series(3) ...............     5,945      8,450     12,110
Managed Sectors Series ......................    23,608     44,854     98,322
Massachusetts Investors Growth Stock Series .    68,966    100,605    111,651
Massachusetts Investors Trust Series ........   157,369    228,834    301,310
Mid Cap Growth Series .......................     7,167      5,961        151(1)
Mid Cap Value Series(5) .....................         5        N/A        N/A
Money Market Series .........................    66,507     62,295     61,491
New Discovery Series ........................    25,504     28,246     20,493
Research Series .............................    69,775    118,182    184,928
Research Growth and Income Series ...........     9,007     10,616     12,108
Research International Series ...............     7,803      9,641      6,844
Strategic Growth Series .....................     6,266      9,572      6,687
Strategic Income Series .....................     5,383      4,452      3,332
Strategic Value Series(5) ...................        11        N/A        N/A
Technology Series ...........................     2,696      4,006        432(2)
Total Return Series .........................   182,219     20,695    244,329
Utilities Series ............................    37,324     67,893     73,100
Value Series(4) .............................    32,729     20,511      8,419

(1) From the commencement of investment operations on August 31, 2000.
(2) From the commencement of investment operations on June 16, 2000.
(3) Formerly International Growth and Income Series.
(4) Formerly Equity Income Series.
(5) From the commencement of investment operations on May 1, 2002.

CUSTODIAN

State Street Bank and Trust Company and Chase Manhattan Bank (each a "Custodian") are the custodians of the Series Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Series Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Series Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Series Fund's foreign custody manager, providing reports on foreign securities depositaries and, with respect to State Street Bank and Trust Company, calculating the daily net asset value, public offering price and redemption price of shares of each class of the Series Fund. State Street Bank and Trust Company has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis. The Custodians do not determine the investment policies of the Series Fund or decide which securities the Series Fund will buy or sell. The Series Fund may, however, invest in securities of a Custodian and may deal with the Custodians as principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System, the Depository Trust Company, or the Mortgage Backed Securities Clearing Corporation.

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent" or "MFSC"), a wholly owned subsidiary of MFS, is the Series Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement effective August 1, 1985 (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of the shares of the Series Fund. In addition, State Street Bank and Trust Company, the dividend and distribution disbursing agent for the Series Fund, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing functions for the Series Fund. For these services, the Shareholder Servicing Agent will receive a fee based on the number of accounts in the Series Fund, computed and paid monthly. In addition, the Shareholder Servicing Agent will be reimbursed by the Series Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Series Fund.


During the fiscal years ended December 31, 2002, 2001 and 2000, no Series paid any compensation to the Shareholder Servicing Agent.


DISTRIBUTOR
MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Series Fund pursuant to the Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Series Fund's shares and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

5.  DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for the Service Class shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Series Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Series Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Series Fund. Such an increase may reduce the expense ratio to the extent the Series Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Series Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Series Fund will increase or that the other benefits referred to above will be realized.

Current distribution fees for each Series are reflected under the caption "Expense Summary" in the Prospectus.

The Distribution Plan provides that each Series may pay MFD a distribution fee based on the average daily net assets attributable to the Service Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its Distribution Agreement with the Series Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its Distribution Agreement with the Series Fund, the Series Fund is not liable to MFD for any losses MFD may incur in performing services under its Distribution Agreement with the Series Fund.


Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to Service Class shares.


The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Series Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated with respect to a Series at any time by vote of a majority of the Distribution Plan Qualified Trustees or by a majority of the voting power of the Series' Service Class shares. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated with respect to a Series at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by a majority of the voting power of the Series' Service Class shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses with respect to a Series without the approval of a majority of the voting power of the Series' Service Class shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.


6.  INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS
The financial statements incorporated in this SAI by reference from the Series Fund's Annual Report to shareholders for the year ended December 31, 2002 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. A copy of the Series Fund's Annual Report accompanies this SAI.


7.  ADDITIONAL INFORMATION WITH RESPECT TO SHARES OF EACH SERIES
PURCHASES
Sun Life of Canada (U.S.), Sun Life (N.Y.) and New England Life Insurance Company buy shares of each Series for their Variable Accounts without a sales charge at their net asset value through the allocation of purchase payments made under Contracts issued by them in accordance with the allocation instructions received from owners of the Contracts.

EXCHANGE PRIVILEGE
Shares of any Series of the Series Fund may be exchanged for the same class of shares of any other Series of the Series Fund (if shares of that Series are available for purchase) at net asset value so as to facilitate exchanges among Sub-Accounts of the Variable Accounts, as described in the prospectuses for the Variable Accounts. See the Prospectus for a further discussion of the exchange privilege.

NET ASSET VALUE, DIVIDENDS AND DISTRIBUTIONS
The Net Asset Value of each Series is determined once daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading. As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

MONEY MARKET SERIES -- All the Net Income, as defined below, of the Money Market Series determined at the times stated above is declared as a dividend to its shareholders at the time of such determination. (Shares purchased become entitled to dividends declared as of the first day following the date of investment.) Dividends are distributed on the last business day of each month. If paid in the form of additonal shares, dividends are paid at the rate of one share (and fraction thereof) for each one dollar (and fraction thereof) of dividend income attributable to the Money Market Series.

For this purpose the Net Income of the Money Market Series (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the Series, (ii) less all actual and accrued expenses of the Series determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized or net unrealized gains and losses on the assets of the Series. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity. Securities are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Trustees determine that it does not constitute fair value for such purposes.

Since the Net Income of the Money Market Series is declared as a dividend each time the Net Income of that Series is determined, the net asset value per share of that Series (i.e., the value of the net assets of that Series divided by the number of its shares outstanding) remains at $1.00 per share immediately after each such determination and dividend declaration.

Portfolio securities of the Money Market Series are valued at amortized cost, which the Board of Trustees which oversees the Money Market Series has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. The Money Market Series will limit its portfolio to those investments in U.S. dollar-denominated instruments which the Adviser under the supervision of the Series' Board of Trustees determines present minimal credit risks, and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser under the supervision of the Series' Board of Trustees. The Money Market Series has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist which may result in a material dilution or other unfair result to investors or existing shareholders, it will take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.


OTHER SERIES
The following valuation techniques apply to each Series that is not a money market Series.

Equity securities in the Series' portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as may be the case for securities traded over the counter, securities are valued on the basis of valuations furnished by a pricing service or on the basis of quotations obtained from brokers and dealers. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Series' portfolio are valued at an evaluated bid price on the basis of valuations furnished by a pricing service or on the basis of quotes from brokers and dealers.

All other securities, futures contracts and options in the Series' portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices on the basis of valuations furnished by a pricing source or on the basis of quotes from brokers and dealers. Prices obtained from pricing services may utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data since such valuations are believed to reflect more accurately the fair value of such securities. Use of the pricing services has been approved by the Board of Trustees. Forward Contracts and Currency Options will be valued using a pricing model taking into consideration market data from an external pricing source.

Short-term obligations in the Series' portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

The securities held by the Series that trade in foreign markets are usually valued on the basis of last sale or official closing price in those markets. Most foreign markets close before the Series' valuation time, generally at 4 p.m., Eastern time. For example, for securities primarily traded in the Far East, last sale or official closing price may be as much as 15 hours old at 4 p.m., Eastern time. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and the Series' valuation time will not be reflected in the Series' net asset value. However, if a determination is made that such developments are so significant that they will clearly and materially affect the value of the Series' securities, the Series may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the Series' valuation time. A Series may fair value securities in other situations, for example, when a particular foreign market is closed but the Series is open.

All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

Substantially all of the net income of each Series (other than the Money Market Series, which is discussed above) is paid to its shareholders as a dividend at least annually. Each Series will also distribute its net profits from the sale of securities, if any, on at least an annual basis.


DISTRIBUTIONS -- The Variable Accounts can choose to receive distributions from the Series Fund in either cash or additional shares. It is expected that the Variable Accounts will choose to receive distributions in additional shares. If the Variable Accounts choose to receive distributions in cash, they will reinvest the cash in the Series Fund to purchase additional shares at their net asset value.

TAX STATUS
Each Series is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Each individual Series of the Series Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of subchapter M, including requirements as to the nature of a Series' gross income, the amount of its distributions, and the composition of its portfolio assets. Because each Series intends to distribute all of its net investment income and realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any Series will be required to pay any federal income or excise taxes, although a Series' foreign-source income may be subject to foreign withholding taxes. Distributions by the Series Fund, to the extent applied to increase reserves under the Contracts, are not taxable to Sun Life of Canada (U.S.) or Sun Life (N.Y.). If any Series should fail to qualify as a "regulated investment company" in any year, then that Series would incur corporate federal income tax upon its taxable income for that year (with no deduction for distributions to shareholders), and its distributions would generally be taxable as ordinary dividend income to its shareholders, and each insurance company separate account invested therein would likely fail to satisfy the diversification requirements of section 817(h) (see below), with the result that the variable life insurance and variable annuity contracts supported by that account would no longer be eligible for tax deferral.

Each Series intends to continue to diversify its assets as required by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements of Subchapter M, place certain limitations on the proportion of each Series' assets that may be represented by any single investment and securities from the same issuer. If a Series failed to comply with these requirements, Contracts that invest in the Series would not be treated as annuity, endowment or life insurance contracts under the Code, with the result that such Contracts would no longer be eligible for tax deferral.

Any investment by a Series in zero coupon bonds, deferred interest bonds, PIK bonds (as defined in Appendix A), certain stripped securities and certain securities purchased at a market discount will cause the Series to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Series (or potential disqualification of the Series as a "regulated investment company," with the consequences discussed above), the Series may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Series.

A Series' transactions in options, Futures Contracts, Forward Contracts and swaps and related transactions will be subject to special tax rules that may affect the amount, timing and character of Series income and distributions to shareholders. For example, certain positions held by a Series on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any resulting gain or loss, in addition to gains and losses from actual dispositions of those positions, will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Series that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles" and may be subject to special tax rules that would cause deferral of Series losses, adjustments in the holding periods of Series securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Series will limit its activities in options, Futures Contracts, Forward Contracts and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

Special tax considerations apply with respect to foreign investments of a Series. Foreign exchange gains and losses realized by the Series will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes and investment by a Series in "passive foreign investment companies" may be limited in order to avoid a tax on the Series. A Series may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Series to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Series (or potential disqualification of the Series as a "regulated investment company," with the consequences discussed above), the Series may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Series.

Investment income received by a Series from foreign securities, and gains with respect to foreign securities, may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Series to a reduced rate of tax or an exemption from tax on such income; the Series intend to qualify for treaty reduced rates where available. It is impossible, however, to determine a Series' effective rate of foreign tax in advance, since the amount of the Series' assets to be invested within various countries is not known.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Series Fund's Declaration of Trust permits the Series Fund's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each Series, to divide or combine the shares of any Series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that Series and to divide such shares into classes. The Series Fund has reserved the right to create and issue additional Series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Series with each other share of that class. Shares of each Series of the Series Fund participate equally in the earnings, dividends and distribution of net assets of the particular Series upon liquidation or dissolution (except for any differences among classes of shares of a Series).

Each shareholder of each Series is entitled to one vote for each dollar of net asset value (number of shares of the Series owned times net asset value per share) of the Series, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all Series of the Series Fund generally will vote together on all matters except when the Trustees determine that only shareholders of particular Series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by Series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Series Fund's Declaration of Trust.

The Series Fund, or any Series or class of the Series Fund, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Series Fund voting as a single class or of the affected Series or class. The Series Fund, or any Series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any Series of the Series Fund, or any class of any Series, may be terminated at any time by a vote of a majority of the outstanding voting power of that Series or class, or by the Trustees by written notice to the shareholders of that Series or class. The Series Fund may be terminated at any time by a vote of a majority of the voting power of the Series Fund or by the Trustees by written notice to the shareholders. If not so terminated, the Series Fund will continue indefinitely.

The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Series if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Series (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has granted enforcement no-action relief for involuntary redemptions in limited circumstances.

Under the Declaration of Trust, a Series may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Series Fund and provides for indemnification and reimbursement of expenses out of Series Fund property for any shareholder held personally liable for the obligations of the Series Fund. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Series Fund and its shareholders and the Trustees, officers, employees and agents of the Series Fund covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Series Fund itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Series Fund are not binding upon the Trustees individually but only upon the property of the Series Fund and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Series Fund's Declaration of Trust provides that shareholders may not bring suit on behalf of a Series without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Series or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

The Series Fund's Declaration of Trust provides that by becoming a shareholder of a Series, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.


8.  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Specific decisions to purchase or sell securities for the Series are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser, in a similar capacity.


In connection with the selection of broker dealers and the placing of Series portfolio transactions, the Adviser seeks for the Series the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions.

The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks to execute the Series' portfolio transactions. In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

Consistent with the Advisory Agreement and applicable rules and regulations, the Adviser may consider sales of shares of the Series and of other funds or accounts of the Adviser as a factor in the selection of broker-dealers to execute the Series' portfolio transactions.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Series to pay a broker-dealer which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for the Series in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or its overall responsibilities to the Series or to its other clients. Not all of such services are useful or of value in advising the Series.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Series and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Series. The Trustees (together with the Trustees of certain other MFS funds) have directed the Advisor to allocate a total of $53,563 of commission business from certain MFS funds (including the Series) to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Inc. (which provides information useful to the Trustees in reviewing the relationship between the Series and the Adviser).


The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee of the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent the Series' portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Series will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Series and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Series. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

The Fund has entered into an arrangement with State Street Brokerage Services, Inc. ("SSB"), an affiliate of the Custodian, under which, with respect to any brokerage transactions directed to SSB, the Series receives, on a trade-by-trade basis, a credit for part of the brokerage commission paid, which is applied against other expenses of the Series, including the Series' custodian fee. The Adviser receives no direct or indirect benefit from this arrangement.

In certain instances there may be securities which are suitable for the Series' portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Series and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Series is concerned. In other cases, however, the Series believes that its ability to participate in volume transactions will produce better executions for the Series.


For the years ended December 31, 2002, 2001 and 2000, brokerage commissions paid by the Series were as follows:

                                                                                          TOTAL COMMISSIONS PAID DURING
                                                                                   --------------------------------------------
SERIES                                                                                2002             2001             2000
--------------------------------------------------------------------------------------------------------------------------------
Bond Series ..................................................................... $        --       $       --       $      244
Capital Appreciation Series .....................................................   2,448,944        3,406,304        4,271,516
Capital Opportunities Series ....................................................   1,391,616        1,468,379        1,518,346
Emerging Growth Series ..........................................................   2,300,370        3,773,197        3,121,985
Emerging Markets Equity Series ..................................................     518,350          326,889          295,594
Global Asset Allocation Series ..................................................      77,530          146,083          206,540
Global Governments Series .......................................................          --               --               --
Global Growth Series ............................................................   1,205,847        1,355,572        1,709,086
Global Telecommunications Series ................................................      11,884            7,333            1,058(1)
Global Total Return Series ......................................................     107,217          123,726          145,598
Government Securities Series ....................................................          --               --               --
High Yield Series ...............................................................          --                1                7
International Growth Series .....................................................     524,381          544,132          346,173
International Value Series(5) ...................................................     155,467          255,577          225,646
Managed Sectors Series ..........................................................   1,627,765        1,722,801        2,871,800
Massachusetts Investors Growth Stock Series .....................................   3,803,215        4,211,767        2,842,075
Massachusetts Investors Trust Series ............................................   2,844,375        3,457,922        2,809,521
Mid Cap Growth Series ...........................................................     485,459           98,297           12,416(1)
Mid Cap Value Series(2) .........................................................       2,329              N/A              N/A
Money Market Series .............................................................          --               --               --
New Discovery Series ............................................................   1,288,006          273,490          160,852
Research Series .................................................................   2,168,742        1,831,964        1,981,704
Research Growth and Income Series ...............................................     242,641          171,209          123,097
Research International Series ...................................................     407,859          491,171          302,340
Strategic Growth Series .........................................................     177,338          178,397           86,162
Strategic Income Series .........................................................          --              250              244
Strategic Value Series(2) .......................................................       2,416              N/A              N/A
Technology Series ...............................................................     244,324          128,412           21,735(3)
Total Return Series .............................................................   2,541,707        1,945,144        1,894,129
Utilities Series ................................................................     983,112        1,214,681        1,331,865
Value Series(4) .................................................................     566,376          544,728          186,338
------------
(1) From the commencement of investment operations on August 31, 2000.
(2) From the commencement of investment operations on May 1, 2002.
(3) From the commencement of investment operations on June 16, 2000.
(4) Formerly known as Equity Income Series.
(5) Formerly known as International Growth and Income Series.

During the year ended December 31, 2002 each of the following Series purchased and retained securities issued by regular broker-dealers and affiliates thereof, as follows:

                                                                                                             VALUE  OF  SECURITY AT
SERIES                                                  BROKER-DEALER                                             DECEMBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------

Bond Series ..........................................  Bank America Corp.                                             $  2,689,858
                                                        Citigroup, Inc.                                                $  3,314,610
                                                        Credit Suisse First Boston USA                                 $  2,068,447
                                                        Goldman Sachs Group, Inc.                                      $    634,003
                                                        Lehman Brothers Holding, Inc.                                  $  3,039,244
                                                        Merrill Lynch & Co., Inc.                                      $  3,567,841
                                                        Morgan Stanley Dean Witter & Co.                               $  3,764,424
-----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Series ..........................  American Express Co.                                           $  8,915,270
                                                        Citigroup, Inc.                                                $ 16,926,496
                                                        General Electric Capital Corp.                                 $  6,960,758
                                                        Goldman Sachs Group, Inc.                                      $ 30,033,508
                                                        Merrill Lynch & Co., Inc.                                      $  8,370,631
                                                        Morgan Stanley Dean Witter & Co.                               $  3,880,224
-----------------------------------------------------------------------------------------------------------------------------------
Capital Opportunities Series .........................  Bank America Corp.                                             $  1,489,494
                                                        Citicorp, Inc.                                                 $  6,310,904
                                                        Goldman Sachs Group, Inc.                                      $  1,661,640
                                                        Merrill Lynch & Co., Inc.                                      $  7,387,079
                                                        Morgan Stanley Dean Witter & Co.                               $  2,540,110
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Growth Series ...............................  Citigroup, Inc.                                                $  5,065,917
                                                        Goldman Sachs Group, Inc.                                      $  9,678,318
                                                        Lehman Brothers Holdings, Inc.                                 $    554,216
                                                        Merrill Lynch & Co., Inc.                                      $  4,118,486
                                                        Morgan Stanley Dean Witter & Co.                               $    630,736
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity Series .......................  Merrill Lynch & Co., Inc.                                      $    523,377
-----------------------------------------------------------------------------------------------------------------------------------
Global Asset Allocation Series .......................  Goldman Sachs Group, Inc.                                      $     62,652
                                                        J.P. Morgan Chase                                              $    109,920
                                                        Lehman Brothers Holding, Inc.                                  $     70,876
                                                        Merrill Lynch & Co., Inc.                                      $  3,080,728
-----------------------------------------------------------------------------------------------------------------------------------
Global Governments Series ............................  Merrill Lynch & Co., Inc.                                      $  3,353,636
-----------------------------------------------------------------------------------------------------------------------------------
Global Growth Series .................................  American Express Co.                                           $    752,955
                                                        Citigroup, Inc.                                                $  1,461,863
                                                        Goldman Sachs Group, Inc.                                      $    844,440
                                                        Merrill Lynch & Co., Inc.                                      $  6,360,912
                                                        Morgan Stanley Dean Witter & Co.                               $    339,320
-----------------------------------------------------------------------------------------------------------------------------------
Global Telecommunications Series .....................  Merrill Lynch & Co., Inc.                                      $    126,525
-----------------------------------------------------------------------------------------------------------------------------------
Global Total Return Series ...........................  Bank America Corp.                                             $    770,140
                                                        Citigroup, Inc.                                                $    577,116
                                                        General Motors Acceptance Corp.                                $     69,300
                                                        Goldman Sachs Group, Inc.                                      $    245,160
                                                        Merrill Lynch & Co., Inc.                                      $  8,873,451
-----------------------------------------------------------------------------------------------------------------------------------
Government Securities Series .........................  Goldman Sachs, Inc.                                            $ 30,487,000
                                                        Morgan Stanley, Inc.                                           $100,929,000
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Series ....................................  General Electric Capital Corp.                                 $  6,150,786
                                                        Merrill Lynch & Co., Inc.                                      $  5,308,394
-----------------------------------------------------------------------------------------------------------------------------------
International Growth Series ..........................  Merrill Lynch & Co., Inc.                                      $    835,657
                                                        UBS Warburg LLC                                                $  1,624,065
-----------------------------------------------------------------------------------------------------------------------------------

International Value Series ...........................  Merrill Lynch & Co., Inc.                                      $  1,401,982
-----------------------------------------------------------------------------------------------------------------------------------
Managed Sectors Series ...............................  American Express Co.                                           $  1,438,745
                                                        Citigroup, Inc.                                                $  4,300,218
                                                        Goldman Sachs Group Inc.                                       $  2,172,390
                                                        Merrill Lynch & Co., Inc.                                      $  3,055,951
                                                        Morgan Stanley Dean Witter & Co.                               $  1,381,232
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts Investors Growth Stock Series ..........  Citigroup, Inc.                                                $  7,800,004
                                                        Goldman Sachs Group, Inc.                                      $  5,366,280
                                                        Merrill Lynch & Co., Inc.                                      $  9,434,226
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts Investors Trust Series .................  Goldman Sachs Group, Inc.                                      $ 39,975,580
                                                        Lehman Brothers Holdings, Inc.                                 $  2,920,292
                                                        Merrill Lynch & Co., Inc.                                      $  4,660,260
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Series ................................  Lehman Brothers Holdings, Inc.                                 $    280,838
                                                        Merrill Lynch & Co., Inc.                                      $  3,136,839
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Series .................................  Merrill Lynch & Co., Inc.                                      $     15,719
-----------------------------------------------------------------------------------------------------------------------------------
Money Market Series ..................................  None
-----------------------------------------------------------------------------------------------------------------------------------
New Discovery Series .................................  Merrill Lynch & Co., Inc.                                      $ 15,735,202
                                                        General Electric Capital Corp.                                 $  4,527,843
-----------------------------------------------------------------------------------------------------------------------------------
Research Series ......................................  Citigroup, Inc.                                                $ 15,923,053
                                                        Goldman Sachs Group, Inc.                                      $  5,992,800
                                                        Merrill Lynch & Co., Inc.                                      $  9,705,248
-----------------------------------------------------------------------------------------------------------------------------------
Research Growth and Income Series ....................  Citigroup, Inc.                                                $  2,072,761
                                                        Goldman Sachs Group, Inc.                                      $    742,290
                                                        Merrill Lynch & Co., Inc.                                      $  2,924,666
-----------------------------------------------------------------------------------------------------------------------------------
Research International Series ........................  Merrill Lynch & Co., Inc.                                      $  1,471,160
                                                        UBS AG                                                         $  1,141,885
-----------------------------------------------------------------------------------------------------------------------------------
Strategic Growth Series ..............................  Citigroup, Inc.                                                $  1,033,530
                                                        Goldman Sachs Group, Inc.                                      $    576,807
                                                        Merrill Lynch & Co., Inc.                                      $  2,004,879
                                                        Morgan Stanley Dean Witter & Co.                               $    426,745
-----------------------------------------------------------------------------------------------------------------------------------
Strategic Income Series ..............................  J.P. Morgan                                                    $    206,000
                                                        Merrill Lynch & Co., Inc.                                      $  5,405,980
-----------------------------------------------------------------------------------------------------------------------------------
Strategic Value Series ...............................  Bank America Corp.                                             $     11,618
                                                        Merrill Lynch & Co., Inc.                                      $     53,895
                                                        Morgan Stanley Dean Witter & Co.                               $      9,181
-----------------------------------------------------------------------------------------------------------------------------------
Technology Series ....................................  Merrill Lynch & Co., Inc.                                      $    280,186
-----------------------------------------------------------------------------------------------------------------------------------
Total Return Series ..................................  Bank America Corp.                                             $ 20,906,089
                                                        Bear Stearns Cos., Inc.                                        $  3,084,481
                                                        Citigroup, Inc.                                                $ 41,454,533
                                                        Credit Suisse First Boston USA                                 $  7,109,990
                                                        General Motors Acceptance Corp.                                $ 19,761,376
                                                        General Electric Capital Corp.                                 $ 31,783,508
                                                        Goldman Sachs Group, Inc.                                      $  5,243,700
                                                        J.P. Morgan Chase Securities                                   $ 27,888,941
                                                        Lehman Brothers Holdings, Inc.                                 $  3,388,140
                                                        Merrill Lynch & Co., Inc.                                      $ 58,414,330
                                                        Morgan Stanley Dean Witter & Co.                               $ 12,623,283
-----------------------------------------------------------------------------------------------------------------------------------

Utilities Series .....................................  Credit Suisse First Boston USA                                 $    260,583
                                                        General Electric Capital Corp.                                 $  4,698,837
                                                        Merrill Lynch & Co., Inc.                                      $  4,056,543
-----------------------------------------------------------------------------------------------------------------------------------
Value Series .........................................  Bank America Corp.                                             $  9,289,682
                                                        Bank One Corp.                                                 $    610,385
                                                        Citigroup, Inc.                                                $ 11,728,827
                                                        Goldman Sachs Group, Inc.                                      $  4,474,170
                                                        Merrill Lynch & Co., Inc.                                      $  7,502,841

                                                                    APPENDIX A

INVESTMENT TECHNIQUES, PRACTICES AND RISKS
Set forth below is a description of investment techniques and practices which the Series may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices.

INVESTMENT TECHNIQUES AND PRACTICES
DEBT SECURITIES

To the extent the Series invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Series' investments in debt securities with longer terms to maturity are subject to greater volatility than the Series' shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

ASSET-BACKED  SECURITIES:    The  Series  may  purchase the following types of
asset-backed securities:

    COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES:
The Series may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

The Series may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

    CORPORATE ASSET-BACKED SECURITIES: The Series may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

    MORTGAGE PASS-THROUGH SECURITIES: The Series may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Series may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Series may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass- through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass- through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Series may also buy mortgage-related securities without insurance or guarantees.

    STRIPPED MORTGAGE-BACKED SECURITIES: The Series may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

    CORPORATE SECURITIES: The Series may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Series may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

The Series may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix B for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Series may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

    LOANS AND OTHER DIRECT INDEBTEDNESS: The Series may purchase loans and other direct indebtedness. In purchasing a loan, the Series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Series would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Series would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Series may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments which obligate the Series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

The Series' ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Series will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Series may be required to rely upon another lending institution to collect and pass onto the Series amounts payable with respect to the loan and to enforce the Series' rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. In such cases, the Series will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Series' portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

    LOWER RATED BONDS: The Series may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix B for a description of bond ratings. No minimum rating standard is required by the Series, and the Series may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Series' policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Series focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Series invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

    MUNICIPAL BONDS: The Series may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Series may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Series may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

The Series may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

    U.S. GOVERNMENT SECURITIES: The Series may invest in U.S. Government Securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government Securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the GNMA; some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the FNMA.

U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

    VARIABLE AND FLOATING RATE OBLIGATIONS: The Series may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Series on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Series is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Series through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

    ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Series may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Series will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Series' distribution obligations.

EQUITY SECURITIES
The Series may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

FOREIGN SECURITIES EXPOSURE
The Series may invest in various types of foreign securities, or securities which provide the Series with exposure to foreign securities or foreign currencies, as discussed below:

BRADY BONDS: The Series may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.


DEPOSITARY RECEIPTS: The Series may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Series' policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Series in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.


ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Series may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Series may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Series' custodian in five days. The Series may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Series may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

EMERGING MARKETS: The Series may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.


o Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Series' portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Series' assets should these conditions recur.


o Default; Legal Recourse -- The Series may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Series defaults, the Series may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Series' ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

o Foreign Currencies -- The securities in which the Series invests may be denominated in foreign currencies and international currency units and the Series may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Series' asset value.

Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Series' portfolio securities are denominated may have a detrimental impact on the Series' net asset value.

o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Series' securities in such markets may not be readily available. The Series may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Series believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Series' identification of such condition until the date of the SEC action, the Series' securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.


o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Series) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.


Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

o Withholding -- Income from securities held by the Series could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Series makes its investments. The Series' net asset value may also be affected by changes in the rates or methods of taxation applicable to the Series or to entities in which the Series has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

FOREIGN SECURITIES: The Series may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Series may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Series to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Series to risk of loss if exchange rates move in a direction adverse to the Series' position. Such losses could reduce any profits or increase any losses sustained by the Series from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Series' investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

FORWARD CONTRACTS
The Series may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

A Forward Contract to sell a currency may be entered into where the Series seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Series may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Series intends to acquire.

If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Series may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Series does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Series' profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

The Series will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Series may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Series may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

The Series will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Series may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

The use by the Series of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.


FUTURES CONTRACTS
The Series may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Series may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.


A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Series' current or intended stock investments from broad fluctuations in stock prices. For example, the Series may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Series will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Series' current or intended investments in fixed income securities. For example, if the Series owned long-term bonds and interest rates were expected to increase, the Series might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Series' portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Series' interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Series from declining as much as it otherwise would have.

Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Series' cash reserves could then be used to buy long-term bonds on the cash market. The Series could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Series to hedge its interest rate risk without having to sell its portfolio securities.

The Series may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Series may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, the Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Series purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

The use by the Series of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

INDEXED SECURITIES
The Series may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Series may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate- term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign- denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Series to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

INVERSE FLOATING RATE OBLIGATIONS
The Series may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

INVESTMENT IN OTHER INVESTMENT COMPANIES
The Series may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.


    OPEN-END FUNDS. The Series may invest in open-end investment companies.

    CLOSED-END FUNDS. The Series may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.


LENDING OF PORTFOLIO SECURITIES
The Series may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Series would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Series would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Series would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Series would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Series would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

LEVERAGING TRANSACTIONS
The Series may engage in the types of transactions described below, which involve "leverage" because in each case the Series receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Series will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Series' shares and distributions on the Series' shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Series' shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Series. These transactions also increase the Series' expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Series would diminish the investment performance of the Series compared with what it would have been without using these transactions.

BANK BORROWINGS: The Series may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Series may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Series foregoes principal and interest paid on the mortgage-backed securities. The Series is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Series may also be compensated by receipt of a commitment fee.

If the income and capital gains from the Series' investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Series compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Series is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Series sells securities becomes insolvent, the Series' right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

REVERSE REPURCHASE AGREEMENTS: The Series may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Series will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Series. The Series will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

OPTIONS
The Series may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix:

OPTIONS ON FOREIGN CURRENCIES: The Series may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Series will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

OPTIONS ON FUTURES CONTRACTS: The Series also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Series' profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by the Series on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Series may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Series owns liquid and unencumbered assets equal to the difference. The Series may cover the writing of put Options on Futures Contracts
(a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Series owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Series, the Series will be required to sell the underlying Futures Contract which, if the Series has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Series is exercised, the Series will be required to purchase the underlying Futures Contract which, if the Series has covered its obligation through the sale of such Contract, will close out its futures position.

The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Series will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option the Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Series' losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Series may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Series could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Series could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

OPTIONS ON SECURITIES: The Series may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Series may be covered in the manner set forth below.

A call option written by the Series is "covered" if the Series owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Series owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Series holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Series owns liquid and unencumbered assets equal to the difference. A put option written by the Series is "covered" if the Series owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Series owns liquid and unencumbered assets equal to the difference. Put and call options written by the Series may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Effecting a closing transaction in the case of a written call option will permit the Series to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Series to write another put option to the extent that the Series owns liquid and unencumbered assets. Such transactions permit the Series to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Series, provided that another option on such security is not written. If the Series desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

The Series will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Series is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Series is more than the premium paid for the original purchase. Conversely, the Series will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Series is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series.

The Series may write options in connection with buy-and-write transactions; that is, the Series may purchase a security and then write a call option against that security. The exercise price of the call option the Series determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in- the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Series' maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Series' purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Series' gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Series may elect to close the position or retain the option until it is exercised, at which time the Series will be required to take delivery of the security at the exercise price; the Series' return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of- the-money, at-the-money and in-the-money put options may be used by the Series in the same market environments that call options are used in equivalent buy- and-write transactions.

The Series may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Series undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Series will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Series limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Series assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Series solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Series may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Series to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Series will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Series may also purchase call options to hedge against an increase in the price of securities that the Series anticipates purchasing in the future. If such increase occurs, the call option will permit the Series to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Series upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Series.

OPTIONS ON STOCK INDICES: The Series may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Series may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Series owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Series covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Series will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Series may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Series owns liquid and unencumbered assets equal to the difference. The Series may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Series owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

The Series will receive a premium from writing a put or call option, which increases the Series' gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Series has written a call option falls or remains the same, the Series will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Series will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Series' stock investments. By writing a put option, the Series assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Series correlate with changes in the value of the index, writing covered put options on indices will increase the Series' losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Series may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Series will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Series' investments does not decline as anticipated, or if the value of the option does not increase, the Series' loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Series' security holdings.

The purchase of call options on stock indices may be used by the Series to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Series holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Series will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Series is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Series owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

RESET OPTIONS: In certain instances, the Series may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Series is paid at termination, the Series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

"YIELD CURVE" OPTIONS: The Series may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, the Series may purchase or write such options for hedging purposes. For example, the Series may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Series may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Series will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Series will be "covered". A call (or put) option is covered if the Series holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Series' net liability under the two options. Therefore, the Series' liability for such a covered option is generally limited to the difference between the amount of the Series' liability under the option written by the Series less the value of the option held by the Series. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

REPURCHASE AGREEMENTS
The Series may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Series purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Series, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Series together with the repurchase price on repurchase. In either case, the income to the Series is unrelated to the interest rate on the Government securities.

The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Series will have the right to liquidate the securities. If at the time the Series is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Series' exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Series. The Series has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Series only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Series has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

SHORT SALES
The Series may seek to hedge investments or realize additional gains through short sales. The Series may make short sales, which are transactions in which the Series sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Series must borrow the security to make delivery to the buyer. The Series then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series. Until the security is replaced, the Series is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Series also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Series also will incur transaction costs in effecting short sales.

The Series will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Series may be required to pay in connection with a short sale.

Whenever the Series engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

The Series may also make short sales "against the box," i.e., when a security identical to one owned by the Series is borrowed and sold short. If the Series enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Series will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

SHORT TERM INSTRUMENTS
The Series may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

SWAPS AND RELATED DERIVATIVE INSTRUMENTS
The Series may enter into interest rate swaps, currency swaps and other types of available swap agreements, including swaps on securities, commodities and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Series with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Series' exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Series is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Series' investment objective and policies.

For example, the Series may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Series. In such an instance, the Series would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Series' portfolio, the Series would receive payments under the swap that would offset, in whole or part, such diminution in value. The Series may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Series' exposure to each such currency. The Series might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

The Series may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

The Series will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Series enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Series receiving or paying, as the case may be, only the net amount of the two payments), the Series will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Series' accrued obligations under the swap agreement over the accrued amount the Series is entitled to receive under the agreement. If the Series enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Series' accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Series would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Series, the Series must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

If the counterparty defaults, the Series' risk of loss consists of the net amount of payments that the Series is contractually entitled to receive. The Series anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

The use by the Series of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

TEMPORARY BORROWINGS
The Series may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

TEMPORARY DEFENSIVE POSITIONS
During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Series may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

"WHEN-ISSUED" SECURITIES
The Series may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Series at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Series does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Series will identify liquid and unencumbered assets equal to its forward delivery commitment.

SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE SERIES' PORTFOLIO:
The Series' ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Series' portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Series bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

If the Series purchases a put option on an index and the index decreases less than the value of the hedged securities, the Series would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Series has a position and the portfolio securities the Series is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Series enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Series' portfolio or the intended acquisitions being hedged.

The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Series is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Series in connection with such transactions.

In writing a covered call option on a security, index or futures contract, the Series also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Series covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Series may not be fully covered. As a result, the Series could be subject to risk of loss in the event of adverse market movements.

The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Series' portfolio. When the Series writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Series will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Series' portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Series will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Series may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Series' overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Series to engage in such transactions.

RISKS OF NON-HEDGING TRANSACTIONS: The Series may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Series will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Series may not fully protect it against risk of loss and, in any event, the Series could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Series may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Series may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Series will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Series to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Series to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

With respect to the writing of straddles on securities, the Series incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Series with two simultaneous premiums on the same security, but involve additional risk, since the Series may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Series will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Series, and the Series could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Series has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Series' ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Series enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Series or decreases in the prices of securities or other assets the Series intends to acquire. Where the Series enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Series to greater risk.

POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Series enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Series has effected the transaction. In that event, the Series might not be able to recover amounts deposited as margin, or amounts owed to the Series in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Series could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Series.

RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Series assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Series. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Series makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Series to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by the Series in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Series' position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Series. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Series could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Series' ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Sriese will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Series' ability to enter into desired hedging transactions. The Series will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Series to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: In order to assure that the Series will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Series enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on any such contracts the Series has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the- money at the time of purchase.

                                                                    APPENDIX B

DESCRIPTION OF BOND RATINGS
The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.


Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


STANDARD & POOR'S RATINGS SERVICES

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.


C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A "C" rating will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.


D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

FITCH IBCA, DUFF & PHELPS

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. DD indicates expected recoveries in the range of 50% - 90% and D the lowest recovery potential, i.e. below 50%.

NOTES

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, or to categorize below "CCC".

"NR" indicates that Fitch does not rate the issuer or issue in question.

"WITHDRAWN": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

MFS/SUN LIFE SERIES TRUST
An Open-end Management Investment Company

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110


JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081


DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
200 Berkeley Street, Boston, MA 02116

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
Retirement Products and Services Division
P.O. Box 1024, Boston, MA 02103
Toll Free Telephone: (800) 752-7215

SUN-SAI-5/03

                                                    PART C

ITEM 23.  EXHIBITS

           1   (a)  Amended and Restated Declaration of Trust dated May 1, 2001.
                    (14)


               (b) Amendment to the Declaration of Trust, dated May 29, 2001, to establish an additional class of shares. (16)

               (c) Amendment to the Declaration of Trust, dated April 30, 2002, to redesignate certain series; filed herewith.

               (d) Amendment to the Declaration of Trust, dated October 16, 2002, to rededsignate one series; filed herewith.

           2 Amended and Restated By-Laws, dated October 25, 2002; filed herewith.


           3        Not Applicable.

           4   (a)  Investment Advisory Agreement between Registrant and
                    Massachusetts Financial Services Company dated May 24, 1985.
                    (3)

               (b) Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company dated July 23, 1986. (3)

               (c) Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company dated January 26, 1988. (3)

               (d) Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the World Growth Series dated November 1, 1993. (3)

               (e) Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the Utilities Series dated November 1, 1993. (3)

               (f) Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the Research Series dated September 16, 1994. (3)

               (g) Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the World Asset Allocation Series dated September 16, 1994. (3)

               (h) Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the World Total Return Series dated September 16, 1994. (3)

               (i) Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the Emerging Growth Series dated May 1, 1995. (3)

               (j) Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the MFS/Foreign & Colonial International Growth Series dated September 1, 1995. (3)

               (k) Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the MFS/Foreign & Colonial International Growth and Income Series dated September 1, 1995. (3)

               (l) Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the MFS/Foreign & Colonial Emerging Markets Equity Series dated September 1, 1995. (3)

               (m) Sub-Advisory Agreement by and between Massachusetts Financial Services Company and Foreign & Colonial Management Ltd. relating to the MFS/Foreign & Colonial International Growth Series dated September 1, 1995. (3)

               (n) Sub-Advisory Agreement by and between Massachusetts Financial Services Company and Foreign & Colonial Management Ltd. relating to the MFS/Foreign & Colonial Emerging Markets Equity Series dated September 1, 1995. (3)

               (o) Sub-Advisory Agreement between Foreign & Colonial Management Ltd. and Foreign & Colonial Emerging Markets Limited relating to the MFS/Foreign & Colonial International Growth Series dated September 1, 1995. (3)

               (p) Sub-Advisory Agreement between Foreign & Colonial Management Ltd. and Foreign & Colonial Emerging Markets Limited relating to the MFS/Foreign & Colonial Emerging Markets Equity Series dated September 1, 1995. (3)

               (q) Sub-Advisory Agreement by and between Massachusetts Financial Services Company and Foreign & Colonial Management Limited relating to the World Growth Series dated May 1, 1996. (3)

               (r) Sub-Advisory Agreement between Foreign & Colonial Management Limited and Foreign & Colonial Emerging Markets Limited relating to the World Growth Series dated May 1, 1996. (3)

               (s) Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the Value Series dated May 1, 1996. (3)

               (t) Investment Advisory Agreement between Registrant, on behalf of the Research Growth and Income Series, and Massachusetts Financial Services Company dated May 12, 1997. (3)

               (u) Amendment to the Investment Advisory Agreement by and between Massachusetts Financial Services Company and the Registrant relating to the Capital Appreciation Series dated January 1, 1997. (1)

               (v) Investment Advisory Agreement between Registrant, on behalf of the Bond Series, and Massachusetts Financial Services Company dated May 1, 1998. (5)

               (w) Investment Advisory Agreement between Registrant, on behalf of the Equity Income Series, and Massachusetts Financial Services Company dated May 1, 1998. (5)

               (x) Investment Advisory Agreement between Registrant, on behalf of the Massachusetts Investors Growth Stock Series, and Massachusetts Financial Services Company dated May 1, 1998.
                    (5)

               (y) Investment Advisory Agreement between Registrant, on behalf of the New Discovery Series, and Massachusetts Financial Services Company dated May 1, 1998. (5)

               (z) Investment Advisory Agreement between Registrant, on behalf of the Research International Series, and Massachusetts Financial Services Company dated May 1, 1998. (5)

               (aa) Investment Advisory Agreement between Registrant, on behalf of the Strategic Income Series, and Massachusetts Financial Services Company dated May 1, 1998. (5)

               (bb) Investment Advisory Agreement between Registrant, on behalf of the Strategic Growth Series, and Massachusetts Financial Services Company. (8)

               (cc) Investment Advisory Agreement between Registrant, on behalf of Technology Series, and Massachusetts Financial Services Company. (10)

               (dd) Investment Advisory Agreement between Registrant, on behalf of Global Telecommunications Series, and Massachusetts Financial Services Company. (10)

               (ee) Investment Advisory Agreement between Registrant, on behalf of Mid Cap Growth Series, and Massachusetts Financial Services Company. (10)


               (ff) Investment Advisory Agreement between Registrant, on behalf of Global Health Sciences Series, and Massachusetts Financial Services Company. (16)


               (gg) Investment Advisory Agreement between Registrant, on behalf of International New Discovery Series, and Massachusetts Financial Services Company. (14)


           5        Distribution Agreement, dated July 13, 2001.  (16)


           6        Not Applicable.

           7   (a)  Custodian Agreement between the Trust and State Street Bank and Trust Company, dated July 2, 2001. (13)

               (b) Global Custody Agreement between the Trust and Chase Manhattan Bank, dated July 2, 2001. (13)

           8   (a)  Shareholder Servicing Agent Agreement between Registrant and
                    MFS Service Center, Inc., dated August 1, 1985. (3)

               (b) Master Administrative Services Agreement, dated March 1, 1997, as amended and restated April 1, 1999. (2)


               (c) Exhibit A, as revised September 18, 2002, to the Amended and Restated Master Administrative Services Agreement. (15)


           9   (a)  Consent and Opinion of Counsel (to include new Global Health
                    Sciences and International New Discovery Series), dated
                    February 26, 2001. (11)


               (b)  Legal Opinion Consent dated April 25, 2003; filed herewith.


          10        Consent of Deloitte & Touche LLP; filed herewith.

          11        Not Applicable.

          12        Not Applicable.


          13 Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective July 13, 2001. (16)


          14        Not Applicable.


          15 Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, dated July 13, 2001. (16)


          16 Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. (7)


               Power of Attorney, dated May 4, 2001. (14) Power of Attorney, dated August 1, 2002; filed herewith. Power of Attorney, dated November 4, 2002; filed herewith. Power of Attorney, dated April 1, 2003; filed herewith.


(1) Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed with the SEC via EDGAR on April 29, 1997.
(2) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on March 31, 1999.
(3) Incorporated by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed with the SEC via EDGAR on February 13, 1998.
(4) Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed with the SEC via EDGAR on April 29, 1998.
(5) Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed with the SEC via EDGAR on February 22, 1999.
(6) Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement filed with the SEC via EDGAR on August 13, 1999.
(7) Incorporated by reference to Post-Effective Amendment No. 40 for MFS Series Trust IX (File Nos. 2-50409 and 811-2464) filed with the SEC via EDGAR on August 28, 2000.
(8) Incorporated by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement filed with the SEC via EDGAR on April 28, 2000.
(9) Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement filed with the SEC via EDGAR on June 15, 2000.
(10) Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed with the SEC via EDGAR on December 13, 2000.
(11) Incorporated by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed with the SEC via EDGAR on March 1, 2001.
(12) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 42 filed with the SEC via EDGAR on August 28, 2001.
(13) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.
(14) Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement filed with the SEC via EDGAR on May 29, 2001.

(15) Incorporated by reference to MFS Series Trust VI (File Nos. 33-34502 and 811-6102) Post-Effective Amendment No. 18 filed with the SEC via EDGAR on December 23, 2002.
(16) Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement filed with the SEC via EDGAR on March 1, 2002.


ITEM 24.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  Not applicable.

ITEM 25.          INDEMNIFICATION

                  Reference is hereby made to (a) Article V of the Registrant's Amended and Restated Declaration of Trust, filed as an Exhibit to the Registrant's Post-Effective Amendment No. 21 and (b) the undertaking of the Registrant regarding indemnification set forth in Registrant's Post-Effective Amendment No. 21.

                  The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


                  MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below): MASSACHUSETTS INVESTORS TRUST; MASSACHUSETTS INVESTORS GROWTH STOCK FUND; MFS GROWTH OPPORTUNITIES FUND; MFS GOVERNMENT SECURITIES FUND; MFS GOVERNMENT LIMITED MATURITY FUND; MFS SERIES TRUST I (which has 12 series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS Global Asset Allocation Fund, MFS Strategic Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Value Fund, MFS New Discovery Fund, MFS Technology Fund, MFS Research International Fund, MFS Global Telecommunications Fund and MFS Japan Equity
Fund); MFS SERIES TRUST II (which has two series: MFS Emerging Growth Fund and MFS Large Cap Growth Fund); MFS SERIES TRUST III (which has three series: MFS High Income Fund, MFS Municipal High Income Fund and MFS High Yield Opportunities Fund); MFS SERIES TRUST IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth Fund); MFS SERIES TRUST V (which has five series: MFS Total Return Fund, MFS Research Fund, MFS International New Discovery Fund, MFS International Strategic Growth Fund and MFS International Strategic Value Fund); MFS SERIES TRUST VI (which has three series: MFS Global Total Return Fund, MFS Utilities Fund and MFS Global Equity Fund); MFS SERIES TRUST VII (which has one series: MFS Capital Opportunities Fund); MFS SERIES TRUST VIII (which has three series: MFS Strategic Income Fund, MFS Global Growth Fund and MFS Tax Managed Equity Fund); MFS SERIES TRUST IX (which has eight series: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund, MFS Research Bond Fund J, MFS Intermediate Investment Grade Bond Fund, MFS Emerging Opportunities Fund and MFS Large Cap Value Fund; MFS SERIES TRUST X (which has 18 series: MFS Government Mortgage Fund, MFS Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Value Fund, MFS Strategic Value Fund, MFS Emerging Markets Debt Fund, MFS European Equity Fund, MFS New Endeavor Fund, MFS Fundamental Growth Fund, MFS Gemini U.K. Fund, MFS International Equity Fund, MFS Global Value Fund, MFS International Core Equity Fund, MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund); MFS SERIES TRUST XI (which has three series: MFS Union Standard Equity Fund, Vertex International Fund and MFS Mid Cap Value Fund); and MFS MUNICIPAL SERIES TRUST (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

                  MFS also serves as investment adviser of the following open-end Funds: MFS Institutional Trust ("MFSIT") (which has 9 series) and MFS Variable Insurance Trust ("MVI") (which has 15 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

                  In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

                  Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 31 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

                  The Directors of MFS are John W. Ballen, Kevin R. Parke, Joseph W. Dello Russo, William W. Scott, Martin E. Beaulieu, Robert J. Manning, Richard D. Schmalensee, Donald A. Stewart, C. James Prieur, William W. Stinson and James C. Baillie. Jeffrey L. Shames is the Chairman, Mr. Ballen is Chief Executive Officer, Mr. Parke is President and Chief Investment Officer, Mr. William Scott is Vice Chairman, Mr. Dello Russo is Executive Vice President and Chief Administrative Officer, Mr. Beaulieu is the Director of Global Distribution, Stephen E. Cavan is a Senior Vice President, General Counsel and Secretary of MFS, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, Thomas B. Hastings is a Senior Vice President and Treasurer of MFS, Joseph Lynch is the Assistant Treasurer of MFS and Robert Whelan is a Senior Vice President, Chief Financial Officer and Corporate Controller of MFS.

                  MASSACHUSETTS INVESTORS TRUST
                  MASSACHUSETTS INVESTORS GROWTH STOCK FUND
                  MFS GROWTH OPPORTUNITIES FUND
                  MFS GOVERNMENT SECURITIES FUND
                  MFS GOVERNMENT LIMITED MATURITY FUND
                  MFS SERIES TRUST I MFS SERIES TRUST II
                  MFS SERIES TRUST III
                  MFS SERIES TRUST IV
                  MFS SERIES TRUST V
                  MFS SERIES TRUST VI
                  MFS SERIES TRUST VII
                  MFS SERIES TRUST VIII
                  MFS SERIES TRUST IX
                  MFS SERIES TRUST X
                  MFS SERIES TRUST XI
                  MFS MUNICIPAL SERIES TRUST
                  MFS VARIABLE INSURANCE TRUST
                  MFS INSTITUTIONAL TRUST
                  MFS MUNICIPAL INCOME TRUST
                  MFS MULTIMARKET INCOME TRUST
                  MFS GOVERNMENT MARKETS INCOME TRUST
                  MFS INTERMEDIATE INCOME TRUST
                  MFS CHARTER INCOME TRUST
                  MFS SPECIAL VALUE TRUST

                  Jeffrey L. Shames is Chairman, John W. Ballen is President, Stephen E. Cavan is the Secretary and Clerk, Richard M. Hisey, a Senior Vice President of MFS, is Treasurer, James O. Yost, Ellen M. Moynihan and Robert R. Flaherty, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary and Assistant Clerk.

                  MFS/SUN LIFE SERIES TRUST

                  C. James Prieur, President and Director of Sun Life Assurance Company of Canada, is Chairman, John W. Ballen is President, Stephen E. Cavan is the Secretary and Clerk, Richard M. Hisey is the Treasurer, James O. Yost, Ellen
M. Moynihan and Robert R. Flaherty are the Assistant Treasurers, James R. Bordewick, Jr., is the Assistant Secretary and Assistant Clerk.

                  MONEY MARKET VARIABLE ACCOUNT
                  HIGH YIELD VARIABLE ACCOUNT
                  CAPITAL APPRECIATION VARIABLE ACCOUNT
                  GOVERNMENT SECURITIES VARIABLE ACCOUNT
                  TOTAL RETURN VARIABLE ACCOUNT
                  GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                  MANAGED SECTORS VARIABLE ACCOUNT

                  C. James Prieur is Chairman and Member of the Board of Managers, John W. Ballen is president, Stephen E. Cavan is the Secretary, Richard M. Hisey is Treasurer, Jim Yost, Ellen M. Moynihan and Robert R. Flaherty are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MIL FUNDS
                  MFS MERIDIAN FUNDS

                  Jeffrey L. Shames is Chairman, John A. Brindle, Richard W. S. Baker and William F. Waters are Directors, Stephen E. Cavan is the Secretary, Richard M. Hisey is Treasurer, James O. Yost, Ellen M. Moynihan and Robert R. Flaherty are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

                  VERTEX INVESTMENT MANAGEMENT, INC., a Delaware corporation and a wholly owned subsidiary of MFS, whose principal business address is 500 Boylston Street, Boston, Massachusetts 02116 ("Vertex"), serves as investment adviser to Vertex Contrarian Fund and Vertex International Fund, each a series of MFS Series Trust XI. The principal business address of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

                  Jeffrey L. Shames and Kevin R. Parke are Directors. Mr. Shames is also the President. John W. Ballen is Executive Vice President and Chief Investment Officer, John D. Laupheimer is a Senior Vice President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

                  MFS INTERNATIONAL LTD. ("MIL BERMUDA"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds, known as the MFS Funds, SICAV after January 1999 (which has 12 portfolios): U.S. Equity Fund, U.S. Emerging Growth Fund, U.S. High Yield Bond Fund, U.S. Dollar Reserve Fund, U.S. Research Fund, U.S. Strategic Growth Fund, Global Equity Fund, European Equity Fund, European Bond Fund, European High Yield Bond Fund, Value Fund and European Smaller Companies Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg. MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Governments Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian Global Growth Fund, MFS Meridian Money Market Fund, MFS Meridian Global Balanced Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian Strategic Growth Fund and MFS Meridian Global Asset Allocation Fund, MFS Meridian Value Fund, MFS Meridian Research International Fund and MFS Meridian Research Bond Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

                  Jeffrey L. Shames is a Director, Peter Laird is a Director and President, Steven E. Cavan is a Director, Senior Vice President and Secretary, Peter Bubenzner is a Director, Judith Collis is a Director, Robert Whelan is the Treasurer, Robert T. Burns is the Assistant Secretary and Thomas B. Hastings is the Assistant Treasurer.

                  MFS INTERNATIONAL (U.K.) LTD. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

                  Jeffrey L. Shames, John W. Ballen, Peter D. Laird and Stephen E Cavan are the Directors. Mr. Laird is the President, Mr. Cavan is the Secretary, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

                  MFS INTERNATIONAL S.C. LTDA ("MIL BRAZIL"), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Meridian Funds.

                  Jeffrey L. Shames, Stephen E. Cavan and Peter D. Laird are Advisory Board Members. Mr. Shames is also the President.

                  MFS INSTITUTIONAL ADVISORS (AUSTRALIA) LTD.
("MFSI-AUSTRALIA"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

                  Graham E. Lenzner is the Chairman, Loretta Lenzner, Joe Trainer and Sheldon Rivers are Directors, Stephen E. Cavan is the Secretary, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

                  MFS FUND DISTRIBUTORS, INC. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

                  Jeffrey L. Shames is the Chairman, James V. Fitzgerald is the President and Director, Martin E. Beaulieu is a Director, Robert Leo is the Vice Chairman and Executive Vice President, Stephen E. Cavan is the Secretary, Robert
T. Burns is the Assistant Secretary, Michael J. Londergan is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

                  MFS SERVICE CENTER, INC. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

                  Jeffrey L. Shames is the Chairman. Joseph W. Dello Russo and Janet A. Clifford are Directors. Ms. Clifford is also the President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen
E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

                  MFS INSTITUTIONAL ADVISORS, INC. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

                  Joseph J. Trainor, Jeffrey L. Shames and John W. Ballen are Directors. Mr. Trainor is also the President, Kevin R. Parke is an Executive Vice President and Managing Director, Lisa M. Jones is an Executive Vice President and Managing Director of Institutional Sales, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

                  MFS RETIREMENT SERVICES, INC. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

                  Jeffrey L. Shames is the Chairman, Martin E. Beaulieu is the Director, Carol W. Geremia is the President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

                  MFS INVESTMENT MANAGEMENT K.K. ("MIMKK"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is Kamiyacho-Mori Building, 3-20, Tranomon 4-chome, Minato-ku, Tokyo, Japan, is involved in investment management activities.

                  Jeffrey L. Shames is a Director, Ira S. Krolick is a Director and Chief Operating Officer, Peter Laird is a Director and Takafumi Ishii is a Director and Representative Director.

                  MFS HERITAGE TRUST COMPANY ("MFS TRUST"), a New
Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

                  Stephen E. Cavan, Joseph W. Dello Russo, Janet A. Clifford, Martin E. Beaulieu, Carol W. Geremia, Joseph A. Kosciuszek are Directors. Mr. Cavan is the President, Robert Whelan is the Treasurer and Robert T. Burns is the Clerk.

                  MFS ORIGINAL RESEARCH PARTNERS, LLC, a Delaware limited liability company and a wholly owned subsidiary of MFS whose address is 500 Boylston Street, Boston, Massachusetts 02116, is an adviser to domestic pooled private investment vehicles.

                  Jeffrey L. Shames, John W. Ballen, Kevin R. Parke and Joseph
J. Trainor are Directors. Mr. Trainor is the President, Robert Whelan is the Treasurer, Stephen E. Cavan is the Secretary, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

                  MFS ORIGINAL RESEARCH ADVISORS, LLC, a Delaware limited liability company and a wholly owned subsidiary of MFS whose address is 500 Boylston Street, Boston, Massachusetts 02116, is an adviser to offshore pooled private investment vehicles.

                  Jeffrey L. Shames, John W. Ballen, Kevin R. Parke and Joseph
J. Trainor are Directors. Mr. Trainor is the President, Robert Whelan is the Treasurer, Stephen E. Cavan is the Secretary, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

                  MFS JAPAN HOLDINGS, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

                  Jeffrey L. Shames, Douglas C. Henck, Peter D. Laird and Donald
A. Stewart are Directors.

                  SUN LIFE OF CANADA (U.S.) FINANCIAL SERVICES HOLDINGS, INC., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

                  John W. Ballen, Kevin R. Parke, Joseph W. Dello Russo, Jeffrey
L. Shames, Eric G. Burns, Donald A. Stewart and C. James Prieur are Directors. Mr. Ballen is the Chairman and Mr. Parke is the Chief Executive Officer & President, Robert Whelan is the Treasurer, Joseph Lynch is the Assistant Treasurer, Robert T. Burns is Secretary and Mitchell C. Freestone is the Assistant Secretary.

                  MFS INVESTMENT MANAGEMENT (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 2 portfolios: MFS Funds-Global Equity Ex-Japan Fund and MFS Funds-Bond Fund.

                  Jeffrey L. Shames, John W. Ballen and Kevin R. Parke are Directors.

                  NEW ENGLAND STREAMING MEDIA, LLC, a limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is primarily involved in internet technology.

                  Jeffrey L. Shames, John W. Ballen, Joseph W. Dello Russo, Robert Whelan, Jeremiah Potts are Directors. Mr. Potts is the Chief Executive Officer.

                  In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

                  Donald A. Stewart     Chairman, Sun Life Assurance Company of
                                            Canada, Sun Life Centre, 150 King
                                            Street West, Toronto, Ontario,
                                            Canada (Mr. Stewart is also an
                                            officer and/or Director of various
                                            subsidiaries and affiliates of Sun
                                            Life)

                  C. James Prieur       President and a Director, Sun Life
                                            Assurance Company of Canada, Sun
                                            Life Centre, 150 King Street West,
                                            Toronto, Ontario, Canada (Mr. Prieur
                                            is also an officer and/or Director
                                            of various subsidiaries and
                                            affiliates of Sun Life)

                  William W. Stinson    Director, Sun Life Assurance Company of
                                            Canada, Sun Life Centre, 150 King
                                            Street West, Toronto, Ontario,
                                            Canada; Director, United Dominion
                                            Industries Limited, Charlotte, N.C.;
                                            Director, PanCanadian Petroleum
                                            Limited, Calgary, Alberta; Director,
                                            LWT Services, Inc., Calgary Alberta;
                                            Director, Western Star Trucks, Inc.,
                                            Kelowna, British Columbia; Director,
                                            Westshore Terminals Income Fund,
                                            Vancouver, British Columbia;
                                            Director (until 4/99), Canadian
                                            Pacific Ltd., Calgary, Alberta

                  James C. Baillie      Counsel, Torys, Ontario, Canada; Chair,
                                            Independent Electricity Market
                                            Operator, Ontario, Canada; Chair,
                                            Corel Corporation, Ontario, Canada;
                                            Director, Sun Life Financial,
                                            Ontario Canada; Director, FPI Ltd.,
                                            Newfoundland, Canada


ITEM 27.          DISTRIBUTORS

                  None

ITEM 28.          LOCATION OF ACCOUNTS AND RECORDS

                  The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                              NAME                             ADDRESS

                Massachusetts Financial Services         500 Boylston Street
                   Company (investment adviser)          Boston, MA  02116

                MFS Service Center, Inc.                 2 Avenue de Lafayette
                                                         Boston, MA  02111

                State Street Bank and Trust Company      State Street South
                                                         5-North
                                                         North Quincy, MA  02171

                Sun Life Assurance Company of Canada     One Copley Place
                Retirement Products and Services         Suite 200
                                                         Boston, MA  02116

ITEM 29.          MANAGEMENT SERVICES

                  Not applicable.

ITEM 30.          UNDERTAKINGS

                  Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 25th day of April 2003.

                                 MFS(R)/SUN LIFE SERIES TRUST


                                 By:    JAMES R. BORDEWICK, JR.
                                        ---------------------------------------
                                 Name:  James R. Bordewick, Jr.
                                 Title: Assistant Clerk and Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on April 25, 2003.


             SIGNATURE                               TITLE


C. JAMES PRIEUR*                             Chairman
---------------------------
C. James Prieur


KEVIN R. PARKE*                              Principal Executive Officer
---------------------------
Kevin R. Parke


RICHARD M. HISEY*                            Principal Financial Officer and
---------------------------                   Principal Accounting Officer
Richard M. Hisey


SAMUEL ADAMS*                                Trustee
---------------------------
Samuel Adams


J. KERMIT BIRCHFIELD*                        Trustee
---------------------------
J. Kermit Birchfield


ROBERT C. BISHOP*                            Trustee
---------------------------
Robert C. Bishop


FREDERICK H. DULLES*                         Trustee
---------------------------
Frederick H. Dulles


DAVID D. HORN*                               Trustee
---------------------------
David D. Horn


DERWYN F. PHILLIPS*                          Trustee
---------------------------
Derwyn F. Phillips


RONALD G. STEINHART*                         Trustee
-------------------------
Ronald G. Steinhart


HAVILAND WRIGHT*                             Trustee
Haviland Wright


                                            *By:   JAMES R. BORDEWICK, JR.
                                                   -------------------------
                                            Name:  James R. Bordewick, Jr.
                                                     as Attorney-in-fact

                                            Executed by James R. Bordewick, Jr.
                                            on behalf of those indicated
                                            pursuant to a Power of Attorney
                                            dated May 4, 2001, included in the
                                            Registrant's Post-Effective
                                            Amendment No. 30 filed with the
                                            Securities and Exchange Commission
                                            via EDGAR on May 29, 2001, and
                                            Powers of Attorney dated August 1,
                                            2002, November 4, 2002 and April 1,
                                            2003; filed herewith.

                                POWER OF ATTORNEY

         The undersigned, being the Treasurer and Principal Financial and Accounting Officer of each company listed on Exhibit A hereto (each a "Registrant"), hereby severally constitute and appoint Jeffrey L. Shames, Stephen E. Cavan, John W. Ballen, Kevin R. Parke and James R. Bordewick, Jr., and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for the undersigned, in the name of, and in the capacity indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto our said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 1st day of August, 2002.



RICHARD M. HISEY                    Principal Financial and Accounting Officer
----------------
Richard M. Hisey

                                    EXHIBIT A

                            MFS Sun Life Series Trust
                     Capital Appreciation Variable Account
                      Global Governments Variable Account
                     Government Securities Variable Account
                          High Yield Variable Account
                        Managed Sectors Variable Account
                         Money Market Variable Account
                         Total Return Variable Account

                                POWER OF ATTORNEY

         The undersigned, being the President and Principal Executive Officer of each company listed on Exhibit A hereto (each a "Registrant"), hereby severally constitute and appoint Jeffrey L. Shames, Stephen E. Cavan, Kevin R. Parke, Richard M. Hisey and James R. Bordewick, Jr., and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for the undersigned, in the name of, and in the capacity indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto our said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 4th day of November 2002.



JOHN W. BALLEN                      Principal Executive Officer
--------------
John W. Ballen

                                    EXHIBIT A


                            MFS/Sun Life Series Trust

                      Capital Appreciation Variable Account

                       Global Governments Variable Account

                     Government Securities Variable Account

                           High Yield Variable Account

                        Managed Sectors Variable Account

                          Money Market Variable Account

                          Total Return Variable Account

                                POWER OF ATTORNEY

         The undersigned, being the President and Principal Executive Officer of each company listed on Exhibit A hereto (each a "Registrant"), hereby severally constitute and appoint Jeffrey L. Shames, Stephen E. Cavan, John W. Ballen, Richard M. Hisey and James R. Bordewick, Jr., and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for the undersigned, in the name of, and in the capacity indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto our said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 1st day of April 2003.



KEVIN R. PARKE                      Principal Executive Officer
--------------
Kevin R. Parke

                                    EXHIBIT A


                            MFS/Sun Life Series Trust

                      Capital Appreciation Variable Account

                       Global Governments Variable Account

                     Government Securities Variable Account

                           High Yield Variable Account

                        Managed Sectors Variable Account

                          Money Market Variable Account

                          Total Return Variable Account

                                               INDEX TO EXHIBITS

EXHIBIT NO.           DESCRIPTION OF EXHIBIT                         PAGE NO.

   1    (c) Amendment to the Declaration of Trust, dated
             April 30, 2002, to redesignate certain series.

        (d) Amendment to the Declaration of Trust, dated
             October 16, 2002, to rededsignate one series.

   2        Amended and Restated By-Laws, dated October 25, 2002.

   9    (b) Legal Opinion Consent dated April 25, 2003.

  10        Consent of Deloitte & Touche LLP.